As filed with the Securities and Exchange                      File No. 33-41694
Commission on February 25, 1999                                File No. 811-6352

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

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             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 30

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 40

                             Aetna Series Fund, Inc.
                             -----------------------

          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                                 (860) 275-2032

                            Amy R. Doberman, Counsel
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

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It is proposed that this filing will become effective:



              X         on March 1, 1999 pursuant to paragraph (b)
           --------

Aetna Series Fund, Inc.
Prospectus
Class A, Class B and Class C Shares

March 1, 1999

Capital Appreciation Funds
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Mid Cap Fund (Mid Cap)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)

Growth & Income Funds
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)
Aetna Real Estate Securities Fund (Real Estate)

Income Funds
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna High Yield Fund (High Yield)
Aetna Money Market Fund (Money Market)

Index Plus Funds
Aetna Index Plus Bond Fund (Index Plus Bond)
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

Generation Funds
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

This Prospectus is for investors purchasing or considering purchase of Class A, Class B or Class C shares of one or more of the Funds.

Table of Contents

The Funds' Investments                                                      3
         Investment Objectives, Principal Investment Strategies and Risks,
         Investment Performance                                             3

Fund Expenses                                                              26

Other Considerations                                                       33

Management of the Funds                                                    34

Investing in the Funds                                                     36
         Opening an Account and Selecting a Share Class                    36
         How to Buy Shares                                                 39
         How to Sell Shares                                                42
         Timing of Requests                                                43
         Other Information about Shareholder Accounts and Services         43
         Dividends and Distributions                                       45
         Tax Information                                                   45

Private Account Performance                                                46

Financial Highlights                                                       48

Additional Information                                                     59

The Funds' Investments

Investment Objectives, Principal Investment Strategies and Risks, Investment Performance

Below is a description of each Fund's investment objective, the principal investment strategies employed on behalf of each Fund and the principal risks associated with investing in each Fund.

--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. Sales charges are not reflected in the bar chart performance. If sales charges were reflected, returns would be lower. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years noted in the bar chart.

--------------------------------------------------------------------------------

A table for each Fund that has been in existence for at least one full calendar year shows its average annual total return. These returns do reflect all applicable sales charges. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.

--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included on page 33.

--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Funds.

--------------------------------------------------------------------------------

Bradley, Foster & Sargent, Inc. (Bradley) serves as subadviser of Value Opportunity.

--------------------------------------------------------------------------------

Shares of the Funds will rise and fall in value and you could lose money by investing in them. There is no guaranty the Funds will achieve their investment objectives. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency.

Capital Appreciation Funds

Aetna Growth Fund (Growth)

Investment Objective Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Principal Investment Strategies Under normal market conditions, Growth invests at least 65% of its total assets in common stocks.

In managing Growth, Aeltus:

* Tends to emphasize stocks of larger companies, although it may invest in companies of any size.

* Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/earnings ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose full value is not reflected in the stock price.

* Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

Principal Risks The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Aetna Growth Fund                                  Investment Performance

                                                  Years Ended December 31,

Year-by-Year Total Return (Class A)          1995      1996      1997      1998
                                            33.38%    21.26%    21.88%    37.51%

[ARROW UP] Best Quarter:
first quarter 1998, up 17.42%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 10.06%

                                                     As of December 31, 1998
                  Average Annual Total Return   1 Year                Since Inception               Inception Date
                  Class A*                       29.61%                    21.83%                      01/04/94

                  Class C*                       35.57%                    22.83%                      01/04/94

                  S&P 500 Index**                28.57%                     N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Aetna International Fund
(International)

Investment Objective Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

Principal Investment Strategies Under normal market conditions, International invests at least 65% of its total assets in securities principally traded in three or more countries outside of North America. These securities may include common stocks as well as securities convertible into common stocks.

In managing International, Aeltus:

* Diversifies the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their real value.

* Allocates assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

* Invests primarily in established foreign securities markets, although it may invest in emerging markets as well.

* Typically invests in approximately 90 to 120 different securities at any one time, and looks to allocate no more than 3% of the Fund's total assets to a single security.

* Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

* Employs currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

Principal Risks The principal risks of investing in International are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks of foreign companies present additional risks for U.S. investors, including the following:

* Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

* Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

* Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. A hedging strategy adds to the Fund's expenses and may not perform as expected.

Aetna International Fund                            Investment Performance

                                                   Years Ended December 31,

Year-by-Year Total Return (Class A)          1995      1996      1997      1998
                                            6.27%     22.27%    14.94%    17.87%

[ARROW UP] Best Quarter:
first quarter 1998, up 16.79%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 15.74%

                                                               As of December 31, 1998
Average Annual Total Return               1 Year            5 Years         Since Inception        Inception Date
Class A*                                  11.09%             10.49%              9.50%                01/03/92
Class C*                                  16.41%             11.51%             10.14%                01/03/92
MSCI EAFE Index**                         20.33%              9.50%               N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

**The Morgan Stanley Capital International-Europe, Australia and Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock market exchanges of countries in Europe, Australia and the Far East.

Aetna Mid Cap Fund (Mid Cap)

Investment Objective Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

Principal Investment Strategies Under normal market conditions, Mid Cap invests at least 65% of its total assets in common stocks of mid-capitalization companies, defined as:

* The 1,000 largest U.S. companies (as measured by market capitalization), excluding companies in the Standard & Poor's 500 Composite Index.

* All companies not included above that are included in the Standard & Poor's MidCap 400 Index.

* Currently, companies falling into these categories have market capitalizations of between $800 million and $20 billion.

In managing Mid Cap, Aeltus invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their real value. Aeltus uses internally developed quantitative computer models to evaluate the financial characteristics of companies. Aeltus analyzes these characteristics in an attempt to identify companies whose full value is not reflected in the stock price. These characteristics include a company's potential for strong, sustainable earnings and for long-term profitability.

Principal Risks The principal risks of investing in Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

--------------------------------------------------------------------------------
Aetna Small Company Fund
(Small Company)

Investment Objective Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Principal Investment Strategies Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks of small-capitalization companies, defined as:

* The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

* All companies not included above that are included in the Standard & Poor's SmallCap 600 Index.

* Currently the largest company in this group has a market capitalization of approximately $1.3 billion.

In managing Small Company, Aeltus:

* Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their real value.

* Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose full value is not reflected in the stock price.

* Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

Principal Risks The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other principal risks include:

* Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

* The frequency and volume of trading in small cap stocks may be substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations or may be less liquid.

* When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

* Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Aetna Small Company Fund                           Investment Performance

                                                   Years Ended December 31,

Year-by-Year Total Return (Class A)          1995      1996      1997      1998
                                            47.11%    12.79%    32.26%     1.12%

[ARROW UP] Best Quarter:
third quarter 1997, up 18.27%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 18.27%

                                                     As of December 31, 1998
Average Annual Total Return               1 Year         Since Inception    Inception Date
Class A*                                  -4.70%             16.06%            01/04/94
Class C*                                  -0.76%             17.01%            01/04/94
Russell 2000 Index**                      -2.55%              N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

** The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 Index assumes reinvestment of all dividends and is unmanaged.

Aetna Value Opportunity Fund
(Value Opportunity)

Investment Objective Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Principal Investment Strategies Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks. In managing Value Opportunity, Bradley tends to invest in larger companies it believes are trading below their real value, although it may invest in companies of any size. Bradley believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems. In searching for investments, Bradley evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Bradley looks to sell a security when company business fundamentals deviate from expectations or when stop-loss levels are triggered.

Principal Risks The principal risks of investing in Value Opportunity are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

--------------------------------------------------------------------------------
Growth & Income Funds

Aetna Balanced Fund
(Balanced)

Investment Objective Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

Principal Investment Strategies Under normal market conditions, Balanced allocates its assets among the following asset classes:

*  Equities, such as common and preferred stocks.

* Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose full value is not reflected in their equity or debt securities.

Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies to a significant extent.

In managing the debt component of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality.

Principal Risks The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. The value of high-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Aetna Balanced Fund                                 Investment Performance

                                                   Years Ended December 31,

Year-by-Year Total Return (Class A)          1995      1996      1997      1998
                                            25.00%    14.49%    20.89%    16.26%

[ARROW UP] Best Quarter:
fourth quarter 1998, up 12.73%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 6.71%

                                                          As of December 31, 1998
Average Annual Total Return               1 Year            5 Years         Since Inception        Inception Date
Class A*                                   9.57%             12.93%              11.33%               01/03/92
Class C*                                  14.31%             13.92%              11.95%               01/03/92
S&P 500**                                 28.57%             24.06%               N/A
LBAB***                                    8.69%              7.27%               N/A
60% S&P 500 Index/
40% LBAB                                  20.98%             17.32%               N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

*** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index of corporate, government and mortgage bonds.

Aetna Growth and Income Fund
(Growth and Income)

Investment Objective Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Principal Investment Strategies Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital or income growth.

In managing Growth and Income, Aeltus:

*  Tends to emphasize stocks of larger companies.

* Also invests the Fund's assets across other asset classes (including stocks of small and medium-sized companies, international stocks, real estate securities and fixed income securities).

* Uses internally developed quantitative computer models to determine the relative attractiveness of each asset class and to evaluate company financial characteristics (for example, price to earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and valuation characteristics in selecting securities whose full value is not reflected in their price.

Principal Risks The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in allocating assets and in choosing investments within each asset class.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Although Aeltus emphasizes large cap stocks, the Fund is more diversified across asset classes than most other funds with a similar investment objective. Therefore, it may not perform as well as those funds when large cap stocks are in favor.

Aetna Growth and Income Fund                      Investment Performance

                                                  Years Ended December 31,
Year-by-Year Total Return (Class A)          1995      1996      1997      1998
                                            30.75%    26.79%    30.57%    14.58%

[ARROW UP] Best Quarter:
fourth quarter 1998, up 19.30%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 14.28%

                                                               As of December 31, 1998
Average Annual Total Return               1 Year            5 Years         Since Inception        Inception Date
Class A*                                   7.99%             18.27%             14.77%                01/03/92
Class C*                                  12.76%             19.21%             15.34%                01/03/92
S&P 500 Index**                           28.57%             24.06%              N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Aetna Real Estate Securities Fund
(Real Estate)

Investment Objective Seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Principal Investment Strategies Under normal market conditions, Real Estate invests at least 65% of its total assets in stocks, convertible securities and preferred stocks of companies principally engaged in the real estate industry. These companies may invest in, among other things, shopping malls, healthcare facilities, office parks and apartment communities, or may provide real estate management and development services.

In selecting investments from a universe of equity securities of REITs and real estate operating companies, Aeltus uses internally developed quantitative models to forecast the returns of each security. Aeltus evaluates real estate companies based on their earnings history and long-term growth prospects, analyst estimates of future earnings, safety and growth in dividends, balance sheet strength and quality of management. Aeltus also considers whether the securities appear to be trading below their real value. Aeltus allocates assets among property types and economic and geographic regions. Aeltus attempts to construct Real Estate's portfolio so that the overall level of risk is not in excess of its benchmark index, the National Association of Real Estate Investment Trusts Equity Index.

Principal Risks Concentrating in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include:

* Periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate.

* Periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners.

* Adverse developments in the real estate industry, which may have a greater impact on this Fund than a fund that is more broadly diversified.

The performance of the Fund also may be adversely affected by sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative stock market performance. Although Real Estate is subject to the risks generally attributable to stock investing, because the Fund has concentrated its assets in one industry it may be subject to more abrupt swings in value than would a fund that does not concentrate its assets in one industry.

--------------------------------------------------------------------------------
Income Funds

Aetna Bond Fund (Bond Fund)

Investment Objective Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Principal Investment Strategies Under normal market conditions, Bond Fund invests at least 65% of its total assets in:

*  High-grade corporate bonds.

*  Mortgage-related and other asset-backed securities.

* Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield bonds, and up to 25% of its total assets in foreign debt securities.

In managing Bond Fund, Aeltus:

* Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

* Uses quantitative computer models to identify issuers whose full value is not reflected in their security prices.

Principal Risks The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Aetna Bond Fund                                   Investment Performance

                                                  Years Ended December 31,
Year-by-Year Total Return (Class A)          1995      1996      1997      1998
                                            16.26%     2.46%     7.19%     8.09%

[ARROW UP] Best Quarter:
second quarter 1995, up 5.57%

[ARROW DOWN] Worst Quarter:
first quarter 1996, down 1.76%

                                                                As of December 31, 1998
Average Annual Total Return               1 Year            5 Years         Since Inception        Inception Date
Class A*                                  2.95%             4.77%             5.66%                01/03/92
Class C*                                  6.31%             5.42%             6.05%                01/03/92
LBAB**                                    8.69%             7.27%              N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index of corporate, government and mortgage bonds.

Aetna Government Fund

Investment Objective Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Principal Investment Strategies Under normal market conditions, Aetna Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing Aetna Government Fund, Aeltus:

* Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

* Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, Aetna Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

Principal Risks The principal risks of investing in Aetna Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Aetna Government Fund                             Investment Performance

                                                  Years Ended December 31,

Year-by-Year Total Return (Class A)          1995      1996      1997      1998
                                            15.12%    1.44%     8.59%     7.47%

[ARROW UP] Best Quarter:
second quarter 1995, up 4.97%

[ARROW DOWN] Worst Quarter:
first quarter 1996, down 1.99%

                                                       As of December 31, 1998
Average Annual Total Return               1 Year            Since Inception        Inception Date
Class A*                                  2.36%                  4.82%                01/04/94
Class C*                                  5.69%                  5.47%                01/04/94
Lehman Brothers Intermediate
Government Index**                        8.49%                   N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

** The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

Aetna High Yield Fund
(High Yield)

Investment Objective Seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by S&P or lower than Baa3 by Moody's.

Principal Investment Strategies Under normal market conditions, High Yield invests at least 65% of its total assets in high-yield bonds. High-yield bonds are bonds rated below investment grade in terms of quality, and may include bonds of companies in default or bankruptcy.

In managing High Yield, Aeltus:

* Looks to meet the Fund's objective and reduce volatility by constructing a diversified portfolio consisting of securities with varying maturities and credit ratings. Aeltus, however, attempts to look beyond credit ratings to select investments that it believes offer opportunities for high income, growth and credit improvement.

* Uses a quantitative process for evaluating the financial criteria of issuers, such as cash flow and profitability.

* Evaluates other, less quantitative factors, such as market share, strength of management and management's equity stake in the company.

Principal Risks When the economy weakens, cash flows weaken, making it more difficult for issuers to pay principal and interest. For all bonds, there is a risk that an issuer will default. This risk is even greater with high-yield bonds. Moreover, high-yield bonds, as a group, often decline in value when the market anticipates or experiences a large number of issuers defaulting or declaring bankruptcy.

Additional principal risks include:

* The performance of High Yield may be affected by weak equity markets, when issuers of high-yield bonds generally find it difficult to reduce debt by replacing debt with equity.

* Generally, when interest rates rise, bond prices fall, which may cause the value of the Fund's portfolio securities to fall as well.

--------------------------------------------------------------------------------
Aetna Money Market Fund
(Money Market)

Investment Objective Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Principal Investment Strategies Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, finance company commercial paper, asset-backed securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies. Money Market maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal Risks Although Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the yield of Money Market's shares.

Aetna Money Market Fund                            Investment Performance

                                                  Years Ended December 31,
Year-by-Year Total Return (Class A)          1995      1996      1997      1998
                                             5.99%     5.41$     5.45%     5.32%

[ARROW UP] Best Quarter:
second quarter 1995, up 1.51%

[ARROW DOWN] Worst Quarter:
first quarter 1997, up 1.28%

                                                               As of December 31, 1998
Average Annual Total Return               1 Year            5 Years         Since Inception        Inception Date
Class A*                                  5.32%             5.29%             4.83%                01/03/92
Class C*                                  5.32%             5.29%             4.83%                01/03/92
IBC Index**                               4.92%             4.75%              N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares.

** IBC's Money Funds Report Average/All Taxable Index (IBC) is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

To obtain current yield information, please contact 1-800-367-7732.

Index Plus Funds

Aetna Index Plus Bond Fund
(Index Plus Bond)

Investment Objective Seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed-income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index (LBAB), an unmanaged index comprised of approximately 6,900 securities.

Principal Investment Strategies Index Plus Bond invests at least 90% of its total assets in bonds, including U.S. Treasuries, corporate bonds and mortgage-related securities.

In managing Index Plus Bond, Aeltus:

* Attempts to achieve a total return which, before deducting Fund expenses, exceeds the LBAB.

* Allocates assets among various sectors, as well as among individual securities, that it believes will outperform those in the LBAB, while underweighting those sectors and securities it believes will underperform.

* In determining which bonds to purchase, evaluates various criteria, such as the financial strength of the issuer and the issuer's potential for strong, sustained earnings growth as well as the potential for interest rates to rise or fall.

Aeltus expects that there will be a close correlation between the performance of Index Plus Bond and that of the LBAB in both rising and falling markets.

Principal Risks The principal risks of investing in Index Plus Bond are those generally attributable to bond investing. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that an issuer will default.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

The success of the Fund's strategy depends significantly on Aeltus' skill in choosing investments, and in determining which sectors or securities to overweight, underweight or avoid altogether.

--------------------------------------------------------------------------------
Aetna Index Plus Large Cap Fund
(Index Plus Large Cap)

Investment Objective Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500 (other than Aetna Inc. common stock). The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index.

In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap approximately 400 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets.

Principal Risks The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

Aetna Index Plus Large Cap Fund        Investment Performance

                                       Year Ended December 31,

Year-by-Year Total Return (Class A)              1998
                                                32.12%

[ARROW UP] Best Quarter:
fourth quarter 1998, up 22.40%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 9.05%

                                                     As of December 31, 1998
Average Annual Total Return               1 Year            Since Inception        Inception Date
Class A*                                  28.16%                28.83%                12/10/96
Class C*                                  30.69%                30.40%                12/10/96
S&P 500 Index**                           28.57%                 N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Aetna Index Plus Mid Cap Fund
(Index Plus Mid Cap)

Investment Objective Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets.

Principal Risks The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

--------------------------------------------------------------------------------
Aetna Index Plus Small Cap Fund
(Index Plus Small Cap)

Investment Objective Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 (S&P 600), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets.

Principal Risks The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other principal risks include:

* Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

* The frequency and volume of trading in small cap stocks may be substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

* When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

* Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

Generation  Funds

Aetna Ascent Fund
(Ascent)

Aetna Crossroads Fund
(Crossroads)

Aetna Legacy Fund
(Legacy)

Investment Objectives  Ascent seeks to provide capital appreciation.

Crossroads seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Legacy seeks to provide total return consistent with preservation of capital.

Principal Investment Strategies Ascent, Crossroads and Legacy are asset allocation funds that have been designed for investors with different investment goals:

* Ascent is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

* Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

* Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% in high-yield bonds) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the securities in each Fund and take advantage of opportunities as market and economic conditions change. Aeltus does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Generation Funds' portfolios.

The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

*  Expected dividend yields and total returns.

*  Bond yields.

*  Price-to-earnings ratios.

Asset Class
                                       Ascent            Crossroads(1)    Legacy(2)          Comparative Index
Equities
Large Capitalization Stocks
Range                                  0-60%             0-45%             0-30%             S&P 500 Index
Benchmark                              20%               15%               10%

Small-/Mid-Capitalization Stocks
Range                                  0-40%             0-30%             0-20%             Russell 2500 Index
Benchmark                              20%               15%               10%

International Stocks                                                                         Morgan Stanley Capital
Range                                  0-40%             0-30%             0-20%             International Europe,
Benchmark                              20%               15%               10%               Australia and Far East Index

Real Estate Stocks                                                                           National Association of
Range                                  0-40%             0-30%             0-20%             Real Estate Investment Trusts
Benchmark                              20%               15%               10%               Equity Index

Fixed Income

U.S. Dollar Bonds
Range                                  0-30%             0-70%             0-100%            Salomon Brothers Broad
Benchmark                              10%               25%               40%               Investment Grade Index

International Bonds
Range                                  0-20%             0-20%             0-20%             Salomon Brothers Non-U.S.
Benchmark                              10%               10%               10%               World Government Bond Index

Money Market Instruments

Range                                  0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
Benchmark                              0%                5%                10%

----------
(1) Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

Principal Risks The success of each Generation Fund's strategy depends significantly on Aeltus' skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Aetna Ascent Fund                        Investment Performance

                                        Year Ended December 31,

Year-by-Year Total Return (Class A)              1998
                                                 4.28%

[ARROW UP] Best Quarter:
fourth quarter 1998, up 10.25%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 12.94%

                                                      As of December 31, 1998
Average Annual Total Return               1 Year            Since Inception        Inception Date
Class A*                                  -1.72%                15.07%                01/04/95
Class C*                                   2.51%                16.30%                01/04/95
Russell 3000 Index**                      24.14%                 N/A
Ascent Composite****                       7.93%                 N/A

Aetna Crossroads Fund                   Investment Performance

                                        Year Ended December 31,

Year-by-Year Total Return (Class A)              1998
                                                 3.87%

[ARROW UP] Best Quarter:
fourth quarter 1998, up 7.48%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 10.18%

                                                      As of December 31, 1998
Average Annual Total Return               1 Year            Since Inception        Inception Date
Class A*                                  -2.11%                12.65%               01/04/95
Class C*                                   2.06%                13.87%               01/04/95
Saly BIG Index***                          8.72%                 N/A
Crossroads Composite****                   8.42%                 N/A

Aetna Legacy Fund                        Investment Performance

                                        Year Ended December 31,

Year-by-Year Total Return (Class A)              1998
                                                 6.12%

[ARROW UP] Best Quarter:
fourth quarter 1998, up 5.82%

[ARROW DOWN] Worst Quarter:
third quarter 1998, down 5.79%

                                                      As of December 31, 1998
Average Annual Total Return               1 Year            Since Inception        Inception Date
Class A*                                  0.02%                10.67%              01/04/95
Class C*                                  4.24%                11.85%              01/04/95
Saly BIG Index***                         8.72%                 N/A
Legacy Composite****                      8.74%                 N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class C shares on June 30, 1998. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class C shares. Class C share 1-year returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."

** The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

*** The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes US Treasury/agency issues, mortgage passthrough securities, and corporate issues.

**** The Ascent Composite, Crossroads Composite and Legacy Composite are each comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Fund.

Asset Class                      Benchmark Index
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Stocks                 The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks            The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all
                                 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.

International Stocks             The Morgan Stanley Capital International-Europe, Australia, Far East Index is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Real Estate Stocks               The National Association of Real Estate Investment Trusts Equity Index is an unmanaged, market-weighted average of the performance of tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

U.S. Dollar Bonds                Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds              The Salomon Brothers Non-U.S. World Government Bond Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom; Germany; France; Canada; the Netherlands; Australia;
                                 Denmark, Italy, Belgium, Spain and Sweden.

Cash Equivalents                 Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

Fund Expenses

The following tables describe Fund expenses. Shareholder fees are paid directly by shareholders. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

                                      Class A Shares                    Class B Shares                  Class C Shares
                                    Shareholder Fees(1)               Shareholder Fees(1)             Shareholder Fees(1)

                               Maximum         Maximum              Maximum         Maximum           Maximum          Maximum
                                Sales       Deferred Sales       Sales Charge   Deferred Sales      Sales Charge    Deferred Sales
                            Charge (Load)    Charge (Load)        (Load) on      Charge (Load)       (Load) on      Charge (Load)
                            on Purchases   (as a percentage     Purchases (as  (as a percentage    Purchases (as   (as a percentage
                          (as a percentage     of gross          a percentage      of gross         a percentage       of gross
                            of purchase       redemption          of purchase      redemption        of purchase      redemption
                               price)         proceeds)(2)           price)        proceeds)(3)        price)          proceeds)(4)
Growth                         5.75%             None                 None            5.00%             None            1.00%
International                  5.75%             None                 None            5.00%             None            1.00%
Mid Cap                        5.75%             None                 None            5.00%             None            1.00%
Small Company                  5.75%             None                 None            5.00%             None            1.00%
Value Opportunity              5.75%             None                 None            5.00%             None            1.00%
------------------------------------------------------------------------------------------------------------------------------------
Balanced                       5.75%             None                 None            5.00%             None            1.00%
Growth and Income              5.75%             None                 None            5.00%             None            1.00%
Real Estate                    5.75%             None                 None            5.00%             None            1.00%
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                      4.75%             None                 None            5.00%             None            1.00%
Aetna Government Fund          4.75%             None                 None            5.00%             None            1.00%
High Yield                     4.75%             None                 None            5.00%             None            1.00%
Money Market                    None             None                 None            5.00%             None             None
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                3.00%             None                 None            5.00%             None            0.75%
Index Plus Large Cap           3.00%             None                 None            5.00%             None            0.75%
Index Plus Mid Cap             3.00%             None                 None            5.00%             None            0.75%
Index Plus Small Cap           3.00%             None                 None            5.00%             None            0.75%
------------------------------------------------------------------------------------------------------------------------------------
Ascent                         5.75%             None                 None            5.00%             None            1.00%
Crossroads                     5.75%             None                 None            5.00%             None            1.00%
Legacy                         5.75%             None                 None            5.00%             None            1.00%

(1) The Funds do not impose any sales charge (load) on reinvested dividends or exchanges.

(2) A CDSC of up to 1.00% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(3) The Funds charge a CDSC of 5.00% on shares redeemed in the first year, declining to 1.00% on shares redeemed in the sixth year. No CDSC is charged thereafter.

(4) The Funds charge a CDSC of 1.00% (0.75% for the Index Plus Funds) on shares redeemed in the first 18 months. No CDSC is charged thereafter.

Class A Shares
Annual Fund Operating Expenses

                                 Class A Shares
                        Annual Fund Operating Expenses(1)
                  (as a percentage of average daily net assets)

                                                 Distribution                          Total          Fee Waiver/
                                 Management        (12b-1)                           Operating          Expense              Net
                                    Fee             Fees          Other Expenses      Expenses       Reimbursement         Expenses
------------------------------------------------------------------------------------------------------------------------------------
Growth                             0.700%           0.25%             0.300%            1.25%             0.00%             1.25%
International                      0.850%           0.25%             0.820%            1.92%             0.32%             1.60%
Mid Cap                            0.750%           0.25%             2.840%            3.84%             2.44%             1.40%
Small Company                      0.850%           0.25%             0.580%            1.68%             0.18%             1.50%
Value Opportunity                  0.700%           0.25%             2.710%            3.66%             2.31%             1.35%
------------------------------------------------------------------------------------------------------------------------------------
Balanced                           0.800%           0.25%             0.320%            1.37%             0.00%             1.37%
Growth and Income                  0.625%           0.25%             0.255%            1.13%             0.00%             1.13%
Real Estate                        0.800%           0.25%             2.090%            3.14%             1.59%             1.55%
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                          0.500%           0.25%             0.470%            1.22%             0.22%             1.00%
Aetna Government Fund              0.500%           0.25%             1.010%            1.76%             0.81%             0.95%
High Yield                         0.650%           0.25%             1.620%            2.52%             1.32%             1.20%
Money Market                       0.400%           0.00%             0.320%            0.72%             0.22%             0.50%
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                    0.350%           0.25%             1.070%            1.67%             0.82%             0.85%
Index Plus Large Cap               0.450%           0.25%             0.720%            1.42%             0.47%             0.95%
Index Plus Mid Cap                 0.450%           0.25%             2.060%            2.76%             1.76%             1.00%
Index Plus Small Cap               0.450%           0.25%             2.180%            2.88%             1.88%             1.00%
------------------------------------------------------------------------------------------------------------------------------------
Ascent                             0.800%           0.25%             0.630%            1.68%             0.23%             1.45%
Crossroads                         0.800%           0.25%             0.600%            1.65%             0.20%             1.45%
Legacy                             0.800%           0.25%             0.870%            1.92%             0.47%             1.45%

(1) Aeltus is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, and Growth and Income. An administrative services fee of 0.10% is included in Other Expenses.

The expenses shown above are based on the year ended October 31, 1998, and have been restated to reflect changes in certain contractual arrangements. Previously, Class A shares were assessed an administrative services fee of 0.25%, a distribution (12b-1) fee of 0.50% (0.00% for Money Market) and a shareholder services fee of 0.25% (0.10% for Money Market). As of January 1, 1998, the shareholder services fee for this class of shares was eliminated.

Class A Shares Example

The following example is designed to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                      1 Year*               3 Years*               5 Years*              10 Years*
Growth                                $  695                 $  949                $1,222                 $1,999
International                            728                  1,115                 1,529                  2,693
Mid Cap                                  709                  1,486                 2,321                  4,683
Small Company                            719                  1,058                 1,422                  2,448
Value Opportunity                        705                  1,446                 2,243                  4,503
------------------------------------------------------------------------------------------------------------------
Balanced                                 706                    984                 1,282                  2,127
Growth and Income                        684                    913                 1,161                  1,871
Real Estate                              724                  1,357                 2,035                  3,946
------------------------------------------------------------------------------------------------------------------
Bond Fund                                572                    824                 1,096                  1,877
Aetna Government Fund                    567                    930                 1,324                  2,455
High Yield                               591                  1,109                 1,666                  3,256
Money Market                              51                    208                   380                    882
------------------------------------------------------------------------------------------------------------------
Index Plus Bond                          384                    736                 1,117                  2,218
Index Plus Large Cap                     394                    692                 1,015                  1,945
Index Plus Mid Cap                       399                    978                 1,605                  3,404
Index Plus Small Cap                     399                  1,003                 1,657                  3,535
------------------------------------------------------------------------------------------------------------------
Ascent                                   714                  1,054                 1,418                  2,448
Crossroads                               714                  1,048                 1,405                  2,417
Legacy                                   714                  1,102                 1,519                  2,696

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 1999. Therefore, all figures reflect a waiver/reimbursement for the first year of the period.

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.

Long-term shareholders (except for Money Market shareholders) may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (NASD), because of the combination of front-end sales charges and distribution (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

Class B Shares
Annual Fund Operating Expenses

                                 Class B Shares
                        Annual Fund Operating Expenses(1)
                  (as a percentage of average daily net assets)

                                               Distribution and                        Total          Fee Waiver/
                                 Management     Service (12b-1)                      Operating           Expense             Net
                                    Fee             Fees         Other Expenses       Expenses        Reimbursement        Expenses
------------------------------------------------------------------------------------------------------------------------------------
Growth                             0.700%           1.00%             0.300%            2.00%             0.00%             2.00%
International                      0.850%           1.00%             0.820%            2.67%             0.32%             2.35%
Mid Cap                            0.750%           1.00%             2.840%            4.59%             2.44%             2.15%
Small Company                      0.850%           1.00%             0.580%            2.43%             0.18%             2.25%
Value Opportunity                  0.700%           1.00%             2.710%            4.41%             2.31%             2.10%
------------------------------------------------------------------------------------------------------------------------------------
Balanced                           0.800%           1.00%             0.320%            2.12%             0.00%             2.12%
Growth and Income                  0.625%           1.00%             0.255%            1.88%             0.00%             1.88%
Real Estate                        0.800%           1.00%             2.090%            3.89%             1.59%             2.30%
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                          0.500%           1.00%             0.470%            1.97%             0.22%             1.75%
Aetna Government Fund              0.500%           1.00%             1.010%            2.51%             0.81%             1.70%
High Yield                         0.650%           1.00%             1.620%            3.27%             1.32%             1.95%
Money Market                       0.400%           1.00%             0.320%            1.72%             0.22%             1.50%
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                    0.350%           1.00%             1.070%            2.42%             0.82%             1.60%
Index Plus Large Cap               0.450%           1.00%             0.720%            2.17%             0.47%             1.70%
Index Plus Mid Cap                 0.450%           1.00%             2.060%            3.51%             1.76%             1.75%
Index Plus Small Cap               0.450%           1.00%             2.180%            3.63%             1.88%             1.75%
------------------------------------------------------------------------------------------------------------------------------------
Ascent                             0.800%           1.00%             0.630%            2.43%             0.23%             2.20%
Crossroads                         0.800%           1.00%             0.600%            2.40%             0.20%             2.20%
Legacy                             0.800%           1.00%             0.870%            2.67%             0.47%             2.20%

(1) Aeltus is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, and Growth and Income. An administrative services fee of 0.10% is included in Other Expenses.

Because Class B shares are new, the expenses shown above are based on expenses incurred by Class A shareholders for the year ended October 31, 1998, adjusted for differences in the distribution (Rule 12b-1) fees applicable to Class B shares. Class B shareholders are charged a higher distribution (12b-1) fee and are charged a shareholder services fee of 0.25%.

Class B Shares Example

The following example is designed to help compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                      1 Year*               3 Years*              5 Years*              10 Years**
Growth                                $  703                 $  927                $1,278                 $2,131
International                            738                  1,101                 1,594                  2,830
Mid Cap                                  718                  1,489                 2,417                  4,860
Small Company                            728                  1,041                 1,483                  2,582
Value Opportunity                        713                  1,447                 2,336                  4,677
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                 715                    964                 1,339                  2,258
Growth and Income                        691                    891                 1,216                  2,003
Real Estate                              733                  1,354                 2,119                  4,106
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                678                    898                 1,246                  2,099
Aetna Government Fund                    673                  1,009                 1,480                  2,682
High Yield                               698                  1,193                 1,830                  3,484
Money Market                             653                    821                 1,116                  1,758
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                          663                    980                 1,434                  2,588
Index Plus Large Cap                     673                    936                 1,330                  2,315
Index Plus Mid Cap                       678                  1,226                 1,924                  3,758
Index Plus Small Cap                     678                  1,252                 1,977                  3,887
------------------------------------------------------------------------------------------------------------------------------------
Ascent                                   723                  1,037                 1,480                  2,583
Crossroads                               723                  1,030                 1,467                  2,552
Legacy                                   723                  1,088                 1,584                  2,835

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 1999. Therefore, all figures reflect a waiver/reimbursement for the first year of the period.

** Reflects the conversion of Class B shares to Class A shares, which pay lower
   12b-1 fees. Conversion occurs eight years after purchase.

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

Class C Shares
Annual Fund Operating Expenses

                                 Class C Shares
                        Annual Fund Operating Expenses(1)
                  (as a percentage of average daily net assets)

                                               Distribution and                        Total          Fee Waiver/
                                 Management     Service (12b-1)                      Operating           Expense             Net
                                    Fee             Fees         Other Expenses       Expenses        Reimbursement        Expenses
------------------------------------------------------------------------------------------------------------------------------------
Growth                             0.700%           1.00%             0.300%            2.00%             0.00%             2.00%
International                      0.850%           1.00%             0.820%            2.67%             0.32%             2.35%
Mid Cap                            0.750%           1.00%             2.840%            4.59%             2.44%             2.15%
Small Company                      0.850%           1.00%             0.580%            2.43%             0.18%             2.25%
Value Opportunity                  0.700%           1.00%             2.710%            4.41%             2.31%             2.10%
------------------------------------------------------------------------------------------------------------------------------------
Balanced                           0.800%           1.00%             0.320%            2.12%             0.00%             2.12%
Growth and Income                  0.625%           1.00%             0.255%            1.88%             0.00%             1.88%
Real Estate                        0.800%           1.00%             2.090%            3.89%             1.59%             2.30%
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                          0.500%           1.00%             0.470%            1.97%             0.22%             1.75%
Aetna Government Fund              0.500%           1.00%             1.010%            2.51%             0.81%             1.70%
High Yield                         0.650%           1.00%             1.620%            3.27%             1.32%             1.95%
Money Market                       0.400%           0.00%             0.320%            0.72%             0.22%             0.50%
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                    0.350%           0.75%             1.070%            2.17%             0.82%             1.35%
Index Plus Large Cap               0.450%           0.75%             0.720%            1.92%             0.47%             1.45%
Index Plus Mid Cap                 0.450%           0.75%             2.060%            3.26%             1.76%             1.50%
Index Plus Small Cap               0.450%           0.75%             2.180%            3.38%             1.88%             1.50%
------------------------------------------------------------------------------------------------------------------------------------
Ascent                             0.800%           1.00%             0.630%            2.43%             0.23%             2.20%
Crossroads                         0.800%           1.00%             0.600%            2.40%             0.20%             2.20%
Legacy                             0.800%           1.00%             0.870%            2.67%             0.47%             2.20%

(1) Aeltus is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, and Growth and Income. An administrative services fee of 0.10% is included in Other Expenses.

The expenses shown above are based on the period from June 30, 1998 (Class C inception date) to October 31, 1998, and have been annualized.

Class C Shares Example

The following example is designed to help compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                       1 Year*               3 Years*               5 Years*             10 Years*
Growth                                $  303                 $  627                $1,078                 $2,327
International                            338                    801                 1,394                  3,019
Mid Cap                                  318                  1,189                 2,217                  5,053
Small Company                            328                    741                 1,283                  2,773
Value Opportunity                        313                  1,147                 2,136                  4,871
------------------------------------------------------------------------------------------------------------------
Balanced                                 315                    664                 1,139                  2,452
Growth and Income                        291                    591                 1,016                  2,201
Real Estate                              333                  1,054                 1,919                  4,297
------------------------------------------------------------------------------------------------------------------
Bond Fund                                278                    598                 1,046                  2,299
Aetna Government Fund                    273                    709                 1,280                  2,883
High Yield                               298                    893                 1,630                  3,681
Money Market                              51                    208                   380                    882
------------------------------------------------------------------------------------------------------------------
Index Plus Bond                          212                    604                 1,105                  2,527
Index Plus Large Cap                     223                    559                 1,001                  2,250
Index Plus Mid Cap                       228                    851                 1,600                  3,712
Index Plus Small Cap                     228                    877                 1,653                  3,843
------------------------------------------------------------------------------------------------------------------
Ascent                                   323                    737                 1,280                  2,776
Crossroads                               323                    730                 1,267                  2,744
Legacy                                   323                    788                 1,384                  3,028

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 1999. Therefore, all figures reflect a waiver/reimbursement for the first year of the period.

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.

Long-term shareholders (except Money Market shareholders) may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

Other Considerations

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

* Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date.

* Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk with futures contracts and options is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Defensive Investing In response to unfavorable market conditions, each Fund (except Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.

Year 2000 As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology ("IT") systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year-end 1997, Aetna, including Aeltus, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year-end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the Funds.

Aeltus and the Funds also have relationships with broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including Aeltus, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and Aeltus have asssessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be not assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Funds, including, without limitation, their operation or the valuation of their assets.

In addition, the Year 2000 problem may adversely affect issuers in which a Fund invests. For example, issuers may incur substantial costs to address the problem. Aeltus and the Funds will continue to monitor developments relating to this issue.

Risks of Conversion to Euro On January 1, 1999, 11 of the countries in the European Monetary Union adopted the Euro as their official currency. However, their original currencies (for example, the franc, the mark and the lire) will continue in use for cash transactions until January 1, 2002. After that date, it is expected that only the Euro will be used in those countries. Although a common currency is expected to confer some benefits in those markets, the conversion to the new currency may affect issuers in which the Funds invest, because of changes in the competitive environment from a consolidated currency market, and greater operational costs from converting to the new currency. This could depress the value of their stock. Any negative impact of the conversion to the Euro will be most significant for International.

Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 1998, Growth, International, Small Company, Growth and Income, Aetna Government Fund and High Yield each had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.

Management of the Funds

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602 serves as investment adviser to the Funds. Aeltus is responsible for managing the assets of each Fund in accordance with its investment objective and policies, subject to oversight by the Aetna Series Fund, Inc. (Company) Board of Directors (Board). Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

* Listed below for Funds that have operated for at least one full fiscal year are the aggregate advisory fees paid by each Fund for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.

* Listed below for the Funds that have operated for less than one full fiscal year are the advisory fees that Aeltus is entitled to receive, expressed as an annual rate based on the average daily net assets of each Fund.

                       Aggregate Advisory Fees Paid as a                                           Aggregate Advisory Fees Paid as a
                       Percentage of Average Net Assets                                            Percentage of Average Net Assets
Fund Name              for Year Ended October 31, 1998        Fund Name                            for Year Ended October 31, 1998

Growth                       0.70                             Aetna Government Fund                0.00
International                0.66                             Money Market                         0.15
Small Company                0.73                             Index Plus Large Cap                 0.00
Balanced                     0.80                             Ascent                               0.61
Growth and Income            0.66                             Crossroads                           0.63
Bond Fund                    0.28                             Legacy                               0.37

Fund Name                                       Rate          Average Daily Net Assets

Mid Cap                                         0.750%        On first $250 million
                                                0.700%        On next $250 million
                                                0.675%        On next $250 million
                                                0.650%        On next $1.25 billion
                                                0.600%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunity                               0.700%        On first $250 million
                                                0.650%        On next $250 million
                                                0.625%        On next $250 million
                                                0.600%        On next $1.25 billion
                                                0.550%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                     0.800%        On first $250 million
                                                0.750%        On next $250 million
                                                0.725%        On next $250 million
                                                0.700%        On next $1.25 billion
                                                0.650%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
High Yield                                      0.650%        On first $250 million
                                                0.600%        On next $250 million
                                                0.575%        On next $250 million
                                                0.550%        On next $1.25 billion
                                                0.500%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                                 0.350%        On first $250 million
                                                0.350%        On next $250 million
                                                0.325%        On next $250 million
                                                0.300%        On next $1.25 billion
                                                0.275%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Mid Cap                              0.450%        On first $250 million
                                                0.450%        On next $250 million
                                                0.425%        On next $250 million
                                                0.400%        On next $1.25 billion
                                                0.375%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Small Cap                            0.450%        On first $250 million
                                                0.450%        On next $250 million
                                                0.425%        On next $250 million
                                                0.400%        On next $1.25 billion
                                                0.375%        Over $2 billion

On October 1, 1998, Bradley, Foster & Sargent, Inc., CityPlace II, 185 Asylum Street, Hartford, Connecticut 06103, was appointed as subadviser to Value Opportunity. While Bradley had not previously served as an investment adviser or subadviser to a mutual fund, it has managed private client assets as well as 401(k), profit sharing and other retirement plan assets since 1994.

Bradley is responsible for making equity investment decisions. Aeltus, as adviser, remains responsible for all other aspects of managing Value Opportunity, including trade execution and cash management. Aeltus pays Bradley a monthly subadvisory fee at an annual rate of 0.15% of Value Opportunity's average daily net assets on the first $250 million of assets, and 0.10% on assets above $250 million.

Portfolio Management The following people are primarily responsible for the day-to-day management of the Funds.

Capital Appreciation Funds

Growth Kenneth H. Bragdon, Portfolio Manager, Aeltus, has been managing Growth since May 1998. Previously, Mr. Bragdon co-managed the Fund. Mr. Bragdon has been with the Aetna organization since 1978 and has 27 years of experience in the investment business.

International Vince Fioramonti, Portfolio Manager, Aeltus, has been managing International since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President of The Travelers Investment Management Company. He began his investment career with Travelers in 1988.

Mid Cap Donald Townswick, Portfolio Manager, Aeltus, has been managing Mid Cap since its inception in February 1998. He also manages small- and mid-cap stocks for several other mutual funds managed by Aeltus. Mr. Townswick joined the Aetna organization in July 1994 after serving for 2 years with Invesco Inc.

Small Company Thomas DiBella, Portfolio Manager, Aeltus, has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

Value Opportunity Peter Canoni, Principal, Bradley, manages Value Opportunity. Before joining Bradley, Mr. Canoni was a Managing Director of Aeltus and the portfolio manager of Value Opportunity from its inception in February 1998 through August 3, 1998. Mr. Canoni had been with the Aetna organization since 1980 and has over 26 years of investment experience.

Growth & Income Funds

Balanced Geoffrey A. Brod, Portfolio Manager, Aeltus, has been managing large cap stocks for the Fund since August 1, 1998. He has over 30 years of experience in quantitative applications and has over 11 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Thomas DiBella, Portfolio Manager, Aeltus, has been managing small cap stocks for the Fund since March 1, 1999. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

Carl Baker, Portfolio Manager, Aeltus, has been managing fixed-income securities for the Fund since August 1, 1998. Mr. Baker has 11 years of experience in fixed income portfolio management and has been with the Aetna organization since 1982.

Growth and Income Kevin M. Means, Managing Director, Aeltus, has been managing Growth and Income since July 1994. Mr. Means joined Aetna in July 1994 after serving as Chief Investment Officer at Invesco Management and Research since 1993. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at Invesco Capital Management. Mr. Means heads a team of portfolio managers each of whom specializes in a particular asset class used in the management of Growth and Income.

Real Estate Yaniv Tepper, Portfolio Manager, Aeltus, has been managing Real Estate since its inception in February 1998. He has been managing real estate securities for several investment funds managed by Aeltus since 1994 when he joined Aeltus. He has over 10 years of experience in direct real estate and real estate securities investments.

Income Funds

Bond Fund Steven C. Huber, Managing Director, Aeltus, has been managing the Fund since August 1998. Mr. Huber joined the Aetna organization in 1987 as a quantitative analyst and has been managing fixed-income portfolios since 1989.

Aetna Government Fund Hugh T.M. Whelan, Portfolio Manager, Aeltus, has been managing the Aetna Government Fund since January 1997. Mr. Whelan joined the Aetna organization in 1989 and manages fixed-income portfolios employing different strategies.

High Yield Gail Bruhn, Portfolio Manager, Aeltus, has been managing High Yield since its inception in February 1998. Ms. Bruhn joined Aeltus in 1995 after spending 12 years with CIGNA Investments. She currently manages high-yield securities for several institutional accounts.

Money Market Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing Money Market since its inception in January 1992. Ms. Wong-Boehm joined the Aetna organization in 1983 as a fixed-income portfolio analyst and in 1989 she was assigned primary responsibility for the money market operations.

Index Plus Funds

Index Plus Bond Christie Bull, Portfolio Manager, Aeltus, has been managing Index Plus Bond since its inception in February 1998. Ms. Bull is also the Director of Fixed Income Research for Aeltus. Ms. Bull has been with the Aetna organization since 1979, and has been managing fixed-income securities for several private accounts managed by Aeltus since 1993.

Index Plus Large Cap Geoffrey A. Brod, Portfolio Manager, Aeltus, has been managing Index Plus Large Cap since its inception in December 1996. He has over 30 years of experience in quantitative applications and has over 11 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Index Plus Mid Cap, Index Plus Small Cap Geoffrey A. Brod, Portfolio Manager, Aeltus, and Michael F. Farrell, Portfolio Manager, Aeltus, serve as co-managers of Index Plus Mid Cap and Index Plus Small Cap. Mr. Brod served as the sole manager of Index Plus Mid Cap and Index Plus Small Cap from each Fund's inception in February 1998 through February 1999. Mr. Farrell has been with the Aetna organization since 1991 and has been responsible for quantitative research and development of equity models.

Generation Funds

Ascent, Crossroads, Legacy Kevin M. Means, Managing Director, Aeltus, is the lead portfolio manager for each Generation Fund and has been responsible for determining the allocation of each Fund's investments since its inception in January 1995. Mr. Means is also responsible for the selection of large capitalization stocks for the Generation Funds. Mr. Means is supported by a team of investment professionals, each of whom focuses on a particular asset class.

Donald Townswick, Portfolio Manager, Aeltus, has been managing small and mid-cap stocks for the Generation Funds since January 1995.

Vince Fioramonti, Portfolio Manager, Aeltus, has been managing international stocks and non-U.S. dollar government bonds for the Generation Funds since January 1995.

Yaniv Tepper, Portfolio Manager, Aeltus, has been managing real estate securities for the Generation Funds since May 1995.

Carl Baker, Portfolio Manager, Aeltus, has been managing U.S. Dollar Bonds for the Generation Funds since August 1998.

Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing money market investments for the Generation Funds since their inception in January 1995.

Investing in the Funds

Opening an Account and Selecting a Share Class

How to Open an Account You may open an account either through your investment professional or through the sponsor of your employer-sponsored retirement plan. If you are opening an account through your investment professional, he or she will guide you through the process of investing in a Fund. If you are investing through a retirement plan, please refer to your plan materials.

Selecting a Class

Class A Shares (except Money Market)

* Front-end sales charge applies (at the time of purchase), which will vary depending on the Fund and the size of your purchase.

* No CDSC applies, except in certain instances when the front-end sales charge has been waived because the aggregate investment in the Funds was at least $1 million or the purchase was through certain participant-directed employee benefit plans.

*  Distribution (12b-1) Fee of 0.25% applies.

Sales Charges: Class A Shares The tables below show the front-end sales charges you will pay if you purchase Class A shares of the Funds in any amount up to $1 million.

Growth                    Balanced                         Ascent
International             Growth and Income                Crossroads
Mid Cap                   Real Estate                      Legacy
Small Company
Value Opportunity

                          When you invest this amount        This % is                   Which equals this
                                                             deducted                    % of your investment
                                                             for sales charges
                          under $50,000                      5.75%                       6.10%
                          $50,000 but under $100,000         4.50                        4.71
                          $100,000 but under $250,000        3.50                        3.63
                          $250,000 but under $500,000        2.50                        2.56
                          $500,000 but under $1,000,000      2.00                        2.04

Bond Fund
Aetna Government Fund
High Yield

                          When you invest this amount        This % is                   Which equals this
                                                             deducted                    % of your investment
                                                             for sales charges
                          under $50,000                      4.75%                       4.99%
                          $50,000 but under $100,000         4.50                        4.71
                          $100,000 but under $250,000        3.50                        3.63
                          $250,000 but under $500,000        2.50                        2.56
                          $500,000 but under $1,000,000      2.00                        2.04

Index Plus Bond
Index Plus Large Cap
Index Plus Mid Cap
Index Plus Small Cap

                          When you invest this amount        This % is deducted           Which equals this
                                                             for sales charges            % of your investment
                          under $50,000                      3.00%                        3.09%
                          $50,000 but under $100,000         2.50                         2.56
                          $100,000 but under $250,000        2.00                         2.04
                          $250,000 but under $500,000        1.50                         1.52
                          $500,000 but under $1,000,000      1.00                         1.01

Class A Shares Sales Charge Waivers Generally, no front-end sales charge applies if you are buying Class A shares with money you received within the past 60 days by redeeming class A shares of another Aeltus-advised Fund on which a front-end sales charge was paid or with money you received within the past 30 days by redeeming shares of another mutual fund on which you paid a front-end sales charge. The Funds also waive the Class A front-end sales charge for purchases made by certain types of investors. (See the Statement of Additional Information or call 1-800-367-7732 for additional details.)

CDSC on Class A Shares The Funds do not impose a CDSC on Class A shares purchased with an aggregate investment in the Funds of less than $1 million. All Funds other than Money Market may impose a CDSC on Class A shares purchased (i) with an aggregate investment in the Funds in excess of $1 million or (ii) by certain participant-directed employee benefit plans. The CDSC on Class A shares will apply only to shares for which a finder's fee is paid to investment professionals pursuant to a distribution agreement with the Funds. The CDSC imposed is as follows:

                                        this % is deducted from
When you invest this amount             your proceeds

$1 million but under $3 million         Year 1 - 1.00%
                                        Year 2 - 0.50%

$3 million but under $20 million        Year 1 - 0.50%
                                        Year 2 - 0.50%

$20 million or greater                  Year 1 - 0.25%
                                        Year 2 - 0.25%

Class B Shares

*  No front-end sales charge applies.
*  CDSC applies (if you sell your shares within six years of purchase).
*  Distribution (12b-1) Fee of 0.75% applies.
*  Service Fee of 0.25% applies.
*  Automatic conversion to Class A shares after eight years.

You can purchase Class B shares of Money Market only by (i) opening a Dollar Cost Averaging account by which all of the amount invested will be reinvested in another Fund within 24 months of the initial purchase or (ii) exchanging Class B shares of another Fund. Orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

Sales Charges: Class B Shares All Funds impose a CDSC on redemptions, but not exchanges, made within six years of purchase. The table below shows the applicable CDSC based on the time invested.

Redemption During                              CDSC
1st year since purchase                        5%
2nd year since purchase                        4%
3rd year since purchase                        3%
4th year since purchase                        3%
5th year since purchase                        2%
6th year since purchase                        1%
7th year since purchase                        None

Class C Shares (except Money Market)

*  No front-end sales charge applies.
*  CDSC applies (if you sell your shares within 18 months of purchase).
* Distribution (12b-1) Fee of 0.75% (for all Funds except the Index Plus Funds) or 0.50% (for the Index Plus Funds) applies.
*  Service Fee of 0.25% applies.

Sales Charges: Class C Shares All Funds other than Money Market impose a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Index Plus Funds which impose a CDSC of 0.75%.

Other Policies Relating to Charges and Fees

Application of a CDSC To determine whether a CDSC is payable on any redemption, the Fund will first redeem shares not subject to any charge, and then shares held longest during the CDSC period. The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed.

Unless otherwise specified, when you request to sell a stated dollar amount, the Fund will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, the Fund will deduct the amount of the CDSC, if any, from the sale proceeds.

When the CDSC Does Not Apply The CDSC does not apply in certain situations, including certain exchanges, certain retirement distributions, and certain redemptions made because of disability or death. (See the Statement of Additional Information or call 1-800-367-7732 for additional details.)

Distribution (12b-1) Fees With respect to its Class A and Class C shares, each Fund, other than Money Market, has adopted a plan that allows the Fund to pay fees for the sale and distribution of Fund shares (Rule 12b-1 plan). With respect to its Class B shares, each Fund, including Money Market, has adopted a Rule 12b-1 plan. The 12b-1 fees are paid out of Fund assets on an ongoing basis, and as a result, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Some of the distribution (12b-1) fees are used to compensate financial professionals who sell Fund shares.

Service Fee Each Fund, with respect to its Class B and Class C shares other than Money Market, has adopted a Shareholder Services Plan that allows the payment of a servicing fee. The servicing fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

How to Buy Shares

Minimum Investments

                                         Initial Investment                  Additional Investments
Individual Retirement Accounts           $500                                *$100 except by wire or Systematic
(including Roth IRAs)                                                         Investment
                                                                             *$500 by wire
                                                                             *$50 by Systematic
                                                                              Investment

All other investments                    $1,000                              *$100 except by wire or Systematic
                                                                              Investment
                                                                             *$500 by wire
                                                                             *$50 by Systematic Investment

Instructions for Buying Fund Shares

Please contact your investment professional or consult your plan materials regarding the purchase of Fund shares. If you are purchasing Fund shares through your investment professional, he or she will guide you through the process of opening an account and purchasing additional shares, as follows.

                        To Open An Account                        To Purchase Additional Shares
------------------------------------------------------------------------------------------------------------------------------------
By Mail                 Complete and sign your                    Fill out the investment stub from your
                        application, make                         confirmation statement or send a letter
                        your check payable to Aetna               indicating your name, account
                        Series Fund, Inc. and mail to:            number(s), the Fund(s) in which you
                                                                  wish to invest and the amount you want
                        Aetna Series Fund, Inc.                   to invest in each Fund.
                        c/o First Data Investor Services
                        Group, Inc.                               Make your check payable to Aetna
                        P.O. Box 9681                             Series Fund, Inc. and mail to:
                        Providence, RI  02940

                                                                  Aetna Series Fund, Inc.
                        Your check must be drawn on a             c/o First Data Investor Services Group, Inc.
                        bank located within the United            P.O. Box 9663
                        States and payable in U.S. dollars.       Providence, RI  02940
                        Cash, credit cards and third party
                        checks cannot be used to open
                        an account.


                                       39

                        To Open An Account                        To Purchase Additional Shares

                                                                  Your check must be drawn on a bank
                                                                  located within the United States and
                                                                  payable in U.S. dollars.  The Funds will
                                                                  accept checks which are made payable
                                                                  to you and endorsed to Aetna Series
                                                                  Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
By Overnight Courier    Follow the instructions above             Follow the instructions above for
                        for "By Mail" but send your               "By Mail" but send your check and
                        completed application and check           investment stub or letter to:
                        to:

                                                                  Aetna Series Fund, Inc.
                        Aetna Series Fund, Inc.                   c/o First Data Investor Services
                        c/o First Data Investor Services          Group, Inc.
                        Group, Inc.                               4400 Computer Drive
                        4400 Computer Drive                       Westborough, MA  01581
                        Westborough, MA  01581
------------------------------------------------------------------------------------------------------------------------------------
By Wire                 Not Available.                            Call 1-800-367-7732 prior to sending
                                                                  the wire in order to obtain a
                                                                  confirmation number.

                                                                  Instruct your bank to wire funds to:

                                                                  Wire to:
                                                                  Boston Safe Deposit & Trust Company
                                                                  ABA # 011001234

                                                                  Credit to:
                                                                  Boston Safe Deposit & Trust Company
                                                                  Account # 176656

                                                                  Further Credit to:
                                                                  Name of Fund
                                                                  Shareholder Account Number
                                                                  Shareholder Registration

                                                                  Federal funds wire purchase orders will
                                                                  be accepted only when the Fund's
                                                                  transfer agent and custodian bank are
                                                                  open for business.

                                                                  Neither the Funds nor their agents are
                                                                  responsible for the consequences of
                                                                  delays resulting from the banking or
                                                                  Federal Reserve wire system or from
                                                                  incomplete instructions.


                                       40

                        To Open An Account                        To Purchase Additional Shares

By Electronic           Not Available.                            Use the Systematic Investment Option.
Funds Transfer                                                    Sign up for this service when opening
                                                                  your account or by requesting the
                                                                  appropriate information.
------------------------------------------------------------------------------------------------------------------------------------
By Exchange             Submit a written request to the           Submit a written request to the address
                        address listed above under                listed above under "By Mail."  Include:
                        "By Mail." Include:                       *Your name and account number.
                        *Your name and account number.            *The name of the Fund into and out of
                        *The name of the Fund into and             which you wish to exchange.
                         out of which you wish to                 *The amount to be exchanged and the
                         exchange.                                 signatures of all shareholders.
                        *The amount to be exchanged
                         and the signatures of all                You may also exchange your shares by
                         shareholders.                            calling 1-800-367-7732. Please be
                                                                  prepared to provide:
                                                                  *The Funds' names.
                        You may also exchange your                *Your account number(s).
                        shares by calling 1-800-367-7732.         *Your Social Security number or
                        Please be prepared to provide:             taxpayer identification number.
                        *The Funds' names.                        *Your address.
                        *Your account number(s).                  *The amount to be exchanged.
                        *Your Social Security number or
                         taxpayer identification number.
                        *Your address.
                        *The amount to be exchanged.

How to Sell Shares

To redeem all or a portion of the shares in your account, you should submit a redemption request through your investment professional, plan sponsor or as described below. Your investment professional may charge you a fee for selling your shares.

Redemption requests in amounts up to $25,000 may be made in writing or by telephone. The Company requires a signature guarantee if the amount of the redemption request is over $25,000. You may obtain a signature guarantee at most banks and securities dealers. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

Redemptions by Mail        You may redeem shares you own in any Fund by sending written instructions to:

                           Aetna Series Fund, Inc.
                           c/o First Data Investor Services Group, Inc.
                           P.O. Box 9681
                           Providence, RI 02940

                           Your instructions should identify:
                           * The Fund.
                           * The number of shares or dollar amount to be redeemed.
                           * Your name and account number.

                           Your instructions must be signed by all person(s)
                           required to sign for the Fund account, exactly as the
                           shares are registered, and, if necessary,
                           accompanied by a signature guarantee(s).
------------------------------------------------------------------------------------------------------------------------------------
Redemptions by Wire        A minimum redemption of $1,000 is required for wire transfers.
                           Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a signature guarantee.  A $12.00 fee will be charged for this service.
]-----------------------------------------------------------------------------------------------------------------------------------
Redemptions by Telephone   Call 1-800-367-7732.  Please be prepared to provide your account number, account name and the amount of the redemption, which generally must be no less than $500 and no more than $25,000.

Timing of Requests

Orders that are received before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day (adjusted for the front-end sales charge or CDSC, if applicable). Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day (adjusted for the front-end sales charge or CDSC, if applicable).

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day, subject to the applicable front-end sales charge or CDSC.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. Thus, the Company will be deemed to have received a purchase or redemption order when the Institution or, if applicable, the Institution's authorized designee, accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

Other Information about Shareholder Accounts and Services

Business Hours Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8 a.m. to 8 p.m. eastern time on those days.

Net Asset Value The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, the securities held by Money Market are valued using amortized cost. For all other Funds, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

Exchange Privileges There is no fee to exchange shares from one Fund to another. However, a sales charge may apply upon an exchange of Class A shares of Money Market for Class A shares of another Fund. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares. For Class B and Class C shares, any CDSC that applies to your current shares will apply to the new shares. The CDSC will be calculated from the date of your original purchase.

There are no limits on the number of exchanges you can make. However, the Funds may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Funds may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

Cross Investing

* Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

* Systematic Exchange You may establish an automatic exchange of shares from one Fund to another.

Telephone Exchange and Redemption Privileges You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-800-367-7732 to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $25,000. Telephone redemption requests will not be accepted if you:

*  Have submitted a change of address within the preceding 15 calendar days.

*  Are selling shares in a retirement plan account held in trust.

The Funds reserve the right to amend telephone exchange and redemption purchases at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

Minimum Account Balance You must maintain a minimum balance of $500 in each Fund account. If you do not, the Fund may give you 60 days' notice to increase the account balance to the $500 minimum. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

Additional Services The Funds offer these additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the Statement of Additional Information or call 1-800-367-7732 for additional details.

*  Systematic Investment You can make automatic monthly investments in any Fund.

* Letter of Intent If you agree to purchase a specific amount of Class A shares of one or more Funds (other than Money Market) over a 13-month period, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent no later than 90 days after the date of your initial investment and by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment will be entitled to the front-end sales charge applicable to the level of investment indicated on the Letter of Intent.

* Right of Accumulation/Cumulative Quantity Discounts To determine if you may pay a reduced front-end sales charge on Class A purchases, you may add the amount of your current purchase to the cost or current value, whichever is higher, of other Class A shares of the Funds (other than Money Market) owned by you, your family and your company (if you are the sole owner).

* Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

* Checkwriting Service Checkwriting is available with Class A and Class C shares of Money Market. There currently is no transaction charge for this service, and the initial checkbook you receive is free. However, you will be charged a $3.00 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. This service is not available for IRA or other retirement accounts. You will be charged a $25 fee for stop payment requests and for Money Market checks that are returned due to insufficient funds.

* TDD Service Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-684-4889.

* Tax-Deferred Retirement Plans Each Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and 401(k) and 403(b)(7) programs sponsored by employers. There is no minimum investment or minimum account balance applicable to investments in 403(b)(7) accounts except that a rollover from a 403(b)(7) account must be for at least $500. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10.00 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for IRAs and 403(b)(7) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

Payments to Securities Dealers and Selection of Executing Brokers From time to time, ACI or its affiliates may make payments to other dealers and/or their agents, who may not be affiliates of Aetna, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' duty to obtain best execution.

Dividends and Distributions

Dividends  Dividends are declared and paid as follows:

* declared daily and paid monthly               Money Market

* declared and paid monthly                     Aetna Government Fund
                                                Bond Fund
                                                High Yield
                                                Index Plus Bond

* declared and paid semiannually                Balanced
                                                Growth and Income

* declared and paid annually                    All other Funds

Capital gains distributions, if any, are paid on an annual basis around the end of the year, December 31. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Money Market shares begin to accrue dividends the business day after they are purchased. A redemption of Money Market shares will include dividends declared through the redemption date.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund (except Money Market) will be reduced by the amount of the payment.

Distribution Options When completing your application, you must select one of the following three options for dividends and capital gains distributions:

* Full Reinvestment Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

* Capital Gains Reinvestment Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

* All Cash Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

Tax Information

* In general, dividends and short-term capital gains distributions you receive from any Fund are taxable as ordinary income.

*  Distributions of other capital gains generally are taxable as capital gains.

*  Ordinary income and capital gains are taxed at different rates.

* The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.

* The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Funds.

Backup Withholding By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

Private Account Performance

Index Plus Large Cap, Index Plus Bond and High Yield are recently organized and do not yet have long-term performance records. However, these Funds have investment objectives, policies and strategies substantially similar to those employed by Aeltus in managing accounts for certain institutional investors (Private Accounts). Therefore, the performance of these Private Accounts is provided below. Note that the Private Accounts, unlike the Funds, are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended, which, if applicable, could have adversely affected the Private Accounts' performance.

The Private Account Performance data, shown below, was calculated in accordance with the standards established by the Association for Investment Management and Research (AIMR). AIMR is a nonprofit membership and educational organization that, among other things, has formulated a set of performance presentation standards for investment advisers. AIMR has not been involved with the preparation or review of the performance shown.

All Private Account Performance data:

* Was calculated on a time-weighted total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses.

*  Reflects the reinvestment of dividends and distributions.

* Reflects the deduction of investment advisory fees and brokerage commissions paid by the Private Accounts, but does not reflect the deduction of custodial fees.

*  Includes cash and cash equivalents.

The historical fees and expenses paid by the Private Accounts are significantly lower than those paid by the corresponding Fund. Had Fund level expenses been charged to the Private Accounts, performance would have been lower.

The following table shows average annual total returns for the periods ended December 31, 1998 for the Funds, the comparable Private Accounts and their respective benchmark indices. Investors should not consider the historical performance of the Private Accounts as an indication of the future performance of a comparably managed Fund.

Private Account Composite and Fund Performance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE
INDEX PLUS LARGE CAP                                         1 YEAR         5 YEARS          INCEPTION
Index Plus Large Cap, Class A (assuming payment
of maximum front-end sales charge)(1)                        28.16%           N/A        28.83% (12/10/96)
Index Plus Large Cap, Class A (without payment of
front-end sales charge)(1)                                   32.12%           N/A        30.76% (12/10/96)
Index Plus Large Cap Private Account Composite               31.58%          25.19%             N/A
S&P 500 Stock Index                                          28.57%          24.06%             N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SINCE
INDEX PLUS BOND                                              1 YEAR         5 YEARS           10 YEARS         INCEPTION
Index Plus Bond, Class A (assuming payment
of maximum front-end sales charge)                            N/A             N/A               N/A          3.18% (2/4/98)
Index Plus Bond, Class A (without payment of
front-end sales charge)                                       N/A             N/A               N/A          6.38% (2/4/98)
Index Plus Bond Private Account Composite                    8.17%           7.11%             9.07%              N/A
Lehman Brothers Aggregate Bond Index                         8.69%           7.27%             9.26%              N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE
HIGH YIELD                                                   1 YEAR         5 YEARS          INCEPTION
High Yield, Class A (assuming payment of
maximum front-end sales charge)                               N/A             N/A          -6.51% (2/2/98)
High Yield, Class A (without payment of
front-end sales charge)                                       N/A             N/A          -1.85% (2/2/98)
High Yield Private Account Composite                         4.21%           11.74%             N/A
Merrill Lynch High Yield Master Index                        3.66%            9.11%             N/A

(1) The Fund redesignated its Adviser Class shares as Class A shares on February 2, 1998. For periods prior to the Class A inception date, Class A performance is calculated by using the performance of Class I shares and deducting the maximum Class A front-end sales load and internal fees and expenses of the Adviser Class.

Financial Highlights

These highlights are intended to help you understand the Funds' performance for the past 5 years (or since commencement of operations, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Funds' Financial Statements, are included in the Funds' Annual Reports, which are available upon request.

                                                               Growth
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class A                                    Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Period From       Period From
                                                                                                  April 15, 1994    June 30, 1998
                                          Year           Year           Year           Year      (Date of Initial  (Date of Initial
                                          Ended          Ended          Ended          Ended      Public Offering)  Public Offering)
                                        October 31,    October 31,    October 31,    October 31,   to October 31,    to October 31,
                                           1998           1997           1996           1995            1994             1998
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....  $  16.76     $  14.17       $  13.63       $  10.74       $  10.26         $  17.86
----------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income ...................     (0.04)       (0.11)         (0.08)         (0.06)         (0.02)           (0.05)
Net realized and change in unrealized
    gain or loss on investments .........      2.05         3.84           2.38           3.00           0.50            (1.25)
----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations      2.01         3.73           2.30           2.94           0.48            (1.30)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income ..............        --           --             --          (0.05)            --               --
From net realized gains on investments ..     (2.40)       (1.14)         (1.76)            --             --               --
----------------------------------------------------------------------------------------------------------------------------------
         Total distributions ............     (2.40)       (1.14)         (1.76)         (0.05)            --               --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..........  $  16.37     $  16.76       $  14.17       $  13.63       $  10.74         $  16.56
==================================================================================================================================

Total Return ............................     14.34%       28.05%         18.97%         27.92%          4.58%           (7.28)%
Net assets, end of period (000's) .......  $ 12,877     $  8,647       $  4,615       $  1,727       $    417         $    356
Ratio of net expenses to
    average net assets ..................      1.32%        1.92%          2.03%          2.03%          1.72%(1)(2)      1.99%(1)
Ratio of net investment income to
    average net assets ..................     (0.25)%      (0.67)%        (0.59)%        (0.47)%        (0.25)%(1)       (0.92)%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets ..................      1.32%        1.92%          2.03%          2.14%          2.17%(1)         1.99%(1)
Portfolio turnover rate .................    170.46%      141.07%        144.19%        171.75%        120.32%          170.46%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

                            International                                                                     Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
                        Class A                                                   Class C             Class A           Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                            Period From         Period From         Period From       Period From
                                                           April 15, 1994      June 30, 1998      February 4, 1998   June 30, 1998
                                                          (Date of Initial    (Date of Initial     (Commencement    (Date of Initial
Year Ended     Year Ended     Year Ended     Year Ended    Public Offering)    Public Offering)    of Operations)   Public Offering)
October 31,    October 31,    October 31,    October 31,    to October 31,      to October 31,      to October 31,   to October 31,
   1998           1997           1996           1995            1994                1998                1998             1998
------------------------------------------------------------------------------------------------------------------------------------

 $  13.57        $  11.77       $  10.59       $  11.51       $  11.24             $ 13.29          $ 10.00          $  11.12
------------------------------------------------------------------------------------------------------------------------------------

    (0.02)          (0.07)         (0.05)          0.03           0.01               (0.03)           (0.04)            (0.04)

     1.05            2.88           1.57          (0.20)          0.26               (1.41)           (0.68)            (1.82)
------------------------------------------------------------------------------------------------------------------------------------
     1.03            2.81           1.52          (0.17)          0.27               (1.44)           (0.72)            (1.86)
------------------------------------------------------------------------------------------------------------------------------------

    (0.31)          (0.12)         (0.08)         (0.27)            --                  --               --                --
    (2.46)          (0.89)         (0.26)         (0.48)            --                  --               --                --
------------------------------------------------------------------------------------------------------------------------------------
    (2.77)          (1.01)         (0.34)         (0.75)            --                  --               --                --
------------------------------------------------------------------------------------------------------------------------------------
 $  11.83        $  13.57       $  11.77       $  10.59       $  11.51             $ 11.85          $  9.28          $   9.26
====================================================================================================================================
     9.76%          25.07%         14.67%         (0.81)%         2.40%             (10.84)%          (7.20)%          (16.73)%
 $ 15,078        $ 19,063       $ 22,893       $ 26,464       $ 26,647             $   156          $   115          $     83

     1.82%           2.47%          2.94%          2.12%(2)       2.27%(1)(2)         2.36%(1)(2)      1.40%(1)(2)       2.15%(1)(2)

    (0.19)%         (0.57)%        (0.42)%         0.27%          0.17%(1)           (0.73)%(1)       (0.46)%(1)        (1.21)%(1)


     2.01%           2.47%          2.94%          2.25%          2.41%(1)            2.55%(1)         3.84%(1)          4.59%(1)
   152.73%         194.41%        135.92%         32.91%         81.67%             152.73%          113.99%           113.99%

(for one outstanding share throughout each period)

                                                               Small Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class A                                    Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Period From       Period From
                                                                                               April 15, 1994    June 30, 1998
                                             Year        Year          Year         Year      (Date of Initial  (Date of Initial
                                             Ended       Ended         Ended        Ended      Public Offering)  Public Offering)
                                           October 31, October 31,   October 31,  October 31,   to October 31,    to October 31,
                                              1998        1997          1996         1995            1994             1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....  $  15.20     $  14.42      $  13.39     $  10.35       $  10.24           $  12.11
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment
Operations:
Net investment income ...................      0.01        (0.16)        (0.18)       (0.11)         (0.04)             (0.02)
Net realized and change in unrealized
    gain or loss on investments .........     (0.84)        4.36          2.62         3.15           0.15              (1.70)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations     (0.83)        4.20          2.44         3.04           0.11              (1.72)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income ..............        --           --            --           --             --                 --
From net realized gains on investments ..     (4.22)       (3.42)        (1.41)          --             --                 --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ............     (4.22)       (3.42)        (1.41)          --             --                 --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..........  $  10.15     $  15.20      $  14.42     $  13.39       $  10.35           $  10.39
====================================================================================================================================

Total Return ............................     (7.77)%      36.73%        19.02%       29.44%          0.98%            (14.21)%
Net assets, end of period (000's) .......  $  9,089     $  7,077      $  3,884     $  1,285       $    205           $  1,118
Ratio of net expenses to
    average net assets ..................      1.63%(2)     2.33%         2.20%        2.23%(2)       1.78%(1)(2)        2.30%(1)(2)
Ratio of net investment income to
    average net assets ..................      0.15%       (1.17)%       (1.26)%      (0.89)%        (0.72)%(1)         (0.52)%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets ..................      1.74%        2.33%         2.20%        2.30%          2.14%(1)           2.41%(1)
Portfolio turnover rate .................    211.87%      150.43%       163.21%      156.43%        116.28%            211.87%


(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

         Value Opportunity                                              Balanced
------------------------------------------------------------------------------------------------------------------------------------
    Class A           Class C                                 Class A                                                   Class C
------------------------------------------------------------------------------------------------------------------------------------
  Period From       Period From                                                                  Period From         Period From
February 2, 1998   June 30, 1998                                                                April 15, 1994      June 30, 1998
 (Commencement    (Date of Initial                                                             (Date of Initial    (Date of Initial
 of Operations)   Public Offering)    Year Ended     Year Ended    Year Ended     Year Ended    Public Offering)    Public Offering)
  to October 31,   to October 31,     October 31,    October 31,   October 31,    October 31,    to October 31,      to October 31,
      1998             1998              1998           1997           1996           1995           1994                1998
------------------------------------------------------------------------------------------------------------------------------------

 $  10.00            $  11.04        $  14.05         $  13.49      $  12.34       $    10.62      $    10.54        $    13.27
------------------------------------------------------------------------------------------------------------------------------------

     0.01               (0.02)           0.29             0.23          0.20             0.23            0.19              0.07

    (0.04)              (1.07)           1.01             2.03          1.79             1.91              --             (0.54)
------------------------------------------------------------------------------------------------------------------------------------
    (0.03)              (1.09)           1.30             2.26          1.99             2.14            0.19             (0.47)
------------------------------------------------------------------------------------------------------------------------------------

       --                  --           (0.24)           (0.20)        (0.27)           (0.42)          (0.11)               --
       --                  --           (2.28)           (1.50)        (0.57)              --              --                --
------------------------------------------------------------------------------------------------------------------------------------
       --                  --           (2.52)           (1.70)        (0.84)           (0.42)          (0.11)               --
------------------------------------------------------------------------------------------------------------------------------------
 $   9.97            $   9.95        $  12.83         $  14.05      $  13.49       $    12.34      $    10.62        $    12.80
====================================================================================================================================
    (0.30)%             (9.88)%         10.44%           18.64%        16.83%           18.32%           1.84%            (3.54)%
 $    464            $     95        $  7,544         $  6,289      $  3,783       $    1,362      $   26,396        $      216

     1.35%(1)(2)         2.10%(1)(2)     1.44%            1.99%         2.07%            2.04%(2)        1.87%(1)(2)       2.11%(1)

     0.12%(1)           (0.63)%(1)       2.22%            1.68%         1.60%            2.61%           1.90%(1)          1.55%(1)

     3.66%(1)            4.41%(1)        1.44%            1.99%         2.07%            2.07%           2.06%(1)          2.11%(1)
   132.45%             132.45%          84.55%          116.69%       117.88%          129.05%          86.10%            84.55%

(for one outstanding share throughout each period)

                                                           Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class A                                    Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Period From       Period From
                                                                                                  April 15, 1994    June 30, 1998
                                             Year          Year          Year          Year      (Date of Initial  (Date of Initial
                                             Ended         Ended         Ended         Ended      Public Offering)  Public Offering)
                                           October 31,   October 31,   October 31,   October 31,   to October 31,    to October 31,
                                              1998          1997          1996          1995            1994             1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....  $  18.01     $  15.69       $  13.43       $  11.08       $  10.75          $  16.92
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment
Operations:
Net investment income ...................      0.06         0.03           0.08           0.12           0.11             (0.01)
Net realized and change in unrealized
    gain or loss on investments .........      0.51         4.99           3.08           2.31           0.30             (1.69)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations      0.57         5.02           3.16           2.43           0.41             (1.70)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income ..............     (0.04)       (0.10)          0.14)         (0.08)         (0.08)               --
From net realized gains on investments ..     (3.32)       (2.60)         (0.76)            --             --                --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ............     (3.36)       (2.70)         (0.90)         (0.08)         (0.08)               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..........  $  15.22     $  18.01       $  15.69       $  13.43       $  11.08          $  15.22
====================================================================================================================================

Total Return ............................      3.42%       36.49%         24.70%         21.90%          3.71%           (10.05)%
Net assets, end of period (000's) .......  $ 23,603     $ 15,955       $  6,638       $  2,217       $  5,740          $    569
Ratio of net expenses to average
    net assets ..........................      1.20%        1.75%          1.83%          1.84%          2.32%(1)(2)       1.86%(1)
Ratio of net investment income to
    average net assets ..................      0.39%        0.18%          0.55%          1.14%          1.74%(1)         (0.27)%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets ..................      1.20%        1.75%          1.83%          1.84%          2.42%(1)          1.86%(1)
Portfolio turnover rate .................    160.48%      157.92%        106.09%        127.43%         54.13%           160.48%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

           Real Estate                                                                      Bond
------------------------------------------------------------------------------------------------------------------------------------
    Class A           Class C                                 Class A                                                   Class C
------------------------------------------------------------------------------------------------------------------------------------
  Period From       Period From                                                                  Period From         Period From
February 2, 1998   June 30, 1998                                                                April 15, 1994      June 30, 1998
 (Commencement    (Date of Initial                                                             (Date of Initial    (Date of Initial
 of Operations)   Public Offering)    Year Ended     Year Ended    Year Ended     Year Ended    Public Offering)    Public Offering)
  to October 31,   to October 31,     October 31,    October 31,   October 31,    October 31,    to October 31,      to October 31,
      1998             1998              1998           1997           1996           1995           1994                1998
------------------------------------------------------------------------------------------------------------------------------------

 $  10.00           $   9.45          $  10.22       $  10.09       $  10.27       $     9.58       $    9.92        $  10.31
------------------------------------------------------------------------------------------------------------------------------------
     0.25               0.05              0.57           0.54           0.62             0.56            0.28            0.17

    (1.95)             (1.21)             0.15           0.13          (0.20)            0.66           (0.35)           0.05
------------------------------------------------------------------------------------------------------------------------------------
    (1.70)             (1.16)             0.72           0.67           0.42             1.22           (0.07)           0.22
------------------------------------------------------------------------------------------------------------------------------------
       --                 --             (0.57)         (0.54)         (0.60)           (0.53)          (0.27)          (0.16)
       --                 --                --             --             --               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
       --                 --             (0.57)         (0.54)         (0.60)           (0.53)          (0.27)          (0.16)
------------------------------------------------------------------------------------------------------------------------------------
 $   8.30           $   8.29          $  10.37       $  10.22       $  10.09       $    10.27       $    9.58        $  10.37
====================================================================================================================================
   (17.00)%           (12.28)%            7.27%          6.89%          4.27%           13.28%          (0.68)%          2.10%
 $    266           $     96          $  1,890       $  1,006       $    877       $    7,340       $  25,405        $    108

     2.19%(1)(2)        3.00%(1)(2)       1.05%(2)       1.50%(2)       1.50%(2)         1.50%(2)        1.49%(1)(2)     1.75%(1)(2)

     2.51%(1)           1.70%(1)          5.49%          5.32%          5.47%            5.91%           5.36%(1)        4.79%(1)

     3.08%(1)           3.89%(1)          1.27%          1.89%          1.91%            1.82%           1.81%(1)        1.97%(1)
    63.79%             63.79%            77.01%         48.56%         42.33%           56.99%          51.80%          77.01%

(for one outstanding share throughout each period)

                                                           Aetna Government Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                            Class A                                    Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Period From       Period From
                                                                                                  April 15, 1994    June 30, 1998
                                             Year          Year          Year          Year      (Date of Initial  (Date of Initial
                                             Ended         Ended         Ended         Ended      Public Offering)  Public Offering)
                                           October 31,   October 31,   October 31,   October 31,   to October 31,    to October 31,
                                              1998          1997          1996          1995            1994             1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....  $   9.99     $   9.79       $  10.00       $   9.41       $   9.67        $  10.11
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment
Operations:
Net investment income ...................      0.49         0.51           0.48           0.60           0.24            0.15
Net realized and change in unrealized
    gain or loss on investments .........      0.31         0.21          (0.13)          0.56          (0.24)           0.17
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations      0.80         0.72           0.35           1.16             --            0.32
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income ..............     (0.50)       (0.52)         (0.56)         (0.57)         (0.26)          (0.14)
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ............     (0.50)       (0.52)         (0.56)         (0.57)         (0.26)          (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..........  $  10.29     $   9.99       $   9.79       $  10.00       $   9.41        $  10.29
====================================================================================================================================

Total Return ............................      8.19%        7.67%          3.75%         12.60%         (0.06)%          3.18%
Net assets, end of period (000's) .......  $    875     $    531       $    526       $    405       $    151        $    117
Ratio of net expenses to
    average net assets ..................      1.03%(2)     1.45%(2)       1.45%(2)       1.51%(2)       1.28%(1)(2)     1.70%(1)(2)
Ratio of net investment income to
    average net assets ..................      4.88%        5.16%          4.96%          6.02%          4.68%(1)        4.21%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets ..................      1.84%        2.45%          2.32%          2.11%          2.11%(1)        2.51%(1)
Portfolio turnover rate .................    181.08%      147.78%         50.48%        117.31%         43.63%         181.08%


(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

            High Yield                                              Money Market
------------------------------------------------------------------------------------------------------------------------------------
    Class A           Class C                                 Class A                                                  Class C
------------------------------------------------------------------------------------------------------------------------------------
  Period From       Period From                                                                  Period From         Period From
February 2, 1998   June 30, 1998                                                                April 15, 1994      June 30, 1998
 (Commencement    (Date of Initial                                                             (Date of Initial    (Date of Initial
 of Operations)   Public Offering)    Year Ended     Year Ended    Year Ended     Year Ended    Public Offering)    Public Offering)
  to October 31,   to October 31,     October 31,    October 31,   October 31,    October 31,    to October 31,      to October 31,
      1998             1998              1998           1997           1996           1995           1994                1998
------------------------------------------------------------------------------------------------------------------------------------
 $  10.00            $  10.07        $   1.00       $   1.00       $   1.00          $   1.00       $  1.00             $1.00
------------------------------------------------------------------------------------------------------------------------------------
     0.58                0.24            0.05           0.05           0.05              0.06          0.03              0.02

    (1.21)              (1.27)             --             --             --                --            --                --
------------------------------------------------------------------------------------------------------------------------------------
    (0.63)              (1.03)           0.05           0.05           0.05              0.06          0.03              0.02
------------------------------------------------------------------------------------------------------------------------------------

    (0.56)              (0.24)          (0.05)         (0.05)         (0.05)            (0.06)        (0.03)            (0.02)
------------------------------------------------------------------------------------------------------------------------------------
    (0.56)              (0.24)          (0.05)         (0.05)         (0.05)            (0.06)        (0.03)            (0.02)
------------------------------------------------------------------------------------------------------------------------------------
 $   8.81            $   8.80        $   1.00       $   1.00       $   1.00          $   1.00       $  1.00             $1.00
====================================================================================================================================

    (6.67)%            (10.28)%          5.36%          5.49%          5.44%             5.95%         2.41%             1.75%
 $    225            $    178        $161,456       $156,530       $119,849           $78,726       $47,350             $ 916

     1.20%(1)(2)         1.94%(1)(2)     0.48%(2)       0.37%(2)       0.30%(2)          0.26%(2)      0.21%(1)(2)       0.48%(1)(2)

     7.92%(1)            7.18%(1)        5.24%          5.31%          5.30%             5.79%         4.27%(1)          5.24%(1)

     2.52%(1)            3.26%(1)        0.72%          0.91%          0.93%             0.87%         0.92%(1)          0.72%(1)
   258.33%             258.33%             --             --             --                --            --                --

(for one outstanding share throughout each period)

                                                      Index Plus Bond                                Index Plus Large Cap
------------------------------------------------------------------------------------------------------------------------------------
                                                 Class A           Class C                 Class A                      Class C
------------------------------------------------------------------------------------------------------------------------------------
                                               Period From       Period From                     Period From         Period From
                                             February 4, 1998   June 30, 1998                  February 3, 1997     June 30, 1998
                                              (Commencement    (Date of Initial                (Date of Initial    (Date of Initial
                                              of Operations)   Public Offering)   Year Ended    Public Offering)    Public Offering)
                                               to October 31,   to October 31,    October 31,    to October 31,      to October 31,
                                                   1998             1998             1998            1997                1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........   $   10.00         $   10.01        $   12.36       $   10.57         $  14.17
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income .......................        0.38              0.16             0.09            0.02             0.01
Net realized and change in unrealized
    gain or loss on investments .............        0.14              0.11             2.56            1.77            (0.44)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations ...        0.52              0.27             2.65            1.79            (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income ..................       (0.38)            (0.15)           (0.09)             --               --
From net realized gains on investments ......          --                --            (1.22)             --               --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ................       (0.38)            (0.15)           (1.31)             --               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..............   $   10.14         $   10.13        $   13.70       $   12.36         $  13.74
====================================================================================================================================

Total Return ................................        5.29%             2.75%           23.09%          16.93%           (3.04)%
Net assets, end of period (000's) ...........   $     280         $     118        $   6,422       $   1,833         $    910
Ratio of net expenses to average
    net assets ..............................        0.85%(1)(2)       1.35%(1)(2)      0.99%(2)        1.45%(1)(2)      1.43%(1)(2)
Ratio of net investment income to
    average net assets ......................        5.14%(1)          4.64%(1)         0.67%           0.16%(1)         0.23%(1)
Ratio of expenses before
    reimbursement and waiver to average
    net assets ..............................        1.67%(1)          2.17%(1)         1.46%           2.98%(1)         1.90%(1)
Portfolio turnover rate .....................       20.86%            20.86%          124.16%          82.31%          124.16%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

         Index Plus Mid Cap                Index Plus Small Cap                           Ascent
-----------------------------------------------------------------------------------------------------------------------------------
    Class A           Class C             Class A            Class C             Class A                           Class C
-----------------------------------------------------------------------------------------------------------------------------------
  Period From       Period From        Period From         Period From                     Period From         Period From
February 3, 1998   June 30, 1998     February 3, 1998     June 30, 1998                  January 20, 1997      June 30, 1998
 (Commencement    (Date of Initial     Commencement      (Date of Initial                (Date of Initial    (Date of Initial
 of Operations)   Public Offering)    of Operations)     Public Offering)   Year Ended   Public Offering)     Public Offering)
  to October 31,   to October 31,     to October 31,       to October 31,   October 31,    to October 31,      to October 31,
      1998             1998                1998                1998           1998             1997                1998
-----------------------------------------------------------------------------------------------------------------------------------
   $   10.00        $   10.92           $   10.00         $   10.62        $   14.42       $   12.50           $   12.49
-----------------------------------------------------------------------------------------------------------------------------------
        0.02            (0.01)                 --             (0.02)            0.20            0.15                0.04

        0.32            (0.58)              (1.14)            (1.76)           (0.40)           1.77               (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
        0.34            (0.59)              (1.14)            (1.78)           (0.20)           1.92               (1.38)
-----------------------------------------------------------------------------------------------------------------------------------
          --               --                  --                --            (0.37)             --                  --
          --               --                  --                --            (2.76)             --                  --
-----------------------------------------------------------------------------------------------------------------------------------
          --               --                  --                --            (3.13)             --                  --
-----------------------------------------------------------------------------------------------------------------------------------
   $   10.34        $   10.33           $    8.86         $    8.84        $   11.09       $   14.42           $   11.11
===================================================================================================================================

        3.40%           (5.40)%            (11.40)%          (16.76)%          (2.17)%         15.36%             (11.05)%
   $     269        $     100           $     349         $     155        $   2,266       $     886           $     133

        1.00%(1)(2)      1.50%(1)(2 )        1.00%(1)(2)       1.50%(1)(2)      1.53%(2)        2.08%(1)(2)         2.23%(1)(2)

        0.32%(1)        (0.18)%(1)           0.00%(1)         (0.50)%(1)        1.71%           1.11%(1)            1.01%(1)

        2.76%(1)         3.26%(1)            2.88%(1)          3.38%(1)         1.72%           2.35%(1)            2.42%(1)
      129.87%          129.87%             100.41%           100.41%          105.08%         162.80%             105.08%

(for one outstanding share throughout each period)

                                                 Crossroads                                             Legacy
------------------------------------------------------------------------------------------------------------------------------------
                                              Class A                    Class C              Class A                   Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                      Period From      Period From                  Period From       Period From
                                                   January 20, 1997   June 30, 1998               January 20, 1997    June 30, 1998
                                                    (Date of Initial (Date of Initial             (Date of Initial  (Date of Initial
                                       Year Ended   Public Offering) Public Offering) Year Ended  Public Offering)  Public Offering)
                                       October 31,   to October 31,   to October 31,  October 31,  to October 31,    to October 31,
                                          1998           1998              1998          1998           1997              1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .... $ 13.22     $  11.67         $  12.18       $  12.09       $  11.01         $ 10.72
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income ...................    0.27         0.30             0.06           0.31           0.29            0.08
Net realized and change in unrealized
    gain or loss on investments .........   (0.37)        1.25            (1.20)         (0.06)          0.79           (0.62)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations   (0.10)        1.55            (1.14)          0.25           1.08           (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income ..............   (0.41)          --               --          (0.57)            --              --
From net realized gains on investments ..   (1.70)          --               --          (1.62)            --              --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ............   (2.11)          --               --          (2.19)            --              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .......... $ 11.01     $  13.22         $  11.04       $  10.15       $  12.09         $ 10.18
====================================================================================================================================

Total Return ............................   (1.17)%      13.28%           (9.36)%         2.29%          9.81%          (5.04)%
Net assets, end of period (000's) ....... $ 2,105     $    547         $    158       $  1,812       $    481         $   171
Ratio of net expenses to average
    net assets ..........................    1.52%(2)     2.11%(1)(2)      2.24%(1)(2)    1.53%(2)       2.21%(1)(2)     2.24%(1)(2)
Ratio of net investment income to
    average net assets ..................    2.33%        1.64%(1)         1.61%(1)       2.97%          2.39%(1)        2.26%(1)
Ratio of expenses before
    reimbursement and waiver to average
    net assets ..........................    1.68%        2.41%(1)         2.40%(1)       1.96%          2.50%(1)        2.67%(1)
Portfolio turnover rate .................  115.65%      161.75%          115.65%        115.12%        158.71%         115.12%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

Additional Information

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Funds. The Funds' most recent annual and semi-annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Funds, by calling 1-800-367-7732 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-800-SEC-0330 to get information about the operations of the public reference room or you may write to public reference section, Washington, D.C. 20549-6009 to get information from the public reference section. The public reference section will charge a duplicating fee for copying and sending any information you request.

Investment Company Act File No. 811-6352.

Aetna Series Fund, Inc.
Prospectus
Class I Shares

March 1, 1999

Capital Appreciation Funds
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Mid Cap Fund (Mid Cap)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)

Growth & Income Funds
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)
Aetna Real Estate Securities Fund (Real Estate)

Income Funds
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna High Yield Fund (High Yield)
Aetna Money Market Fund (Money Market)

Index Plus Funds
Aetna Index Plus Bond Fund (Index Plus Bond)
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)

Generation Funds
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

This Prospectus is for investors purchasing or considering purchase of Class I shares of one or more of the Funds. Only certain investors are eligible to purchase Class I shares. All other investors may purchase Class A, Class B and Class C shares. Investors who wish to purchase Class A, Class B or Class C shares of the Funds may request a separate prospectus by calling 1-800-367-7732.

Table of Contents

The Funds' Investments                                                        3
         Investment Objectives, Principal Investment Strategies and Risks,
         Investment Performance                                               3

Fund Expenses                                                                28

Other Considerations                                                         30

Management of the Funds                                                      31

Investing in the Funds                                                       34
         Opening an Account and Eligibility for Class I Shares               34
         How to Buy Shares                                                   34
         How to Sell Shares                                                  37
         Timing of Requests                                                  38
         Other Information about Shareholder Accounts and Services           38
         Dividends and Distributions                                         39
         Tax Information                                                     40

Private Account Performance                                                  40

Financial Highlights                                                         42

Additional Information                                                       53

The Funds' Investments

Investment Objectives, Principal Investment Strategies and Risks, Investment Performance

Below is a description of each Fund's investment objective, the principal investment strategies employed on behalf of each Fund, and the principal risks associated with investing in each Fund.
--------------------------------------------------------------------------------
A bar chart for each Fund that has been in existence for at least one full calendar year shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The chart is accompanied by the Fund's best and worst quarterly returns throughout the years noted in the bar chart.
--------------------------------------------------------------------------------
A table for each Fund that has been in existence for at least one full calendar year shows its average annual total return. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.
--------------------------------------------------------------------------------
Additional information on the Funds' investment strategies and risks is included, beginning on page 30.
--------------------------------------------------------------------------------
Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Funds.
--------------------------------------------------------------------------------
Bradley, Foster & Sargent, Inc. (Bradley) serves as subadviser of Value Opportunity.
--------------------------------------------------------------------------------
Shares of the Funds will rise and fall in value and you could lose money by investing in them. There is no guaranty the Funds will achieve their investment objectives. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency.

Capital Appreciation Funds

Aetna Growth Fund (Growth)

Investment Objective Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Principal Investment Strategies Under normal market conditions, Growth invests at least 65% of its total assets in common stocks.

In managing Growth, Aeltus:

* Tends to emphasize stocks of larger companies, although it may invest in companies of any size.

* Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/earnings ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose full value is not reflected in the stock price.

* Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

Principal Risks The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Aetna Growth Fund                         Investment Performance

                                          Years Ended December 31,
Year-by-Year Total Return    1994       1995        1996       1997        1998
                             5.59%     34.30%      22.12%     22.75%      37.90%

[Arrow Up] Best Quarter:
first quarter 1998, up 17.55%

[Arrow Down] Worst Quarter:
third quarter 1998, down 9.98%

                                                  As of December 31, 1998
Average Annual Total Return 1 Year                    Since Inception           Inception Date
Class I                       37.90%                       24.06%                  01/04/94
S&P 500 Index*                28.57%                        N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Aetna International Fund
(International)

Investment Objective Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

Principal Investment Strategies Under normal market conditions, International invests at least 65% of its total assets in securities principally traded in three or more countries outside of North America. These securities may include common stocks as well as securities convertible into common stocks.

In managing International, Aeltus:

* Diversifies the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their real value.

* Allocates assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

* Invests primarily in established foreign securities markets, although it may invest in emerging markets as well.

* Typically invests in approximately 90 to 120 different securities at any one time, and looks to allocate no more than 3% of the Fund's total assets to a single security.

* Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

* Employs currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

Principal Risks The principal risks of investing in International are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks of foreign companies present additional risks for U.S. investors, including the following:

* Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

* Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

* Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. A hedging strategy adds to the Funds' expenses and may not perform as expected.

Aetna International Fund                         Investment Performance

                                                 Years Ended December 31,

Year-by-Year Total Return    1992      1993      1994      1995      1996      1997      1998
                           -10.84%    30.37%     0.04%     6.98%    23.23%     15.91%    18.34%

[Arrow Up] Best Quarter:
first quarter 1998, up 16.97%

[Arrow Down] Worst Quarter:
third quarter 1998, down 15.63%

                                                      As of December 31, 1998
Average Annual Total Return         1 Year        5 Years         Since Inception       Inception Date
Class I                             18.34%         12.59%              11.22%              01/03/92
MSCI EAFE Index*                    20.33%          9.50%               N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Morgan Stanley Capital International-Europe, Australia and Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock market exchanges of countries in Europe, Australia and the Far East.

Aetna Mid Cap Fund
(Mid Cap)

Investment Objective Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.

Principal Investment Strategies Under normal market conditions, Mid Cap invests at least 65% of its total assets in common stocks of medium capitalization companies, defined as:

* The 1,000 largest U.S. companies (as measured by market capitalization), excluding companies in the Standard & Poor's 500 Composite Index.

* All companies not included above that are included in the Standard & Poor's MidCap 400 Index.

* Currently, companies falling into these categories have market capitalizations of between $800 million and $20 billion.

In managing Mid Cap, Aeltus invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their real value. Aeltus uses internally developed quantitative computer models to evaluate the financial characteristics of companies. Aeltus analyzes these characteristics in an attempt to identify companies whose full value is not reflected in the stock price. These characteristics include a company's potential for strong, sustainable earnings and for long-term profitability.

Principal Risks The principal risks of investing in Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

--------------------------------------------------------------------------------
Aetna Small Company Fund
(Small Company)

Investment Objective Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Principal Investment Strategies Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks of small-capitalization companies, defined as:

* The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

* All companies not included above that are included in the Standard & Poor's SmallCap 600 Index.

* Currently the largest company in this group has a market capitalization of approximately $1.3 billion.

In managing Small Company, Aeltus:

* Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their real value.

* Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose full value is not reflected in the stock price.

* Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

Principal Risks The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other principal risks include:

* Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

* The frequency and volume of trading in small cap stocks may be substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations or may be less liquid.

* When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

* Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Aetna Small Company Fund                    Investment Performance

                                           Years Ended December 31,
Year-by-Year Total Return      1994       1995       1996       1997       1998
                               1.30%     48.17%     13.62%     33.28%      1.27%

[Arrow Up] Best Quarter:
third quarter 1997, up 18.49%

[Arrow Down] Worst Quarter:
third quarter 1998, down 18.17%

                                                 As of December 31, 1998
Average Annual Total Return     1 Year               Since Inception            Inception Date
Class I                            1.27%                  18.19%                   01/04/94
Russell 2000 Index*               -2.55%                   N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 Index assumes reinvestment of all dividends and is unmanaged.

Aetna Value Opportunity Fund
(Value Opportunity)

Investment Objective Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Principal Investment Strategies Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks. In managing Value Opportunity, Bradley tends to invest in larger companies it believes are trading below their real value, although it may invest in companies of any size. Bradley believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems. In searching for investments, Bradley evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Bradley looks to sell a security when company business fundamentals deviate from expectations or when stop-loss levels are triggered.

Principal Risks The principal risks of investing in Value Opportunity are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

Growth & Income Funds

Aetna Balanced Fund
(Balanced)

Investment Objective Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

Principal Investment Strategies Under normal market conditions, Balanced allocates its assets among the following asset classes:

*  Equities, such as common and preferred stocks.

* Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose full value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies to a significant extent.

In managing the debt component of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality.

Principal Risks The principal risks of investing in Balanced are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to stock investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Further, stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. The value of high-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Aetna Balanced Fund                                      Investment Performance

                                                        Years Ended December 31,
Year-by-Year Total Return      1992       1993       1994        1995        1996        1997       1998
                               6.68%      9.73%     -1.73%      26.18%       15.34%     21.09%     16.52%

[Arrow Up] Best Quarter:
fourth quarter 1998, up 12.85%

[Arrow Down] Worst Quarter:
third quarter 1998, down 6.64%

                                                   As of December 31, 1998
Average Annual Total Return        1 Year       5 Years         Since Inception       Inception Date
Class I                            16.52%        15.08%              13.08%              01/03/92
S&P 500 Index*                     28.57%        24.06%               N/A
LBAB**                              8.69%         7.27%               N/A
60% S&P 500 Index/
40% LBAB                           20.98%        17.32%               N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends and is considered to be representative of the stock market in general.
** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index of corporate, government and mortgage bonds.

Aetna Growth and Income Fund
(Growth and Income)

Investment Objective Seeks long-term growth of capital and income through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer above-average growth potential.

Principal Investment Strategies Under normal market conditions, Growth and Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital or income growth.

In managing Growth and Income, Aeltus:

*  Tends to emphasize stocks of larger companies.

* Also invests the Fund's assets across other asset classes (including stocks of small and medium-sized companies, international stocks, real estate securities and fixed income securities).

* Uses internally developed quantitative computer models to determine the relative attractiveness of each asset class and to evaluate company financial characteristics (for example, price to earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and valuation characteristics in selecting securities whose full value is not reflected in their price.

Principal Risks The principal risks of investing in Growth and Income are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in allocating assets and in choosing investments within each asset class.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

Although Aeltus emphasizes large cap stocks, the Fund is more diversified across asset classes than most other funds with a similar investment objective. Therefore, it may not perform as well as those funds when large cap stocks are in favor.

Aetna Growth and Income Fund                             Investment Performance

                                                            Years Ended December 31,
Year-by-Year Total Return       1992        1993        1994        1995          1996          1997          1998
                                7.81%       6.58%      -0.34%      31.49%        27.83%        31.51%        14.88%

[Up Arrow] Best Quarter:
fourth quarter 1998, up 19.37%

[Down Arrow] Worst Quarter:
third quarter 1998, down 14.19%

                                                       As of December 31, 1998
Average Annual Total Return         1 Year          5 Years         Since Inception         Inception Date
Class I                             14.88%           20.41%              16.49%                01/03/92
S&P 500 Index*                      28.57%           24.06%               N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends and is considered to be representative of the stock market in general.

Aetna Real Estate Securities Fund
(Real Estate)

Investment Objective Seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Principal Investment Strategies Under normal market conditions, Real Estate invests at least 65% of its total assets in stocks, convertible securities and preferred stocks of companies principally engaged in the real estate industry. These companies may invest in, among other things, shopping malls, healthcare facilities, office parks and apartment communities, or may provide real estate management and development services.

In selecting investments from a universe of equity securities of REITs and real estate operating companies, Aeltus uses internally developed quantitative models to forecast the returns of each security. Aeltus evaluates real estate companies based on their earnings history and long-term growth prospects, analyst estimates of future earnings, safety and growth in dividends, balance sheet strength and quality of management. Aeltus also considers whether the securities appear to be trading below their real value. Aeltus allocates assets among property types and economic and geographic regions. Aeltus attempts to construct Real Estate's portfolio so that the overall level of risk is not in excess of its benchmark index, the National Association of Real Estate Investment Trusts Equity Index.

Principal Risks Concentrating in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include:

* Periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate.

* Periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners.

* Adverse developments in the real estate industry, which may have a greater impact on this Fund than a fund that is more broadly diversified.

The performance of the Fund also may be adversely affected by sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative stock market performance. Although Real Estate is subject to the risks generally attributable to stock investing, because the Fund has concentrated its assets in one industry it may be subject to more abrupt swings in value than would a fund that does not concentrate its assets in one industry.

Income  Funds

Aetna Bond Fund (Bond Fund)

Investment Objective Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Principal Investment Strategies Under normal market conditions, Bond Fund invests at least 65% of its total assets in:

*  High-grade corporate bonds.

*  Mortgage-related and other asset-backed securities.

* Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield bonds, and up to 25% of its total assets in foreign debt securities.

In managing Bond Fund, Aeltus:

* Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high-quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

* Aeltus uses quantitative computer models to identify issuers whose full value is not reflected in their security prices.

Principal Risks The principal risks of investing in Bond Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regualtions tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Aetna Bond Fund                                           Investment Performance

                                                              Years Ended December 31,
Year-by-Year Total Return           1992        1993        1994       1995         1996         1997         1998
                                    7.22%      10.20%      -3.26%     17.03%        3.39%        7.91%        8.45%

[Arrow Up] Best Quarter:
second quarter 1995, up 5.78%

[Arrow Down] Worst Quarter:
first quarter 1994, down 2.39%

                                                 As of December 31, 1998
Average Annual Total Return        1 Year     5 Years     Since Inception      Inception Date
Class I                             8.45%      6.49%           7.13%              01/03/92
LBAB*                               8.69%      7.27%            N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index of corporate, government and mortgage bonds.

Aetna Government Fund

Investment Objective Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Principal Investment Strategies Under normal market conditions, Aetna Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing Aetna Government Fund, Aeltus:

* Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.

* Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, Aetna Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

Principal Risks The principal risks of investing in Aetna Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Aetna Government Fund                       Investment Performance

                                            Years Ended December 31,
Year-by-Year Total Return       1994       1995       1996       1997      1998
                               -1.89%     16.00%      2.29%      9.32%     7.72%

[Arrow Up] Best Quarter:
second quarter 1995, up 5.12%

[Arrow Down] Worst Quarter:
first quarter 1996, down 1.82%

                                      As of December 31, 1998
Average Annual Total Return     1 Year    Since Inception     Inception Date
Class I                          7.72%         6.53%             01/04/94
Lehman Brothers Intermediate
Government Index*                8.49%          N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

Aetna High Yield Fund
(High Yield)

Investment Objective Seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by S&P or lower than Baa3 by Moody's.

Principal Investment Strategies Under normal market conditions, High Yield invests at least 65% of its total assets in high-yield bonds. High-yield bonds are bonds rated below investment grade in terms of quality, and may include bonds of companies in default or bankruptcy.

In managing High Yield, Aeltus:

* Looks to meet the Fund's objective and reduce volatility by constructing a diversified portfolio consisting of securities with varying maturities and credit ratings. Aeltus, however, attempts to look beyond credit ratings to select investments that it believes offer opportunities for high income, growth and credit improvement.

* Uses a quantitative process for evaluating the financial criteria of issuers, such as cash flow and profitability.

* Evaluates other, less quantitative factors, such as market share, strength of management and management's equity stake in the company.

Principal Risks When the economy weakens, cash flows weaken, making it more difficult for issuers to pay principal and interest. For all bonds, there is a risk that an issuer will default. This risk is even greater with high-yield bonds. Moreover, high-yield bonds, as a group, often decline in value when the market anticipates or experiences a large number of issuers defaulting or declaring bankruptcy.

Additional principal risks include:

* The performance of High Yield may be affected by weak equity markets, when issuers of high-yield bonds generally find it difficult to reduce debt by replacing debt with equity.

* Generally, when interest rates rise, bond prices fall, which may cause the value of the Fund's portfolio securities to fall as well.

--------------------------------------------------------------------------------
Aetna Money Market Fund
(Money Market)

Investment Objective Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

Principal Investment Strategies Money Market invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, finance company commercial paper, asset-backed securities, and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies. Money Market maintains a dollar-weighted average portfolio maturity of 90 days or less.

Principal Risks Although Money Market seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and, therefore, the yield of Money Market's shares.

Aetna Money Market Fund                              Investment Performance

                                                     Years Ended December 31,
Year-by-Year Total Return       1992      1993      1994       1995       1996        1997       1998
                                4.04%     3.29%     4.29%      5.99%      5.41%       5.45%      5.32%

[Arrow Up] Best Quarter:
second quarter 1995, up 1.51%

[Arrow Down] Worst Quarter:
second quarter 1993, up 0.80%

                                                   As of December 31, 1998
Average Annual Total Return       1 Year       5 Years         Since Inception        Inception Date
Class I                            5.32%        5.29%               4.83%                01/03/92
IBC Index*                         4.92%        4.75%               N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* IBC's Money Funds Report Average/All Taxable Index (IBC) is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

To obtain current yield information, please contact 1-800-367-7732.

Index Plus Funds

Aetna Index Plus Bond Fund
(Index Plus Bond)

Investment Objective Seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed-income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index (LBAB), an unmanaged index comprised of approximately 6,900 securities.

Principal Investment Strategies Index Plus Bond invests at least 90% of its total assets in bonds, including U.S. Treasuries, corporate bonds and mortgage-related securities.

In managing Index Plus Bond, Aeltus:

* Attempts to achieve a total return which, before deducting Fund expenses, exceeds the LBAB.

* Allocates assets among various sectors, as well as among individual securities, that it believes will outperform those in the LBAB, while underweighting those sectors and securities it believes will underperform.

* In determining which bonds to purchase, evaluates various criteria, such as the financial strength of the issuer and the issuer's potential for strong, sustained earnings growth as well as the potential for interest rates to rise or fall.

Aeltus expects that there will be a close correlation between the performance of Index Plus Bond and that of the LBAB in both rising and falling markets.

Principal Risks The principal risks of investing in Index Plus Bond are those generally attributable to bond investing. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that an issuer will default.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

The success of the Fund's strategy depends significantly on Aeltus' skill in choosing investments, and in determining which sectors or securities to overweight, underweight or avoid altogether.

--------------------------------------------------------------------------------
Aetna Index Plus Large Cap Fund
(Index Plus Large Cap)

Investment Objective Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500 (other than Aetna Inc. common stock). The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap portfolio approximately 400 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets.

Principal Risks The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

Aetna Index plus Large Cap Fund                         Investment Performance

                                                        Years Ended December 31,
Year-by-Year Total Return                               1997               1998
                                                       33.93%             32.50%

[Arrow Up] Best Quarter:
fourth quarter 1998, up 22.49%

[Arrow Down] Worst Quarter:
third quarter 1998, down 9.00%

                                                  As of December 31, 1998
Average Annual Total Return           1 Year          Since Inception            Inception Date
Class I                               32.50%               31.41%                   12/10/96
S&P 500 Index*                        28.57%                N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Aetna Index Plus Mid Cap Fund
(Index Plus Mid Cap)

Investment Objective Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets.

Principal Risks The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

Aetna Index Plus Small Cap Fund
(Index Plus Small Cap)

Investment Objective Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.

Principal Investment Strategies Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets.

Principal Risks The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other principal risks include:

* Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

* The frequency and volume of trading in small cap stocks may be substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

* When selling of a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

* Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

Generation  Funds

Aetna Ascent Fund
(Ascent)

Aetna Crossroads Fund
(Crossroads)

Aetna Legacy Fund
(Legacy)

Investment Objectives Ascent seeks to provide capital appreciation.

Crossroads seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).

Legacy seeks to provide total return consistent with preservation of capital.

Principal Investment Strategies Ascent, Crossroads and Legacy are asset allocation funds that have been designed for investors with different investment goals:

* Ascent is managed for investors seeking capital appreciation who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.

* Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.

* Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an investment horizon exceeding 5 years and who have a low level of risk tolerance.

Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% in high-yield bonds) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a benchmark percentage allocation and a Fund level range allocation for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the securities in each Fund and take advantage of opportunities as market and economic conditions change. Aeltus does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Generation Funds' portfolios.

The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Asset Class
                                       Ascent            Crossroads(1)     Legacy(2)         Comparative Index
Equities
Large Capitalization Stocks
Range                                  0-60%             0-45%             0-30%             S&P 500 Index
Benchmark                              20%               15%               10%

Small-/Mid-Capitalization Stocks
Range                                  0-40%             0-30%             0-20%             Russell 2500 Index
Benchmark                              20%               15%               10%

International Stocks                                                                         Morgan Stanley Capital
Range                                  0-40%             0-30%             0-20%             International Europe,
Benchmark                              20%               15%               10%               Australia and Far East Index

Real Estate Stocks                                                                           National Association of
Range                                  0-40%             0-30%             0-20%             Real Estate Investment Trusts
Benchmark                              20%               15%               10%               Equity Index

Fixed Income

U.S. Dollar Bonds
Range                                  0-30%             0-70%             0-100%            Salomon Brothers Broad
Benchmark                              10%               25%               40%               Investment Grade Index

International Bonds
Range                                  0-20%             0-20%             0-20%             Salomon Brothers Non-U.S.
Benchmark                              10%               10%               10%               World Government Bond Index

Money Market Instruments
Range                                  0-30%             0-30%             0-30%             91-Day U.S. Treasury Bill Rate
Benchmark                              0%                5%                10%

----------
(1) Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2) Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

*  Expected dividend yields and total returns.
*  Bond yields.
*  Price-to-earnings ratios.

Principal Risks The success of each Generation Fund's strategy depends significantly on Aeltus' skill in choosing investments and in allocating assets among the different investment classes.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

Aetna Ascent Fund                           Investment Performance

                                           Years Ended December 31,
Year-by-Year Total Return         1995         1996        1997        1998
                                 23.62%       23.17%      19.38%       4.54%

[Arrow Up] Best Quarter:
second quarter 1997, up 10.57%

[Arrow Down] Worst Quarter:
third quarter 1998, down 12.89%

                                                  As of December 31, 1998
Average Annual Total Return      1 Year               Since Inception           Inception Date
Class I                           4.54%                   17.46%                  01/04/95
Russell 3000 Index*              24.14%                    N/A
Ascent Composite***               7.93%                    N/A

Aetna Crossroads Fund                       Investment Performance

                                           Years Ended December 31,
Year-by-Year Total Return         1995         1996        1997        1998
                                 21.05%       18.59%      16.95%       4.11%

[Arrow Up] Best Quarter:
second quarter 1997, up 8.71%

[Arrow Down] Worst Quarter:
third quarter 1998, down 10.13%

                                                  As of December 31, 1998
Average Annual Total Return     1 Year               Since Inception           Inception Date
Class I                          4.11%                    15.02%                  01/04/95
Saly BIG Index**                 8.72%                     N/A
Crossroads Composite***          8.42%                     N/A

Aetna Legacy Fund                       Investment Performance

                                       Years Ended December 31,
Year-by-Year Total Return        1995       1996      1997       1998
                                18.90%     14.41%    12.52%      6.28%

[Arrow Up] Best Quarter:
second quarter 1997, up 6.67%

[Arrow Down] Worst Quarter:
third quarter 1998, down 5.67%

                                                  As of December 31, 1998
Average Annual Total Return         1 Year           Since Inception          Inception Date
Class I                             6.28%                 12.97%                 01/04/95
Saly BIG Index**                    8.72%                  N/A
Legacy Composite***                 8.74%                  N/A

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund.

----------
* The Russell 300 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

** The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes US Treasury/agency issues, mortgage passthrough securities, and corporate issues.
*** The Ascent Composite, Crossroads Composite and Legacy Composite are each comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Fund.

Asset Class                      Benchmark Index
------------------------------------------------------------------------------------------------------------------------------------
Large Cap Stocks                 The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks            The Russell 2500 Index consists of the smallest 500 securities in the Russell 1000 Index and all
                                 2,000 securities in the Russell 2000 Index. Each of these indices assumes reinvestment of all dividends and is unmanaged.

International Stocks             The Morgan Stanley Capital International-Europe, Australia, Far East Index is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Real Estate Stocks               The National Association of Real Estate Investment Trusts Equity Index is an unmanaged, market-weighted average of the performance of tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

U.S. Dollar Bonds                Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds              The Salomon Brothers Non-U.S. World Government Bond Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom; Germany; France; Canada; the Netherlands; Australia;
                                 Denmark, Italy, Belgium, Spain and Sweden.

Cash Equivalents                 Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

Fund Expenses

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

Class I Shareholder Fees

There are no sales charges deducted on initial purchases of Class I shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees.

                                 Class I Shares
                         Annual Fund Operating Expenses(1)
                  (as a percentage of average daily net assets)

                                                 Distribution                          Total          Fee Waiver/
                                 Management        (12b-1)                           Operating          Expense              Net
                                    Fee             Fees          Other Expenses      Expenses       Reimbursement         Expenses
------------------------------------------------------------------------------------------------------------------------------------
Growth                             0.700%           0.00%             0.300%            1.00%             0.00%             1.00%
International                      0.850%           0.00%             0.820%            1.67%             0.32%             1.35%
Mid Cap                            0.750%           0.00%             2.840%            3.59%             2.44%             1.15%
Small Company                      0.850%           0.00%             0.580%            1.43%             0.18%             1.25%
Value Opportunity                  0.700%           0.00%             2.710%            3.41%             2.31%             1.10%
------------------------------------------------------------------------------------------------------------------------------------
Balanced                           0.800%           0.00%             0.320%            1.12%             0.00%             1.12%
Growth and Income                  0.625%           0.00%             0.255%            0.88%             0.00%             0.88%
Real Estate                        0.800%           0.00%             2.090%            2.89%             1.59%             1.30%
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                          0.500%           0.00%             0.470%            0.97%             0.22%             0.75%
Aetna Government Fund              0.500%           0.00%             1.010%            1.51%             0.81%             0.70%
High Yield                         0.650%           0.00%             1.620%            2.27%             1.32%             0.95%
Money Market                       0.400%           0.00%             0.320%            0.72%             0.22%             0.50%
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                    0.350%           0.00%             1.070%            1.42%             0.82%             0.60%
Index Plus Large Cap               0.450%           0.00%             0.720%            1.17%             0.47%             0.70%
Index Plus Mid Cap                 0.450%           0.00%             2.060%            2.51%             1.76%             0.75%
Index Plus Small Cap               0.450%           0.00%             2.180%            2.63%             1.88%             0.75%
------------------------------------------------------------------------------------------------------------------------------------
Ascent                             0.800%           0.00%             0.630%            1.43%             0.23%             1.20%
Crossroads                         0.800%           0.00%             0.600%            1.40%             0.20%             1.20%
Legacy                             0.800%           0.00%             0.870%            1.67%             0.47%             1.20%

(1) Aeltus is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, and Growth and Income. An administrative services fee of 0.10% is included in Other Expenses.

The expenses shown above are based on the year ended October 31, 1998, and have been restated to reflect changes in certain contractual arrangements. Prior to February 1998, Class I shares were assessed an administrative services fee of 0.25%.

Class I Shares Example

The following example is designed to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                      1 Year*               3 Years*                5 Years*              10 Years*
Growth                                 $102                   $318                    $552                 $1,225
International                           137                    496                     882                  1,976
Mid Cap                                 117                    892                   1,727                  4,114
Small Company                           127                    435                     767                  1,711
Value Opportunity                       112                    849                   1,644                  3,919
------------------------------------------------------------------------------------------------------------------------------------
Balanced                                114                    356                     617                  1,363
Growth and Income                        90                    281                     488                  1,084
Real Estate                             132                    754                   1,423                  3,323
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund                                77                    288                     517                  1,181
Aetna Government Fund                    72                    400                     758                  1,795
High Yield                               97                    589                   1,121                  2,652
Money Market                             51                    208                     380                    882
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                          61                    371                     709                  1,691
Index Plus Large Cap                     72                    326                     603                  1,407
Index Plus Mid Cap                       77                    622                   1,216                  2,934
Index Plus Small Cap                     77                    649                   1,270                  3,070
------------------------------------------------------------------------------------------------------------------------------------
Ascent                                  122                    431                     763                  1,710
Crossroads                              122                    424                     749                  1,677
Legacy                                  122                    482                     870                  1,976

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 1999. Therefore, all figures reflect a waiver/ reimbursement for the first year of the period.

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may be greater or less than those shown.

Other Considerations

In addition to the principal investments and strategies described above, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

Futures Contracts and Options Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use future contracts and use options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

* Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date.

* Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk with futures contracts and options is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

Defensive Investing In response to unfavorable market conditions, each Fund (except Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.

Year 2000 As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology ("IT") systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year-end 1997, Aetna, including Aeltus, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year-end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the Funds.

Aeltus and the Funds also have relationships with broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including Aeltus, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and Aeltus have asssessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Funds, including, without limitation, their operation or the valuation of their assets.

In addition, the Year 2000 problem may adversely affect issuers in which a Fund invests. For example, issuers may incur substantial costs to address the problem. Aeltus and the Funds will continue to monitor developments relating to this issue.

Risks of Conversion to Euro On January 1, 1999, 11 of the countries in the European Monetary Union adopted the Euro as their official currency. However, their original currencies (for example, the franc, the mark, and the lire) will continue in use for cash transactions until January 1, 2002. After that date, it is expected that only the Euro will be used in those countries. Although a common currency is expected to confer some benefits in those markets, the conversion to the new currency may affect issuers in which the Funds invest, because of changes in the competitive environment from a consolidated currency market, and greater operational costs from converting to the new currency. This could depress the value of their stock. Any negative impact of the conversion to the Euro will be most significant for International.

Portfolio Turnover Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 1998, Growth, International, Small Company, Growth and Income, Aetna Government Fund and High Yield each had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.

Management of the Funds

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602 serves as investment adviser to the Funds. Aeltus is responsible for managing the assets of each Fund in accordance with its investment objective and policies, subject to oversight by the Aetna Series Fund, Inc. (Company) Board of Directors (Board). Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

* Listed below for Funds that have operated for at least one full fiscal year are the aggregate advisory fees paid by each Fund for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.

* Listed below for the Funds that have operated for less than one full fiscal year are the advisory fees that Aeltus is entitled to receive, expressed as an annual rate based on the average daily net assets of each Fund.

                       Aggregate Advisory Fees Paid as a                                           Aggregate Advisory Fees Paid as a
                       Percentage of Average Net Assets                                            Percentage of Average Net Assets
Fund Name              for Year Ended October 31, 1998        Fund Name                            for Year Ended October 31, 1998

Growth                       0.70                             Aetna Government Fund                0.00
International                0.66                             Money Market                         0.15
Small Company                0.73                             Index Plus Large Cap                 0.00
Balanced                     0.80                             Ascent                               0.61
Growth and Income            0.66                             Crossroads                           0.63
Bond Fund                    0.28                             Legacy                               0.37

Fund Name                                       Rate          Average Daily Net Assets

Mid Cap                                         0.750%        On first $250 million
                                                0.700%        On next $250 million
                                                0.675%        On next $250 million
                                                0.650%        On next $1.25 billion
                                                0.600%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Value Opportunity                               0.700%        On first $250 million
                                                0.650%        On next $250 million
                                                0.625%        On next $250 million
                                                0.600%        On next $1.25 billion
                                                0.550%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Real Estate                                     0.800%        On first $250 million
                                                0.750%        On next $250 million
                                                0.725%        On next $250 million
                                                0.700%        On next $1.25 billion
                                                0.650%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
High Yield                                      0.650%        On first $250 million
                                                0.600%        On next $250 million
                                                0.575%        On next $250 million
                                                0.550%        On next $1.25 billion
                                                0.500%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Bond                                 0.350%        On first $250 million
                                                0.350%        On next $250 million
                                                0.325%        On next $250 million
                                                0.300%        On next $1.25 billion
                                                0.275%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Mid Cap                              0.450%        On first $250 million
                                                0.450%        On next $250 million
                                                0.425%        On next $250 million
                                                0.400%        On next $1.25 billion
                                                0.375%        Over $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Index Plus Small Cap                            0.450%        On first $250 million
                                                0.450%        On next $250 million
                                                0.425%        On next $250 million
                                                0.400%        On next $1.25 billion
                                                0.375%        Over $2 billion

On October 1, 1998, Bradley, Foster & Sargent, Inc. CityPlace II, 185 Asylum Street, Hartford, Connecticut 06103, was appointed as subadviser to Value Opportunity. While Bradley had not previously served as an investment adviser or subadviser to a mutual fund, it has managed private client assets as well as 401(k), profit sharing and other retirement plan assets since 1994.

Bradley is responsible for making equity investment decisions. Aeltus, as adviser, remains responsible for all other aspects of managing Value Opportunity, including trade execution and cash management. Aeltus pays Bradley a monthly subadvisory fee at an annual rate of 0.15% of Value Opportunity's average daily net assets on the first $250 million of assets, and 0.10% on assets above $250 million.

Portfolio Management The following people are primarily responsible for the day-to-day management of the Funds.

Capital Appreciation Funds

Growth Kenneth H. Bragdon, Portfolio Manager, Aeltus, has been managing Growth since May 1998. Previously, Mr. Bragdon co-managed the Fund. Mr. Bragdon has been with the Aetna organization since 1978 and has 27 years of experience in the investment business.

International Vince Fioramonti, Portfolio Manager, Aeltus, has been managing International since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President of The Travelers Investment Management Company. He began his investment career with Travelers in 1988.

Mid Cap Donald Townswick, Portfolio Manager, Aeltus, has been managing Mid Cap since its inception in February 1998. He also manages small- and mid-cap stocks for other mutual funds managed by Aeltus. Mr. Townswick joined the Aetna organization in July 1994 after serving 2 years with Invesco Inc.

Small Company Thomas DiBella, Portfolio Manager, Aeltus, has been managing Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

Value Opportunity Peter Canoni, Principal, Bradley, manages Value Opportunity. Before joining Bradley, Mr. Canoni was a Managing Director of Aeltus and the portfolio manager of Value Opportunity from its inception in February 1998 through August 3, 1998. Mr. Canoni had been with the Aetna organization since 1980 and has over 26 years of investment experience.

Growth & Income Funds

Balanced Geoffrey A. Brod, Portfolio Manager, Aeltus, has been managing large cap stocks for the Fund since August 1, 1998. He has over 30 years of experience in quantitative applications and has over 11 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Thomas DiBella, Portfolio Manager, Aeltus, has been managing small cap stocks for the Fund since March 1, 1999. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

Carl Baker, Portfolio Manager, Aeltus, has been managing fixed-income securities for the Fund since August 1, 1998. Mr. Baker has 11 years of experience in fixed income portfolio management and has been with the Aetna organization since 1982.

Growth and Income Kevin M. Means, Managing Director, Aeltus, has been managing Growth and Income since July 1994. Mr. Means joined Aetna in July 1994 after serving as Chief Investment Officer at Invesco Management and Research since 1993. He also served from 1987 to 1993 as the Director of Quantitative Research and Equity Portfolio Manager at Invesco Capital Management. Mr. Means heads a team of portfolio managers each of whom specializes in a particular asset class used in the management of Growth and Income.

Real Estate Yaniv Tepper, Portfolio Manager, Aeltus, has been managing Real Estate since its inception in February 1998. He has been managing real estate securities for several investment funds managed by Aeltus since 1994, when he joined Aeltus. He has over 10 years of experience in direct real estate and real estate securities investments.

Income Funds

Bond Fund Steven C. Huber, Managing Director, Aeltus, has been managing the Fund since August 1998. Mr. Huber joined the Aetna organization in 1987 as a quantitative analyst and has been managing fixed-income portfolios since 1989.

Aetna Government Fund Hugh T.M. Whelan, Portfolio Manager, Aeltus, has been managing the Aetna Government Fund since January 1997. Mr. Whelan joined the Aetna organization in 1989 and manages fixed-income portfolios employing different strategies.

High Yield Gail Bruhn, Portfolio Manager, Aeltus, has been managing High Yield since its inception in February 1998. Ms. Bruhn joined Aeltus in 1995 after spending 12 years with CIGNA Investments. She currently manages high-yield securities for several institutional accounts.

Money Market Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing Money Market since its inception in January 1992. Ms. Wong-Boehm joined the Aetna organization in 1983 as a fixed-income portfolio analyst and in 1989 she was assigned primary responsibility for the money market operations.

Index Plus Funds

Index Plus Bond Christie Bull, Portfolio Manager, Aeltus, has been managing Index Plus Bond since its inception in February 1998. Ms. Bull is also the Director of Fixed Income Research for Aeltus. Ms. Bull has been with the Aetna organization since 1979, and has been managing fixed-income securities for several private accounts since 1993.

Index Plus Large Cap Geoffrey A. Brod, Portfolio Manager, Aeltus, has been managing Index Plus Large Cap since its inception in December 1996.

Index Plus Mid Cap, Index Plus Small Cap Geoffrey A. Brod, Portfolio Manager, Aeltus, and Michael F. Farrell, Portfolio Manager, Aeltus, serve as co-managers of Index Plus Mid Cap and Index Plus Small Cap. Mr. Brod served as the sole manager of Index Plus Mid Cap and Index Plus Small Cap from each Fund's inception in February 1998 through February 1999. Mr. Farrell has been with the Aetna organization since 1991 and has been responsible for quantitative research and development of equity models.

Generation Funds

Ascent, Crossroads, Legacy Kevin M. Means, Managing Director, Aeltus, is the lead portfolio manager for each Generation Fund and has been responsible for determining the allocation of each Fund's investments since its inception in January 1995. Mr. Means is also responsible for the selection of large capitalization stocks for the Generation Funds. Mr. Means is supported by a team of investment professionals, each of whom focuses on a particular asset class.

Donald Townswick, Portfolio Manager, Aeltus, has been managing small and mid-cap stocks for the Generation Funds since January 1995.

Vince Fioramonti, Portfolio Manager, Aeltus, has been managing international stocks and non-U.S. dollar government bonds for the Generation Funds since January 1995.

Yaniv Tepper, Portfolio Manager, Aeltus, has been managing real estate securities for the Generation Funds since May 1995.

Carl Baker, Portfolio Manager, Aeltus, has been managing U.S. Dollar Bonds for the Generation Funds since August 1998.

Jeanne Wong-Boehm, Managing Director, Aeltus, has been managing money market investments for the Generation Funds since their inception in January 1995.

Investing in the Funds

Opening an Account and Eligibility for Class I Shares

How to Open an Account You may open an account through the sponsor of your employer-sponsored retirement plan or by yourself. If you are investing through a retirement plan, please refer to your plan materials. If you wish to open an account on your own, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

Aetna Series Fund, Inc.
c/o First Data Investor Services Group
P.O. Box 9681
Providence, RI 02940

Your check must be drawn on a bank located within the United States and payable in U.S. dollars.

Class I Eligibility

Class I shares are offered to:

*  Certain retirement plans.

* Certain registered investment advisers having an agreement with the Funds to invest a minimum of $1 million within one year of initial purchase.

* Employees and retired employees of Aetna Inc. and its affiliates (including members of employees' and retired persons' immediate families, board members and trustees, and their immediate families).

*  Insurance companies (including separate accounts).

*  Registered investment companies.

* Shareholders holding Select Class shares at the time such shares were redesignated as Class I shares, and their immediate family members, as long as they maintain a shareholder account.

* Certain bank and independent trust companies investing on behalf of their clients for which they charge trust or investment management fees.

*  Members of the Board.

* NASD-registered representatives of Aeltus Capital, Inc. (ACI) or any affiliated broker-dealer (including members of their immediate families).

*  Other groups as may be approved by the Board from time to time.

How to Buy Shares

Minimum Investments                      Initial Investment                  Additional Investments
Individual Retirement Accounts           $500                                *$100 except by wire or Systematic
(including Roth IRAs)                                                         Investment
                                                                             *$500 by wire
                                                                             *$50 by Systematic
                                                                              Investment

All other investments                    $1,000                              *$100 except by wire or Systematic
                                                                              Investment
                                                                             *$500 by wire
                                                                             *$50 by Systematic Investment

Instructions for Buying Fund Shares

                                     To Open An Account                        To Purchase Additional Shares

Through Your                         Consult your plan materials.              Consult your plan materials.
Retirement Plan
------------------------------------------------------------------------------------------------------------------------------------
By Mail                              Complete and sign your                    Fill out the investment stub from your
                                     application, make                         confirmation statement or send a letter
                                     your check payable to Aetna               indicating your name, account
                                     Series Fund, Inc. and mail to:            number(s), the Fund(s) in which you
                                                                               wish to invest and the amount you want
                                     Aetna Series Fund, Inc.                   to invest in each Fund.
                                     c/o First Data Investor Services
                                     Group, Inc.                               Make your check payable to Aetna
                                     P.O. Box 9681                             Series Fund, Inc. and mail to:
                                     Providence, RI  02940

                                                                               Aetna Series Fund, Inc.
                                     Cash, credit cards and third party        c/o First Data Investor Services Group, Inc.
                                     checks cannot be used to open an          P.O. Box 9663
                                     account.                                  Providence, RI  02940

                                                                               The Funds will accept checks which are
                                                                               made payable to you and endorsed to
                                                                               Aetna Series Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
By Overnight Courier                 Follow the instructions above             Follow the instructions above for
                                     for "By Mail" but send your               "By  Mail" but send your check and
                                     completed application and check           investment stub or letter to:
                                     to:

                                                                               Aetna Series Fund, Inc.
                                     Aetna Series Fund, Inc.                   c/o First Data Investor Services
                                     c/o First Data Investor Services          Group, Inc.
                                     Group, Inc.                               4400 Computer Drive
                                     4400 Computer Drive                       Westborough, MA  01581
                                     Westborough, MA  01581
------------------------------------------------------------------------------------------------------------------------------------
By Wire                              Not Available.                            Call 1-800-367-7732 prior to sending
                                                                               the wire in order to obtain a
                                                                               confirmation number.

                                                                               Instruct your bank to wire funds to:

                                                                               Wire to:
                                                                               Boston Safe Deposit & Trust Company
                                                                               ABA # 011001234

                                     To Open An Account                        To Purchase Additional Shares
                                                                               Credit to:
                                                                               Boston Safe Deposit & Trust Company
                                                                               Account # 176656

                                                                               Further Credit to:
                                                                               Name of Fund
                                                                               Shareholder Account Number
                                                                               Shareholder Registration

                                                                               Federal funds wire purchase orders will
                                                                               be accepted only when the Fund's
                                                                               transfer agent and custodian bank are
                                                                               open for business.

                                                                               Neither the Funds nor their agents are
                                                                               responsible for the consequences of
                                                                               delays resulting from the banking or
                                                                               Federal Reserve wire system or from
                                                                               incomplete instructions.
------------------------------------------------------------------------------------------------------------------------------------
By Electronic                        Not Available.                            Use the Systematic Investment Option.
Funds Transfer                                                                 Sign up for this service when opening
                                                                               your account or by requesting the
                                                                               appropriate information.
------------------------------------------------------------------------------------------------------------------------------------
By Exchange                          Submit a written request to the           Submit a written request to the address
                                     address listed above under                listed above under "By Mail."  Include:
                                     "By Mail." Include:                       *Your name and account number
                                     *Your name and account number.            *The name of the Fund into and out of
                                     *The name of the Fund into and             which you wish to exchange.
                                      out of which you wish to                 *The amount to be exchanged and the
                                      exchange.                                 signatures of all shareholders.
                                     *The amount to be exchanged
                                      and the signatures of all                You may also exchange your shares by
                                      shareholders.                            calling 1-800-367-7732. Please be
                                                                               prepared to provide:
                                     You may also exchange your                *The Funds' names.
                                     shares by calling 1-800-367-7732.         *Your account number(s).
                                     Please be prepared to provide:            *Your Social Security number or
                                     *The Funds' names.                         taxpayer identification number.
                                     *Your account number(s).                  *Your address.
                                     *Your Social Security number or           *The amount to be exchanged.
                                      taxpayer identification number.
                                     *Your address.
                                     *The amount to be exchanged.

How to Sell Shares

To redeem all or a portion of the shares in your account, you should submit a redemption request through your plan sponsor or as described below.

Redemption requests in amounts up to $25,000 may be made in writing or by telephone. The Company requires a signature guarantee if the amount of the redemption request is over $25,000. You may obtain a signature guarantee at most banks and securities dealers. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

Redemptions by Mail                  You may redeem shares you own in any Fund by sending written instructions to:

                                     Aetna Series Fund, Inc.
                                     c/o First Data Investor Services Group, Inc.
                                     P.O. Box 9681
                                     Providence, RI 02940

                                     Your instructions should identify:
                                     * The Fund.
                                     * The number of shares or dollar amount to be redeemed.
                                     * Your name and account number.

                                     Your instructions must be signed by all person(s) required to sign for the
                                     Fund account, exactly as the shares are registered, and, if necessary, accompanied by a signature guarantee(s).
------------------------------------------------------------------------------------------------------------------------------------
Redemptions by Wire                  A minimum redemption of $1,000 is required for wire transfers.
                                     Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a signature guarantee.  A $12.00 fee will be charged for this service.
------------------------------------------------------------------------------------------------------------------------------------
Redemptions by Telephone             Call 1-800-367-7732.  Please be prepared to provide your account number, account name and the amount of the redemption, which generally must be no less than $500 and no more than $25,000.

Timing of Requests

Orders that are received before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day. Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day.

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. Thus, the Company will be deemed to have received a purchase or redemption order when the Institution or, if applicable, the Institution's authorized designee, accepts the order.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

Other Information about Shareholder Accounts and Services

Business Hours Each Fund is open on the same days as the New York Stock Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time on those days.

Net Asset Value The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, the securities held by Money Market are valued using amortized cost. For all other Funds, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

Exchange Privileges There is no fee to exchange shares from one Fund to another. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

There are no limits on the number of exchanges you can make. However, the Funds may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Funds may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

Cross Investing

* Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

* Systematic Exchange You may establish an automatic exchange of share from one Fund to another.

Telephone Exchange and Redemption Privileges You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-800-367-7732 to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $25,000. Telephone redemption requests will not be accepted if you:

*  Have submitted a change of address within the preceding 15 calendar days.

*  Are selling shares in a retirement plan account held in trust.

The Funds reserve the right to amend telephone exchange and redemption purchases at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

Minimum Account Balance You must maintain a minimum balance of $500 in each Fund account. If you do not, the Fund may give you 60 days' notice to increase the account balance to the $500 minimum. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

Additional Services The Funds offer these additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the Statement of Additional Information or call 1-800-367-7732 for additional details.

*  Systematic Investment You can make automatic monthly investments in any Fund.

* Automatic Cash Withdrawal Plan The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

* Checkwriting Service Checkwriting is available with Money Market. There currently is no transaction charge for this service, and the initial checkbook you receive is free. However, you will be charged a $3.00 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. This service is not available for IRA or other retirement accounts. You will be charged a $25 fee for stop payment requests and for Money Market checks that are returned due to insufficient funds.

* TDD Service Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-684-4889.

* Tax-Deferred Retirement Plans Each Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and 401(k) and 403(b)(7) programs sponsored by employers. There is no minimum investment or minimum account balance applicable to investments in 403(b)(7) accounts except that a rollover from a 403(b)(7) account must be for at least $500. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10.00 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts and 403(b) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

Payments to Securities Dealers and Selection of Executing Brokers From time to time, ACI or its affiliates may make payments to other dealers and/or their agents, who may not be affiliates of Aetna, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' duty to obtain best execution.

Dividends and Distributions

Dividends  Dividends are declared and paid as follows:

*  declared daily and paid monthly   Money Market

*  declared and paid monthly         Aetna Government Fund
                                     Bond Fund
                                     High Yield
                                     Index Plus Bond

*  declared and paid semiannually    Balanced
                                     Growth and Income

*  declared and paid annually        All other Funds

Capital gains distributions, if any, are paid on an annual basis around the end of the year, December 31. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Money Market shares begin to accrue dividends the business day after they are purchased. A redemption of Money Market shares will include dividends declared through the redemption date.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund (except Money Market) will be reduced by the amount of the payment.

Distribution Options When completing your application, you must select one of the following three options for dividends and capital gains distributions:

* Full Reinvestment Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

* Capital Gains Reinvestment Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

* All Cash Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

Tax Information

* In general, dividends and short-term capital gains distributions you receive from any Fund are taxable as ordinary income.

*  Distributions of other capital gains generally are taxable as capital gains.

*  Ordinary income and capital gains are taxed at different rates.

* The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.

* The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Funds.

Backup Withholding By law, the Funds must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

Private Account Performance

Index Plus Large Cap, Index Plus Bond and High Yield are recently organized and do not yet have long-term performance records. However, these Funds have investment objectives, policies and strategies substantially similar to those employed by Aeltus in managing accounts for certain institutional investors (Private Accounts). Therefore, the performance of these Private Accounts is provided below. Note that the Private Accounts, unlike the Fund, are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code of 1986, as amended, which, if applicable, could have adversely affected the Private Accounts' performance.

The Private Account Performance data, shown below, was calculated in accordance with the standards established by the Association for Investment Management and Research (AIMR). AIMR is a nonprofit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers. AIMR has not been involved with the preparation or review of the performance shown.

All Private Account Performance data:

* Was calculated on a total return basis and includes all dividends and interest, accrued income, and realized and unrealized gains and losses.

*  Reflects the reinvestment of dividends and distributions.

* Reflects the deduction of investment advisory fees and brokerage commissions paid by the Private Accounts, but does not reflect the deduction of custodial fees.

*  Includes cash and cash equivalents.

The historical fees and expenses paid by the Private Accounts are significantly lower than those paid by the corresponding Fund. Had higher expenses been charged to the Private Accounts performance would have been lower.

The following table shows average annual total returns for the periods ended December 31, 1998 for the Funds, the comparable Private Accounts and their respective benchmark indices. Investors should not consider the historical performance of the Private Accounts as an indication of the future performance of a comparably managed Fund.

Private Account Composite and Fund Performance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE
INDEX PLUS LARGE CAP                                         1 YEAR         5 YEARS          INCEPTION
Index Plus Large Cap (Class I)                               32.50%           N/A              31.41% (12/10/96)
Index Plus Large Cap Private Account
    Composite                                                31.58%          25.19%             N/A
S&P 500 Stock Index                                          28.57%          24.06%             N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SINCE
INDEX PLUS BOND                                              1 YEAR         5 YEARS           10 YEARS         INCEPTION
Index Plus Bond (Class I)                                     N/A             N/A               N/A               6.61% (2/4/98)
Index Plus Bond Private Account
    Composite                                                8.17%           7.11%             9.07%               N/A
Lehman Brothers Aggregate Bond Index                         8.69%           7.27%             9.26%               N/A

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE
HIGH YIELD                                                   1 YEAR         3 YEARS          INCEPTION
High Yield (Class I)                                          N/A             N/A              -1.75% (2/2/98)
High Yield Private Account Composite                         4.21%           11.74%             N/A
Merrill Lynch High Yield Master Index                        3.66%           9.11%              N/A

Financial Highlights
(for one outstanding share throughout each period)

These highlights are intended to help you understand the Funds' performance for the past 5 years (or since commencement of operations, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Funds' Financial Statements, are included in the Funds' Annual Reports, which are available upon request.

Class I Shares

                                                                               Growth
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Period From
                                                                                                               January 4, 1994
                                                    Year          Year             Year           Year          (Commencement
                                                    Ended         Ended            Ended          Ended       of Operations) to
                                                  October 31,   October 31,      October 31,    October 31,      October 31,
                                                     1998          1997             1996           1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........   $   17.02    $   14.36      $   13.75      $   10.78        $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income ..........................        0.01         0.01           0.03           0.04             0.09
Net realized and change in unrealized gain or
    loss on investments ........................        2.09         3.88           2.39           3.02             0.69
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations ......        2.10         3.89           2.42           3.06             0.78
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income .....................        --          (0.03)         (0.05)         (0.08)            --
From net realized gains on investments .........       (2.50)       (1.20)         (1.76)         (0.01)            --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ...................       (2.50)       (1.23)         (1.81)         (0.09)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................   $   16.62    $   17.02      $   14.36      $   13.75        $   10.78
====================================================================================================================================

Total return ...................................       14.78%       28.95%         19.82%         28.79%            7.70%
Net assets, end of period (000's) ..............   $ 128,667    $  82,186      $  45,473      $  36,936        $  27,188
Ratio of net expenses to average net assets ....        1.00%        1.17%          1.28%          1.20%(2)         0.92%(1)(2)
Ratio of net investment income to average
    net assets .................................        0.07%        0.08%          0.20%          0.36%            1.10%(1)
Ratio of expenses before reimbursement and
    waiver to average net assets ...............        1.00%        1.17%          1.28%          1.30%            1.42%(1)
Portfolio turnover rate ........................      170.46%      141.07%        144.19%        171.75%          120.32%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

                                            International                                                            Mid Cap
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Period From
                                                                             Ten Month                           February 4, 1998
                                                                               Period                             (Commencement
Year Ended         Year Ended          Year Ended          Year Ended           Ended          Year Ended        of Operations) to
October 31,        October 31,         October 31,         October 31,       October 31,      December 31,          October 31,
   1998               1997                1996                1995              1994              1993                 1998
------------------------------------------------------------------------------------------------------------------------------------
$    13.65        $    11.79          $    10.62          $    11.56         $    11.17       $     8.88           $    10.00
------------------------------------------------------------------------------------------------------------------------------------

      0.02              0.02                0.03                0.11               0.06             0.05                (0.02)

      1.06              2.89                1.59               (0.09)              0.33             2.65                (0.69)
------------------------------------------------------------------------------------------------------------------------------------
      1.08              2.91                1.62                0.02               0.39             2.70                (0.71)
------------------------------------------------------------------------------------------------------------------------------------

     (0.40)            (0.16)              (0.19)              (0.40)                --            (0.39)                  --
     (2.46)            (0.89)              (0.26)              (0.56)                --            (0.02)                  --
------------------------------------------------------------------------------------------------------------------------------------
     (2.86)            (1.05)              (0.45)              (0.96)                --            (0.41)                  --
------------------------------------------------------------------------------------------------------------------------------------
$    11.87        $    13.65          $    11.79          $    10.62         $    11.56       $    11.17           $     9.29
====================================================================================================================================

     10.22%            26.02%              15.61%              (0.04)%             3.49%           30.37%               (7.10)%
$   34,556        $   56,369          $   45,786          $   25,102         $   31,479       $   39,847           $    4,503
      1.48%(2)          1.72%               2.17%               1.37%(2)           1.66%(1)(2)      1.48%(2)             1.15%(1)(2)

      0.15%             0.18%               0.40%               1.02%              0.71%(1)         0.50%               (0.21)%(1)

      1.67%             1.72%               2.17%               1.50%              1.80%(1)         1.77%                3.59%(1)
    152.73%           194.41%             135.92%              32.91%             81.67%          110.38%              113.99%

(for one outstanding share throughout each period)

Class I Shares

                                                                               Small Company
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Period From
                                                                                                               January 4, 1994
                                                        Year         Year           Year          Year         (Commencement
                                                       Ended        Ended          Ended          Ended       of Operations) to
                                                    October 31,   October 31,    October 31,    October 31,      October 31,
                                                       1998          1997           1996           1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...........   $   15.55    $   14.67      $   13.52      $   10.39        $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income ..........................        0.09        (0.06)         (0.08)          --               0.02
Net realized and change in unrealized gain or
    loss on investments ........................       (0.90)        4.45           2.64           3.15             0.37
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations ......       (0.81)        4.39           2.56           3.15             0.39
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income .....................        --           --             --            (0.02)            --
From net realized gains on investments .........       (4.31)       (3.51)         (1.41)          --               --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ...................       (4.31)       (3.51)         (1.41)         (0.02)            --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .................   $   10.43    $   15.55      $   14.67      $   13.52        $   10.39
====================================================================================================================================

Total return ...................................       (7.47)%      37.80%         19.78%         30.39%            3.90%
Net assets, end of period (000's) ..............   $  29,543    $  22,661      $  32,125      $  33,511        $  25,879
Ratio of net expenses to average net assets ....        1.32%(2)     1.58%          1.44%          1.41%(2)         1.15%(1)(2)
Ratio of net investment income to average
    net assets .................................        0.46%       (0.42)%        (0.53)%        (0.01)%           0.21%(1)
Ratio of expenses before reimbursement
    and waiver to average net assets ...........        1.43%        1.58%          1.44%          1.49%            1.58%(1)
Portfolio turnover rate ........................      211.87%      150.43%        163.21%        156.43%          116.28%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

    Value
 Opportunity                                                            Balanced
------------------------------------------------------------------------------------------------------------------------------------
  Period From
February 2, 1998                                                                               Ten Month
 (Commencement                                                                                  Period
of Operations) to    Year Ended          Year Ended         Year Ended         Year Ended        Ended               Year Ended
   October 31,       October 31,         October 31,        October 31,        October 31,     October 31,          December 31,
     1998               1998                1997               1996               1995            1994                  1993
------------------------------------------------------------------------------------------------------------------------------------
$    10.00        $    14.09          $    13.52          $    12.36         $    10.65       $    10.82            $    10.18
------------------------------------------------------------------------------------------------------------------------------------

      0.03              0.33                0.33                0.31               0.35             0.23                  0.34

     (0.04)             1.02                2.04                1.77               1.69            (0.28)                 0.64
------------------------------------------------------------------------------------------------------------------------------------
     (0.01)             1.35                2.37                2.08               2.04            (0.05)                 0.98
------------------------------------------------------------------------------------------------------------------------------------

      --               (0.32)              (0.30)              (0.35)             (0.33)           (0.12)                (0.31)
      --               (2.28)              (1.50)              (0.57)              --               --                   (0.03)
------------------------------------------------------------------------------------------------------------------------------------
      --               (2.60)              (1.80)              (0.92)             (0.33)           (0.12)                (0.34)
------------------------------------------------------------------------------------------------------------------------------------
$     9.99        $    12.84          $    14.09          $    13.52         $    12.36       $    10.65            $    10.82
====================================================================================================================================

     (0.10)%           10.81%              19.57%              17.63%             19.45%           (0.42)%                9.84%
$    4,625        $  111,887          $  105,813          $   88,625         $   83,941       $   76,267            $   63,982
      1.10%(1)(2)       1.12%               1.24%               1.31%              1.27%(2)         1.09%(1)(2)           0.93%(2)

      0.37%(1)          2.54%               2.43%               2.42%              3.14%            2.65%(1)              3.21%

      3.41%(1)          1.12%               1.24%               1.31%              1.30%            1.32%(1)              1.34%
    132.45%            84.55%             116.69%             117.88%            129.05%           86.10%                19.95%

(for one outstanding share throughout each period)

Class I Shares

                                                          Growth and Income
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Ten Month
                                          Year           Year            Year           Year          Period            Year
                                         Ended          Ended           Ended          Ended           Ended           Ended
                                       October 31,    October 31,     October 31,    October 31,     October 31,     December 31,
                                          1998           1997            1996           1995            1994            1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
    period .......................   $   18.08       $   15.74       $   13.46       $   11.11       $   11.03       $   10.51
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income ............        0.12            0.15            0.19            0.21            0.12            0.19
Net realized and change in
    unrealized gain or loss on
    investments ..................        0.51            5.00            3.09            2.27            0.04            0.50
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment
         operations ..............        0.63            5.15            3.28            2.48            0.16            0.69
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income .......       (0.13)          (0.21)          (0.24)          (0.13)          (0.08)          (0.16)
From net realized gains on
    investments ..................       (3.32)          (2.60)          (0.76)             --              --           (0.01)
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions .....       (3.45)          (2.81)          (1.00)          (0.13)          (0.08)          (0.17)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...   $   15.26       $   18.08       $   15.74       $   13.46       $   11.11       $   11.03
====================================================================================================================================

Total return .....................        3.80%          37.44%          25.69%          22.58%           1.40%           6.58%
Net assets, end of period (000's)    $ 614,493       $ 595,969       $ 377,784       $ 356,803       $ 301,360       $  60,127
Ratio of net expenses to average
    net assets ...................        0.88%           1.00%           1.08%           1.10%           0.92%(1)(2)     1.13%(2)
Ratio of net investment income to
    average net assets ...........        0.71%           0.93%           1.35%           1.73%           1.51%(1)        1.77%
Ratio of expenses before
    reimbursement and waiver to
    average net assets ...........        0.88%           1.00%           1.08%           1.10%           1.03%(1)        1.27%
Portfolio turnover rate ..........      160.48%         157.92%         106.09%         127.43%          54.13%          23.60%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

   Real Estate                                                            Bond
------------------------------------------------------------------------------------------------------------------------------------
  Period From
February 2, 1998                                                                               Ten Month
 (Commencement                                                                                  Period
of Operations) to    Year Ended          Year Ended         Year Ended         Year Ended        Ended               Year Ended
   October 31,       October 31,         October 31,        October 31,        October 31,     October 31,          December 31,
     1998               1998                1997               1996               1995            1994                  1993
------------------------------------------------------------------------------------------------------------------------------------
$   10.00           $   10.22            $   10.09         $   10.27         $    9.58         $   10.37            $    9.99
------------------------------------------------------------------------------------------------------------------------------------

     0.25                0.60                 0.62              0.65              0.65              0.52                 0.55

    (1.93)               0.17                 0.13             (0.15)             0.65             (0.86)                0.45
------------------------------------------------------------------------------------------------------------------------------------

    (1.68)               0.77                 0.75              0.50              1.30             (0.34)                1.00
------------------------------------------------------------------------------------------------------------------------------------

       --               (0.61)               (0.62)            (0.68)            (0.61)            (0.45)               (0.55)

       --                  --                   --                --                --                --                (0.07)
------------------------------------------------------------------------------------------------------------------------------------
       --               (0.61)               (0.62)            (0.68)            (0.61)            (0.45)               (0.62)
------------------------------------------------------------------------------------------------------------------------------------
$    8.32           $   10.38            $   10.22         $   10.09         $   10.27         $    9.58            $   10.37
====================================================================================================================================

   (16.80)%              7.72%                7.72%             5.09%            14.06%            (3.31)%              10.20%
$   3,970           $  41,804            $  34,080         $  28,864         $  32,778         $  27,584            $  46,788

     2.00%(1)(2)         0.75%(2)             0.75%(2)          0.75%(2)          0.79%(2)          0.76%(1)(2)          0.47%(2)

     2.70%(1)            5.79%                6.07%             6.16%             6.56%             6.29%(1)             5.34%

     2.89%(1)            0.97%                1.14%             1.16%             1.06%             1.06%(1)             1.01%
    63.79%              77.01%               48.56%            42.33%            56.99%            51.80%               50.01%

(for one outstanding share throughout each period)

Class I Shares

                                                          Aetna Government Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Ten Month
                                                            Year           Year            Year           Year         Period
                                                           Ended          Ended           Ended          Ended          Ended
                                                         October 31,    October 31,     October 31,    October 31,    October 31,
                                                            1998           1997            1996           1995           1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............      $    9.99      $    9.80       $   10.01      $    9.41      $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income ............................           0.53           0.58            0.56           0.64          0.40
Net realized and change in unrealized gain or loss
    on investments ...............................           0.30           0.21           (0.13)          0.59         (0.63)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations ........           0.83           0.79            0.43           1.23         (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income .......................          (0.53)         (0.60)          (0.64)         (0.63)        (0.36)
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions .....................          (0.53)         (0.60)          (0.64)         (0.63)        (0.36)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...................      $   10.29      $    9.99       $    9.80      $   10.01      $   9.41
====================================================================================================================================

Total Return .....................................           8.54%          8.39%           4.43%         13.58%        (2.37)%
Net assets, end of period (000's) ................      $  13,980      $  10,217       $  10,662      $  19,154      $ 26,110
Ratio of net expenses to average net assets ......           0.70%(2)       0.70%(2)        0.70%(2)       0.70%(2)      0.41%(1)(2)
Ratio of net investment income to average
    net assets ...................................           5.21%          5.91%           5.67%          6.79%         5.29%(1)
Ratio of expenses before reimbursement and
    waiver to average net assets .................           1.51%          1.70%           1.57%          1.30%         1.16%(1)
Portfolio turnover rate ..........................         181.08%        147.78%          50.48%        117.31%        43.63%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

   High Yield                                                             Money Market
------------------------------------------------------------------------------------------------------------------------------------
  Period From
February 2, 1998                                                                               Ten Month
 (Commencement                                                                                  Period
of Operations) to    Year Ended          Year Ended         Year Ended         Year Ended        Ended               Year Ended
   October 31,       October 31,         October 31,        October 31,        October 31,     October 31,          December 31,
     1998               1998                1997               1996               1995            1994                  1993
------------------------------------------------------------------------------------------------------------------------------------
$   10.00           $    1.00            $    1.00         $    1.00         $    1.00         $    1.00            $    1.00
------------------------------------------------------------------------------------------------------------------------------------

     0.60                0.05                 0.05              0.05              0.06              0.03                 0.03

    (1.21)                 --                   --                --                --                --                   --
------------------------------------------------------------------------------------------------------------------------------------
    (0.61)               0.05                 0.05              0.05              0.06              0.03                 0.03
------------------------------------------------------------------------------------------------------------------------------------

    (0.58)              (0.05)               (0.05)            (0.05)            (0.06)            (0.03)               (0.03)
------------------------------------------------------------------------------------------------------------------------------------
    (0.58)              (0.05)               (0.05)            (0.05)            (0.06)            (0.03)               (0.03)
------------------------------------------------------------------------------------------------------------------------------------
$    8.81           $    1.00            $    1.00         $    1.00         $    1.00         $    1.00            $    1.00
====================================================================================================================================

    (6.50)%              5.36%                5.49%             5.44%             5.95%             3.33%                3.29%
$   8,452           $ 276,024            $ 273,710         $ 323,281         $ 275,524         $ 161,756            $ 107,844
     0.95%(1)(2)         0.48%(2)             0.37%(2)          0.30%(2)          0.27%(2)          0.21%(1)(2)          0.00%(2)

     8.17%(1)            5.24%                5.31%             5.30%             5.78%             4.05%(1)             3.33%

     2.27%(1)            0.72%                0.81%             0.83%             0.88%             0.85%(1)             0.95%
   258.33%                 --                   --                --                --                --                   --

(for one outstanding share throughout each period)

Class I Shares

                                           Index Plus             Index Plus                     Index Plus         Index Plus
                                              Bond                Large Cap                       Mid Cap            Small Cap
------------------------------------------------------------------------------------------------------------------------------------
                                         Period From                         Period From         Period From        Period From
                                       February 4, 1998                   December 10, 1996    February 3, 1998   February 3, 1998
                                        (Commencement                       (Commencement       (Commencement      (Commencement
                                      of Operations) to    Year Ended     of Operations) to    of Operations) to  of Operations) to
                                         October 31,       October 31,       October 31,          October 31,        October 31,
                                            1998              1998              1997                 1998                1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ....$   10.00        $   12.43         $   10.00           $   10.00            $  10.00
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income ...................     0.40             0.13              0.12                0.04                0.02
Net realized and change in unrealized
    gain or loss on investments .........     0.14             2.57              2.33                0.32               (1.15)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment
            operations ..................     0.54             2.70              2.45                0.36               (1.13)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income ..............    (0.40)           (0.13)            (0.02)                 --                  --
From net realized gains on
    investments .........................       --            (1.22)               --                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ............    (0.40)           (1.35)            (0.02)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ..........$   10.14        $   13.78         $   12.43           $   10.36            $   8.87
====================================================================================================================================

Total Return ............................     5.48%           23.46%            24.49%               3.60%             (11.30)%
Net assets, end of period (000's) .......$  14,958        $  31,671         $  10,876           $   6,996            $  5,862
Ratio of net expenses to average
    net assets ..........................     0.60%(1)(2)      0.70%(2)          0.70%(1)(2)         0.75%(1)(2)         0.75%(1)(2)
Ratio of net investment income to
    average net assets ..................     5.39%(1)         0.96%             1.15%(1)            0.57%(1)            0.25%(1)
Ratio of expenses before reimbursement
    and waiver to average net assets ....     1.42%(1)         1.17%             1.95%(1)            2.51%(1)            2.63%(1)
Portfolio turnover rate .................    20.86%          124.16%            82.31%             129.87%             100.41%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

                         Ascent                                                           Crossroads
------------------------------------------------------------------------------------------------------------------------------------
                                                Period From                                                       Period From
                                              January 4, 1995                                                    January 4, 1995
                                               (Commencement                                                      (Commencement
Year Ended     Year Ended     Year Ended      of Operations) to     Year Ended     Year Ended     Year Ended     of Operations) to
October 31,    October 31,    October 31,        October 31,        October 31,    October 31,    October 31,       October 31,
   1998           1997           1996               1995               1998           1997           1996              1995
------------------------------------------------------------------------------------------------------------------------------------
$   14.48     $   12.57      $   11.67          $   10.00          $   13.29      $   12.16      $   11.53         $   10.00
------------------------------------------------------------------------------------------------------------------------------------

     0.24          0.21           0.21               0.25               0.31           0.27           0.25              0.29

    (0.41)         2.92           2.04               1.42              (0.37)          2.16           1.64              1.24
------------------------------------------------------------------------------------------------------------------------------------
    (0.17)         3.13           2.25               1.67              (0.06)          2.43           1.89              1.53
------------------------------------------------------------------------------------------------------------------------------------

    (0.41)        (0.25)         (0.38)                --              (0.45)         (0.30)         (0.44)               --
    (2.76)        (0.97)         (0.97)                --              (1.70)         (1.00)         (0.82)               --
------------------------------------------------------------------------------------------------------------------------------------
    (3.17)        (1.22)         (1.35)                --              (2.15)         (1.30)         (1.26)               --
------------------------------------------------------------------------------------------------------------------------------------
$   11.14     $   14.48      $   12.57          $   11.67          $   11.08      $   13.29      $   12.16         $   11.53
====================================================================================================================================

    (1.90)%       26.59%         20.94%             16.70%             (0.87)%        21.65%         17.66%            15.30%
$  38,012     $  27,359      $  25,752          $  20,433          $  37,620      $  26,028      $  22,947         $  20,370

     1.24%(2)      1.52%(2)       1.73%              1.38%(1)           1.24%(2)       1.57%(2)       1.74%             1.40%(1)

     2.00%         1.53%          1.69%              2.80%(1)           2.61%          2.13%          2.18%             3.26%(1)

     1.43%         1.61%            --                 --               1.40%          1.66%            --                --
   105.08%       162.80%        104.84%            164.09%            115.65%        161.75%        107.40%           166.93%

(for one outstanding share throughout each period)

Class I Shares

                                                                                     Legacy
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Period From
                                                                                                      January 4, 1995
                                                            Year           Year            Year        (Commencement
                                                           Ended          Ended           Ended       of Operations) to
                                                         October 31,    October 31,     October 31,      October 31,
                                                            1998           1997            1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .............      $   12.15      $   11.64       $   11.41        $   10.00
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations:
Net investment income ............................           0.35           0.32            0.29             0.33
Net realized and change in unrealized gain or loss
    on investments ...............................          (0.07)          1.41            1.20             1.08
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations ........           0.28           1.73            1.49             1.41
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
From net investment income .......................          (0.60)         (0.33)          (0.50)              --
From net realized gains on investments ...........          (1.62)         (0.89)          (0.76)              --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions .....................          (2.22)         (1.22)          (1.26)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...................      $   10.21      $   12.15       $   11.64        $   11.41
====================================================================================================================================

Total Return .....................................           2.51%         15.94%          14.11%           14.10%
Net assets, end of period (000's) ................      $  22,352      $  18,313       $  22,326        $  19,651
Ratio of net expenses to average
    net assets ...................................           1.24%(2)       1.63%(2)        1.73%            1.42%(1)
Ratio of net investment income to average
    net assets ...................................           3.26%          2.77%           2.62%            3.75%(1)
Ratio of expenses before reimbursement
    and waiver to average net assets .............           1.67%          1.75%             --               --
Portfolio turnover rate ..........................         115.12%        158.71%          91.62%          179.88%

(1) Annualized.

(2) Aeltus has waived, and is contractually obligated through December 31, 1999 to waive all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses (see note 4 of Notes to Financial Statements).

Per share data calculated using weighted average number of shares outstanding throughout the period.

Additional Information

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Funds. The Funds' most recent annual and semi-annual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Funds, by calling 1-800-367-7732 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-800-SEC-0330 to get information about the operations of the public reference room or you may write to public reference section, Washington, D.C. 20549-6009 to get information from the public reference section. The public reference section will charge a duplicating fee for copying and sending any information you request.

Investment Company Act File No. 811-6352.

           Statement of Additional Information Dated: March 1, 1999

                            AETNA SERIES FUND, INC.
                           CLASS A, CLASS B, CLASS C
                              AND CLASS I SHARES

This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for Class A, Class B and Class C shares of Aetna Series Fund, Inc. (Company) and the current Prospectus for Class I shares of the Company, each dated March 1, 1999, for the following funds (Funds). Capitalized terms not defined herein are used as defined in the Prospectuses.

Capital Appreciation Funds                  Index Plus Funds
Aetna Growth Fund (Growth)                  Aetna Index Plus Bond Fund (Index Plus Bond)
Aetna International Fund (International)    Aetna Index Plus Large Cap Fund (Index Plus
Aetna Mid Cap Fund (Mid Cap)                Large Cap)
Aetna Small Company Fund (Small Company)    Aetna Index Plus Mid Cap Fund (Index Plus
Plus Aetna Value Opportunity Fund (Value    Mid Cap)
Opportunity)                                Aetna Index Plus Small Cap Fund (Index
                                            Plus Small Cap)
Growth & Income Funds
Aetna Balanced Fund (Balanced)              Generation Funds
Aetna Growth and Income Fund (Growth and    Aetna Ascent Fund (Ascent)
Income)                                     Aetna Crossroads Fund (Crossroads)
Aetna Real Estate Securities Fund (Real     Aetna Legacy Fund (Legacy)
Estate)

Income Funds
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna High Yield Fund (High Yield)
Aetna Money Market Fund (Money Market)

The Funds' Financial Statements and the independent auditors' reports thereon, included in the Company's Annual Report, are incorporated herein by reference in this Statement. A free copy of the Company's Annual Report and each Prospectus is available upon request by writing to: Aetna Series Fund, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, or by calling: (800) 367-7732.

                            TABLE OF CONTENTS

General Information .........................................     3
Additional Investment Restrictions and Policies .............     4
Investment Techniques and Risk Factors ......................     6
Directors and Officers ......................................    18
Control Persons and Principal Shareholders ..................    21
The Investment Advisory Agreements ..........................    22
The Subadvisory Agreement ...................................    26
The Administrative Services Agreement .......................    26
Custodian ...................................................    28
Transfer Agent ..............................................    28
Independent Auditors ........................................    28
Principal Underwriter .......................................    28
Distribution and Shareholder Servicing Arrangements .........    29
Purchase and Redemption of Shares ...........................    32
Brokerage Allocation and Trading Policies ...................    35
Shareholder Accounts and Services ...........................    37
Net Asset Value .............................................    38
Tax Status ..................................................    39
Performance Information .....................................    39
Financial Statements ........................................    45



2 Aetna Series Fund, Inc.

                              GENERAL INFORMATION

Incorporation--The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes--The Company currently offers 19 separate series, all of which are listed on the first page of the Statement. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into four classes: Class A, Class B, Class C and Class I. Class I shares are shares that are offered to certain retirement plans; certain registered investment advisers having an agreement with the Funds to invest a minimum of $1 million within one year of initial purchase; employees and retired employees of Aetna Inc. and its affiliates (including members of employees' and retired persons' immediate families, board members and trustees, and their immediate families); insurance companies (including separate accounts); registered investment companies; shareholders holding Select Class shares at the time such shares were redesignated as Class I shares, and their immediate family members, as long as they maintain a shareholder account; certain bank and independent trust companies investing on behalf of their clients for which they charge trust and investment management fees; members of the Board; NASD-registered representatives of Aeltus Capital or any affiliated broker-dealer (including members of their immediate families); and of such other groups as may be approved by the Company's Board from time to time. Class A, Class B and Class C shares are shares that are offered to accounts not eligible to buy Class I shares. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock--Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights--Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders.

Shareholder Meetings--The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification--The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer. Money Market is subject to this restriction with respect to 100% of its total assets.


                                                       Aetna Series Fund, Inc. 3

                ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% (100% in the case of Money Market) of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) except for Real Estate, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Ascent, Crossroads and Legacy (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) except for Real Estate, purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Mar-


4 Aetna Series Fund, Inc.

    ket) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;

(2) except for International and Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). A Fund will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%. Money Market may only purchase foreign securities or obligations that are U.S.- dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) except for High Yield, invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality);


                                                       Aetna Series Fund, Inc. 5

(7) except for Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap, invest in securities issued by any entity listed in the Wall Street Journal's Quarterly "Corporate Performance Report" under the heading "Consumer Noncyclical-Tobacco," or are otherwise determined by Aeltus to be primarily involved in the production or distribution of tobacco products.

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change.

                    INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives, which at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Each Fund (except Money Market) may use the derivative instruments described below and in the Prospectuses. Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts--Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts


6 Aetna Series Fund, Inc.

may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.


                                                       Aetna Series Fund, Inc. 7

Call and Put Options--Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index, particularly if Aeltus (or Bradley, in the case of Value Opportunity) considers these instruments to be undervalued relative to the prices of particular securities or of the securities underlying that index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.


8 Aetna Series Fund, Inc.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus (or Bradley, in the case of Value Opportunity) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options--The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade.


                                                       Aetna Series Fund, Inc. 9

Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies--Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts--CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts--Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and


10 Aetna Series Fund, Inc.

a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.


                                                      Aetna Series Fund, Inc. 11

Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Fund's loss will consist of the net amount of contractual interest payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's interest rate swap transactions on an ongoing basis. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, Aetna Government Fund, Bond Fund, Growth and Income, High Yield, Balanced, Real Estate, Index Plus Bond and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.


12 Aetna Series Fund, Inc.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Zero Coupon and Pay-in-Kind Securities

Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. In addition, each Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest


                                                      Aetna Series Fund, Inc. 13
securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Additional Risk Factors in Using Derivatives--In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation--A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market--Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.


14 Aetna Series Fund, Inc.

Counterparty Risk--With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Funds' Investment in Equity and Debt Securities

Each Fund may invest in equity and debt securities (except that Aetna Government Fund and Money Market may not invest in equity securities). Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand Instruments

Each Fund, except International, may invest in variable rate demand instruments. Variable rate demand instruments (including floating rate instruments) held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible impo-


                                                      Aetna Series Fund, Inc. 15
sition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

High-Yield Bonds

All Funds, except International, Aetna Government Fund and Money Market, may invest in high-yield bonds, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c) any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.


16 Aetna Series Fund, Inc.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes--High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations--High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks--Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings--The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Convertibles

All Funds except Aetna Government Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds except Bond Fund, Aetna Government Fund, High Yield and Money Market may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.


                                                      Aetna Series Fund, Inc. 17

Equity Securities of Smaller Companies

All Funds other than Bond Fund, Aetna Government Fund, Money Market, High Yield and Index Plus Bond may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Supranational Agencies

Each Fund, except Mid Cap, Real Estate, International, Small Company and Growth, may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds do not intend to borrow, except that they may invest in leveraged derivatives which have certain risks as outlined above. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.

Bank Obligations

Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.

Portfolio Turnover

The portfolio turnover rate for Small Company was significantly higher in 1998 than in 1997 because of increased volatility in the market for small-capitalization stocks. The portfolio turnover rate for Bond Fund was significantly higher in 1998 than in 1997 because of a change in portfolio managers which led to a reallocation of Fund assets. The portfolio turnover rate for Index Plus Large Cap was significantly higher in 1998 than in 1997 because of increased volatility in the quantitative rankings used in managing the Fund.

                            DIRECTORS AND OFFICERS

The investments and administration of the Company are under the supervision of the Board. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.


18 Aetna Series Fund, Inc.

-------------------------------------------------------------------------------------------------------------------
                                                               Principal Occupation During Past Five
                                                                  Years (and Positions held with
                                  Position(s) Held                Affiliated Persons or Principal
   Name, Address and Age          with the Company                 Underwriters of the Company)
-------------------------------------------------------------------------------------------------------------------
  J. Scott Fox*               Director and President     Director, Managing Director, Chief Operating
  10 State House Square                                  Officer, Chief Financial Officer, Aeltus
  Hartford, Connecticut                                  Investment Management, Inc., October 1997
  Age 44                                                 to present; Director and Senior Vice
                                                         President, Aetna Life Insurance and Annuity
                                                         Company, March 1997 to February 1998;
                                                         Director, Managing Director, Chief Operating
                                                         Officer, Chief Financial Officer and Treasurer,
                                                         Aeltus, April 1994 to March 1997.
-------------------------------------------------------------------------------------------------------------------
  Wayne F. Baltzer            Vice President             Vice President, Aeltus Capital, Inc., May 1998
  10 State House Square                                  to present.
  Hartford, Connecticut
  Age 55
-------------------------------------------------------------------------------------------------------------------
  Albert E. DePrince, Jr.     Director                   Professor, Middle Tennessee State
  3029 St. Johns Drive                                   University, 1991 to present.
  Murfreesboro, Tennessee
  Age 57
-------------------------------------------------------------------------------------------------------------------
 Stephanie A. DeSisto        Vice President,            Vice President, Mutual Fund Accounting,
  10 State House Square       Treasurer and Chief        Aeltus Investment Management, Inc.,
  Hartford, Connecticut       Financial Officer          November 1995 to present; Director, Mutual
  Age 45                                                 Fund Accounting, Aetna Life Insurance and
                                                         Annuity Company, August 1994 to November
                                                         1995; Assistant Vice President, Investors
                                                         Bank & Trust, January 1993 to August 1994.
-------------------------------------------------------------------------------------------------------------------
  Amy R. Doberman             Secretary                  General Counsel, Aeltus Investment
  10 State House Square                                  Management, Inc., February 1999 to present;
  Hartford, Connecticut                                  Counsel, Aetna Life Insurance and Annuity
  Age 36                                                 Company, December 1996 to present;
                                                         Attorney, Securities and Exchange
                                                         Commission, March 1990 to November 1996.
-------------------------------------------------------------------------------------------------------------------
   Maria T. Fighetti           Director                   Manager/Attorney, Health Services, New
  325 Piermont Road                                      York City Department of Mental Health,
  Closter, New Jersey                                    Mental Retardation and Alcohol Services,
  Age 55                                                 1973 to present.
-------------------------------------------------------------------------------------------------------------------
  David L. Grove              Director                   Private Investor; Economic/Financial
  5 The Knoll                                            Consultant, December 1985 to present.
  Armonk, New York
  Age 80
-------------------------------------------------------------------------------------------------------------------
  John Y. Kim*                Director                   Director, President, Chief Executive Officer,
  10 State House Square                                  Chief Investment Officer, Aeltus Investment
  Hartford, Connecticut                                  Management, Inc., December 1995 to
  Age 38                                                 present; Director, Aetna Life Insurance and
                                                         Annuity Company, February 1995 to March 1998;
                                                         Senior Vice President, Aetna Life Insurance
                                                         and Annuity Company, September 1994 to
                                                         present.
-------------------------------------------------------------------------------------------------------------------

                                                      Aetna Series Fund, Inc. 19

-------------------------------------------------------------------------------------------------------------------
                                                        Principal Occupation During Past Five
                                                            Years (and Positions held with
                               Position(s) Held            Affiliated Persons or Principal
Name, Address and Age          with the Company              Underwriters of the Company)
-------------------------------------------------------------------------------------------------------------------
  Sidney Koch                 Director                   Financial Adviser, self-employed, January
  455 East 86th Street                                   1993 to present.
  New York, New York
  Age 63
-------------------------------------------------------------------------------------------------------------------
  Frank Litwin              Vice President          Managing Director, Aeltus Investment
  10 State House Square                             Management, Inc., August 1997 to present;
  Hartford, Connecticut                             Managing Director, Aeltus Capital, Inc., May
  Age 49                                            1998 to present; Vice President, Fidelity
                                                    Investments Institutional Services Company,
                                                    April 1992 to August 1997.
-------------------------------------------------------------------------------------------------------------------
  Shaun P. Mathews*         Director                Vice President/Senior Vice President, Aetna
  151 Farmington Avenue                             Life Insurance and Annuity Company, March
  Hartford, Connecticut                             1991 to present; Director, Aetna Investment
  Age 43                                            Services, Inc., July 1993 to present; Senior
                                                    Vice President, Aetna Investment Services,
                                                    Inc., July 1993 to February 1999.
-------------------------------------------------------------------------------------------------------------------
  Corine T. Norgaard        Director                Dean of the Barney School of Business,
  556 Wormwood Hill                                 University of Hartford (West Hartford, CT),
  Mansfield Center,                                 August 1996 to present; Professor,
  Connecticut                                       Accounting and Dean of the School of
  Age 61                                            Management, SUNY Binghamton
                                                    (Binghamton, NY), August 1993 to August
                                                    1996
-------------------------------------------------------------------------------------------------------------------
  Richard G. Scheide        Director                Trust and Private Banking Consultant, David
  11 Lily Street                                    Ross Palmer Consultants, July 1991 to
  Nantucket,                                        present.
  Massachusetts
  Age 69
-------------------------------------------------------------------------------------------------------------------

During the fiscal year ended October 31, 1998, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Company. As of October 31, 1998, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

--------------------------------------------------------------------
                           Aggregate        Total Compensation from
    Name of Person     Compensation from     the Company and Fund
       Position           the Company      Complex Paid to Directors
--------------------------------------------------------------------
 Corine Norgaard             $6,600                 $66,000
 Director
--------------------------------------------------------------------
 Sidney Koch                  6,650                  66,500
 Director
--------------------------------------------------------------------
 Maria T. Fighetti*           6,550                  65,500
 Director
--------------------------------------------------------------------


20 Aetna Series Fund, Inc.

-------------------------------------------------------------------------
                                Aggregate        Total Compensation from
      Name of Person        Compensation from     the Company and Fund
         Position              the Company      Complex Paid to Directors
-------------------------------------------------------------------------
 Richard G. Scheide              7,075                   70,750
 Director, Chairperson
 Audit Committee
-------------------------------------------------------------------------
 David L. Grove*                 6,925                   69,250
 Director, Chairperson
 Contract Committee
-------------------------------------------------------------------------
 Albert E. DePrince, Jr.         3,077                   30,778
 Director
-------------------------------------------------------------------------

* During the fiscal year ended October 31, 1998, Ms. Fighetti and Dr. Grove elected to defer $15,000 and $69,250, respectively, of their compensation.

                  CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 31, 1999, Aetna Life Insurance and Annuity Company (Aetna), a Connecticut corporation, and its affiliates, had the following interest in the Funds, through direct ownership or through one of Aetna's separate accounts:

                                            % Aetna and its affiliates
                                      ---------------------------------------
                                        Class I       Class A       Class C
                                      -----------   -----------   -----------
Aetna Bond Fund                           54.57%
Aetna Government Fund                     86.52%                      60.25%
Aetna High Yield Fund                     99.31%      31.86%          31.26%
Aetna Index Plus Bond Fund                99.57%      25.57%          43.62%
Aetna Index Plus Large Cap Fund           43.67%                       2.31%
Aetna Index Plus Mid Cap Fund             98.99%      29.72%          41.04%
Aetna Index Plus Small Cap Fund           98.05%      21.24%          11.30%
Aetna International Fund                  22.30%      31.68%
Aetna Mid Cap Fund                        98.33%      71.47%          95.16%
Aetna Money Market Fund                   48.93%
Aetna Real Estate Securities Fund         98.37%      28.78%          75.31%
Aetna Small Company Fund                  57.43%                       5.37%
Aetna Value Opportunity Fund              97.14%      70.15%          18.89%
Aetna Ascent Fund                         87.86%                      53.04%
Aetna Crossroads Fund                     92.35%                      44.45%
Aetna Legacy Fund                         86.08%                      33.20%

Shares of the Funds held beneficially by Aetna and its affiliates are voted in the same proportion as shares held by non-Aetna shareholders of that Fund.

As of January 31, 1999, officers and Directors owned less than 1% of the outstanding shares of any of the Funds.

Aetna (like Aeltus) is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.


                                                      Aetna Series Fund, Inc. 21

                      THE INVESTMENT ADVISORY AGREEMENTS

The Company, on behalf of each Fund, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Fund. Under the Advisory Agreements and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly-owned subsidiary of Aetna Inc., a publicly-owned holding company whose principal operating subsidiaries engage in the health benefits, insurance and financial services businesses in the U.S. and internationally.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors of the Company and that each Fund is responsible for payment of all other of its costs.

Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund. Listed below are the Advisory Fees that Aeltus is entitled to receive from each Fund at an annual rate based on average daily net assets of each Fund:

                               Advisory Fee             Assets
CAPITAL APPRECIATION FUNDS     --------------   ----------------------
Growth                         0.700%           On first $250 million
                               0.650%           On next $250 million
                               0.625%           On next $250 million
                               0.600%           On next $1.25 billion
                               0.550%           Over $2 billion

International                  0.850%           On first $250 million
                               0.800%           On next $250 million
                               0.775%           On next $250 million
                               0.750%           On next $1.25 billion
                               0.700%           Over $2 billion

Mid Cap                        0.750%           On first $250 million
                               0.700%           On next $250 million
                               0.675%           On next $250 million
                               0.650%           On next $1.25 billion
                               0.600%           Over $2 billion

Small Company                  0.850%           On first $250 million
                               0.800%           On next $250 million
                               0.775%           On next $250 million
                               0.750%           On next $1.25 billion
                               0.725%           Over $2 billion

Value Opportunity              0.700%           On first $250 million
                               0.650%           On next $250 million
                               0.625%           On next $250 million
                               0.600%           On next $1.25 billion
                               0.550%           Over $2 billion




22 Aetna Series Fund, Inc.

                           Advisory Fee            Assets
GROWTH & INCOME FUNDS     --------------   ----------------------
Balanced                  0.800%           On first $500 million
                          0.750%           On next $500 million
                          0.700%           On next $1 billion
                          0.650%           Over $2 billion

Growth and Income         0.700%           On first $250 million
                          0.650%           On next $250 million
                          0.625%           On next $250 million
                          0.600%           On next $1.25 billion
                          0.550%           Over $2 billion

Real Estate               0.800%           On first $250 million
                          0.750%           On next $250 million
                          0.725%           On next $250 million
                          0.700%           On next $1.25 billion
                          0.650%           Over $2 billion

INCOME FUNDS
Bond Fund                 0.500%           On first $250 million
                          0.475%           On next $250 million
                          0.450%           On next $250 million
                          0.425%           On next $1.25 billion
                          0.400%           Over $2 billion

Aetna Government Fund     0.500%           On first $250 million
                          0.475%           On next $250 million
                          0.450%           On next $250 million
                          0.425%           On next $1.25 billion
                          0.400%           Over $2 billion

High Yield                0.650%           On first $250 million
                          0.600%           On next $250 million
                          0.575%           On next $250 million
                          0.550%           On next $1.25 billion
                          0.500%           Over $2 billion

Money Market              0.400%           On first $500 million
                          0.350%           On next $500 million
                          0.340%           On next $1 billion
                          0.330%           On next $1 billion
                          0.300%           Over $3 billion

INDEX PLUS FUNDS
Index Plus Bond           0.350%           On first $250 million
                          0.350%           On next $250 million
                          0.325%           On next $250 million
                          0.300%           On next $1.25 billion
                          0.275%           Over $2 billion


                                                      Aetna Series Fund, Inc. 23

                          Advisory Fee            Assets
INDEX PLUS FUNDS         --------------   ----------------------
Index Plus Large Cap     0.450%           On first $250 million
                         0.450%           On next $250 million
                         0.425%           On next $250 million
                         0.400%           On next $250 million
                         0.400%           On next $1 billion
                         0.375%           Over $2 billion

Index Plus Mid Cap       0.450%           On first $250 million
                         0.450%           On next $250 million
                         0.425%           On next $250 million
                         0.400%           On next $1.25 billion
                         0.375%           Over $2 billion

Index Plus Small Cap     0.450%           On first $250 million
                         0.450%           On next $250 million
                         0.425%           On next $250 million
                         0.400%           On next $1.25 billion
                         0.375%           Over $2 billion

GENERATION FUNDS
Ascent Fund              0.800%           On first $500 million
                         0.775%           On next $500 million
                         0.750%           On next $500 million
                         0.725%           On next $500 million
                         0.700%           Over $2 billion

Crossroads Fund          0.800%           On first $500 million
                         0.775%           On next $500 million
                         0.750%           On next $500 million
                         0.725%           On next $500 million
                         0.700%           Over $2 billion

Legacy Fund              0.800%           On first $500 million
                         0.775%           On next $500 million
                         0.750%           On next $500 million
                         0.725%           On next $500 million
                         0.700%           Over $2 billion

For the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996, investment advisory fees were paid to Aetna (investment adviser to the Funds prior to February 2, 1998) and Aeltus (for the period February 2, 1998 through October 31, 1998) as follows:


24 Aetna Series Fund, Inc.

                                 Total Investment                   Net Advisory
                                  Advisory Fees        Waiver         Fees Paid
                                -----------------   ------------   --------------
Year Ended October 31, 1998
-----------------------------
Growth                                809,670                0          809,670
International                         493,627          110,044          383,583
Mid Cap*                               29,053           29,053                0
Small Company                         298,442           40,629          257,813
Value Opportunity**                    28,337           28,337                0
Balanced                              955,035                0          955,035
Growth and Income                   4,429,415                0        4,429,415
Real Estate**                          28,481           28,481                0
Bond Fund                             196,033           87,410          108,623
Aetna Government Fund                  62,424           62,424                0
High Yield**                           47,995           47,995                0
Money Market                        1,701,171        1,041,156          660,015
Index Plus Bond*                       39,396           39,396                0
Index Plus Large Cap                  102,550          102,550                0
Index Plus Mid Cap***                  25,868           25,868                0
Index Plus Small Cap***                24,996           24,996                0
Ascent                                295,978           69,924          226,054
Crossroads                            295,895           61,513          234,382
Legacy                                174,700           94,604           80,096

Year Ended October 31, 1997
-----------------------------
Growth                                500,660                0          500,660
International                         639,565                0          639,565
Small Company                         238,340                0          238,340
Balanced                              812,391                0          812,391
Growth and Income                   3,385,694                0        3,385,694
Bond Fund                             163,110          128,800           34,310
Aetna Government Fund                  53,048           53,048                0
Money Market                        1,782,769        1,782,769                0
Index Plus Large Cap****               49,212           49,212                0
Ascent                                202,834           21,845          180,989
Crossroads                            186,369           19,968          166,401
Legacy                                151,110           22,749          128,361


                                                      Aetna Series Fund, Inc. 25

                                 Total Investment                   Net Advisory
                                  Advisory Fees        Waiver         Fees Paid
                                -----------------   ------------   --------------
Year Ended October 31, 1996
-----------------------------
Growth                                296,559                0          296,559
International                         389,220                0          389,220
Small Company                         330,302                0          330,302
Balanced                              687,346                0          687,346
Growth and Income                   2,616,904                0        2,616,904
Bond Fund                             174,209          141,557           32,652
Aetna Government Fund                  67,466           67,466                0
Money Market                        1,560,183        1,560,183                0
Ascent                                185,916                0          185,916
Crossroads                            177,185                0          177,185
Legacy                                169,807                0          169,807

   * Mid Cap and Index Plus Bond commenced operations on February 4, 1998. Investment Advisory Fees shown are for the period from February 4, 1998 to October 31, 1998.

  ** Value Opportunity, Real Estate and High Yield commenced operations on
     February 2, 1998. Investment Advisory Fees shown are for the period from February 2, 1998 to October 31, 1998.

 *** Index Plus Mid Cap and Index Plus Small Cap commenced operations on
     February 3, 1998. Investment Advisory Fees shown are for the period from February 3, 1998 to October 31, 1998.

**** Index Plus Large Cap commenced operations on December 10, 1996. Investment
     Advisory Fees shown are for the period from December 10, 1996 to October 31, 1997.

                           THE SUBADVISORY AGREEMENT

Aeltus and the Company, on behalf of Value Opportunity, have entered into an agreement (Subadvisory Agreement) with Bradley, Foster & Sargent, Inc. (Bradley) effective October 1, 1998 appointing Bradley as subadviser of Value Opportunity. Bradley is managed by its six principals, Robert H. Bradley, Peter B. Canoni, Timothy H. Foster, Jeffrey G. Marsted, J. Edward Roney, Jr., and Joseph D. Sargent.

The Subadvisory Agreement gives Bradley broad latitude to select equity securities for Value Opportunity consistent with the investment objective and policies of the Fund, subject to Aeltus' oversight. The Agreement contemplates that Bradley will be responsible only for making equity investment decisions. Aeltus remains responsible for all other aspects of managing and administering Value Opportunity, including trade execution and cash management.

For the services under the Subadvisory Agreement, Bradley will receive an annual fee payable monthly as described in the Prospectuses. Subadvisory Fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Value Opportunity.

For the month ended October 31, 1998, Aeltus paid Bradley subadvisory fees of $629.

Aeltus has also retained Bradley to provide certain shareholder communication services and marketing assistance with respect to Value Opportunity, through December 31, 1999. The fee for these services is $13,000 per month and is paid out of Aeltus' revenues, not the assets of the Fund.

                     THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual


26 Aetna Series Fund, Inc.

and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, Aeltus is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

For the years ended October 31, 1998, October 31, 1997 and October 31, 1996, administrative services fees were paid to Aetna (administrator to the Funds prior to February 2, 1998) and Aeltus (for the period February 2, 1998 through October 31, 1998) as follows:

                                      Total                                Net
                                 Administrative     Administrator     Administrative
                                  Services Fees         Waiver        Services Paid
                                ----------------   ---------------   ---------------
Year Ended October 31, 1998
-----------------------------
Growth                                149,789                0            149,789
International                          82,614                0             82,614
Mid Cap*                                3,874            3,874                  0
Small Company                          45,674                0             45,674
Value Opportunity**                     4,048            4,048                  0
Balanced                              162,126                0            162,126
Growth and Income                     903,105                0            903,105
Real Estate**                           3,560            3,560                  0
Bond Fund                              52,793                0             52,793
Aetna Government Fund                  16,722           16,722                  0
High Yield**                            7,384            7,384                  0
Money Market                          586,393                0            586,393
Index Plus Bond*                       11,256           11,256                  0
Index Plus Large Cap****               27,653            4,832             22,821
Index Plus Mid Cap***                   5,748            5,748                  0
Index Plus Small Cap***                 5,555            5,555                  0
Ascent                                 47,924                0             47,924
Crossroads                             47,989                0             47,989
Legacy                                 28,950                0             28,950

Year Ended October 31, 1997
-----------------------------
Growth                                178,807                0            178,807
International                         188,108                0            188,108
Small Company                          70,100                0             70,100
Balanced                              253,872                0            253,872
Growth and Income                   1,228,819                0          1,228,819
Bond Fund                              81,555                0             81,555
Aetna Government Fund                  26,524           26,524                  0
Money Market                        1,094,798          175,308            919,490
Index Plus Large Cap****               27,340           27,340                  0
Ascent                                 63,386                0             63,386
Crossroads                             58,240                0             58,240
Legacy                                 47,222                0             47,222


                                                      Aetna Series Fund, Inc. 27

                                      Total                                Net
                                 Administrative     Administrator     Administrative
                                  Services Fees         Waiver        Services Paid
                                ----------------   ---------------   ---------------
Year Ended October 31, 1996
-----------------------------
Growth                               105,914                 0           105,914
International                        114,478                 0           114,478
Small Company                         97,148                 0            97,148
Balanced                             214,796                 0           214,796
Growth and Income                    945,088                 0           945,088
Bond Fund                             87,105                 0            87,105
Aetna Government Fund                 33,733            33,733                 0
Money Market                         961,110           498,621           462,489
Ascent                                58,099                 0            58,099
Crossroads                            55,370                 0            55,370
Legacy                                53,065                 0            53,065

   * Mid Cap and Index Plus Bond commenced operations on February 4, 1998. Administrative Services Fees shown are for the period from February 4, 1998 to October 31, 1998.

  ** Value Opportunity, Real Estate and High Yield commenced operations on
     February 2, 1998. Administrative Services Fees shown are for the period from February 2, 1998 to October 31, 1998.

 *** Index Plus Mid Cap and Index Plus Small Cap commenced operations on
     February 3, 1998. Administrative Services Fees shown are for the period from February 3, 1998 to October 31, 1998.

**** Index Plus Large Cap commenced operations on December 10, 1996.
     Administrative Services Fees shown are for the period from December 10, 1996 to October 31, 1997.

                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of all Funds except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian agreements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks or clearing agencies.

                                TRANSFER AGENT

First Data Investor Services Group, Inc. 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend-paying agent to the Funds.

                             INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP provides audit services, assistance and consultation in connection with the Commission filings.

                             PRINCIPAL UNDERWRITER

Shares of each Fund are offered on a continuous basis. Effective May 1, 1998, the Company's Board approved a change in the Company's principal underwriter from Aetna Investment Services, Inc. (AISI), 151 Farmington Avenue, Hartford, Connecticut 06156, to Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103-3602. ACI is a Connecticut corporation, and is a wholly-owned subsidiary of Aeltus and an indirect wholly-owned subsidiary of Aetna Inc. ACI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company.


28 Aetna Series Fund, Inc.

              DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class A shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). With respect to Class B shares of the Funds, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. With respect to Class C shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.75% (0.50% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class B and Class C shares each are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Class B Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of each Fund. Under the Class C Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of each Fund except Money Market. The Service Fee may be used by ACI primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

Prior to February 2, 1998, with respect to Adviser Class (redesignated Class A) shares, AISI received a distribution fee at the rate of 0.50% and a Shareholder Service fee at the rate of 0.25% (0.10% for Money Market) of the value of average daily net assets.

The years ended October 31, 1998, 1997 and 1996, Shareholder Services and distribution fees were paid to Aetna (principal underwriter of the Company prior to August 1, 1997), AISI (for the period August 1, 1997 through April 30, 1998) and ACI (for the period May 1, 1998 through October 31, 1998) as follows:

Year Ended October 31, 1998         Total Underwriting Fees
--------------------------------   ------------------------
  Growth                                    $34,543
  International                              60,303
  Mid Cap*                                      507
  Small Company                              29,313
  Value Opportunity**                           861
  Balanced                                   24,151
  Growth and Income                          65,703
  Real Estate**                                 656
  Bond Fund                                   4,918
  Aetna Government Fund                       2,207
  High Yield**                                  630
  Money Market                               26,009


                                                      Aetna Series Fund, Inc. 29

  Index Plus Bond*                            616
  Index Plus Large Cap                     12,230
  Index Plus Mid Cap***                       608
  Index Plus Small Cap***                     682
  Ascent                                    5,795
  Crossroads                                5,009
  Legacy                                    4,820

  Year Ended October 31, 1997            Total Underwriting Fees
--------------------------------------   ------------------------
  Growth                                 $49,657
  International                          166,514
  Small Company                           37,758
  Balanced                                37,922
  Growth and Income                       82,810
  Bond Fund                                5,949
  Aetna Government Fund                    3,948
  Money Market                           141,236
  Index Plus Large Cap****                 4,683
  Ascent*****                              1,691
  Crossroads*****                            764
  Legacy*****                                823

  Year Ended October 31, 1996
--------------------------------------
  Growth                                 $23,653
  International                          167,007
  Small Company                           20,104
  Balanced                                19,775
  Growth and Income                       32,657
  Bond Fund                               15,911
  Aetna Government Fund                    4,074
  Money Market                           101,840

    * Mid Cap and Index Plus Bond commenced operations on February 4, 1998.

   ** Value Opportunity, Real Estate and High Yield commenced operations on
      February 2, 1998.

  *** Index Plus Mid Cap and Index Plus Small Cap commenced operations on
      February 3, 1998.

 **** Index Plus Large Cap commenced operations on December 10, 1996.

***** Ascent, Crossroads and Legacy Class A Shares commenced operations on
      January 20, 1997.

Fees in the amount of $26,009, $141,236 and $101,840, for the years ended December 31, 1998, 1997, and 1996, respectively, were waived for Money Market.

The Distribution Plans and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

For the fiscal year ended October 31, 1998, approximately $134,458, $25,319, $517, $107,380, $113,451 and $165,681 of total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.


30 Aetna Series Fund, Inc.

Other Payments to Securities Dealers

Typically, a portion of the front-end sales charge on Class A shares is paid to your investment professional as shown in the following tables. Your investment professional may, however, receive up to the entire amount of the front-end sales charge.

The following table applies to Growth, International, Mid Cap, Small Company, Value Opportunity, Balanced, Growth and Income, Real Estate and the Generation
Funds:

                                    Amount of sales charge typically reallowed to
When you invest this amount         dealers as a percentage of offering price
---------------------------------   ----------------------------------------------
  under $50,000                                           5.00%
  $50,000 but under $100,000                              3.75
  $100,000 but under $250,000                             2.75
  $250,000 but under $500,000                             2.00
  $500,000 but under $1,000,000                           1.75

The following table applies to Bond Fund, Aetna Government Fund and High Yield:

                                    Amount of sales charge typically reallowed to
When you invest this amount         dealers as a percentage of offering price
---------------------------------   ----------------------------------------------
  under $50,000                                           4.00%
  $50,000 but under $100,000                              3.75
  $100,000 but under $250,000                             2.75
  $250,000 but under $500,000                             1.75
  $500,000 but under $1,000,000                           1.25

The following table applies to Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap:

                                    Amount of sales charge typically reallowed to
When you invest this amount         dealers as a percentage of offering price
---------------------------------   ----------------------------------------------
  under $50,000                                           2.50%
  $50,000 but under $100,000                              2.00
  $100,000 but under $250,000                             1.50
  $250,000 but under $500,000                             1.00
  $500,000 but under $1,000,000                           0.50

Securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more or are responsible for purchases of Class A shares by certain retirement plans pursuant to a sales charge waiver will be entitled to receive the following commissions:

                                                     Commission
                                                     -----------
  o on sales of $1 million to $3 million;                1.00%
  o on sales over $3 million to $20 million; and         0.50%
  o on sales over $20 million.                           0.25%

These breakpoints are reset every 12 months for purposes of additional purchases. ACI may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply.


                                                      Aetna Series Fund, Inc. 31

                       PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Company are purchased and redeemed at the net asset value of each Fund next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the net asset value of each Fund next determined after a purchase order is received. Class B and Class C shares are redeemed at the net asset value of each Fund next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the net asset value of each Fund next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the net asset value of each Fund next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $25,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

1. Redemptions from any Aeltus-advised Fund if you:
   o Originally paid a front-end sales charge on the shares;
   o Reinvest the money within 60 days of the redemption date; and
   o Reinvest the money in the same class of shares.


32 Aetna Series Fund, Inc.

2. Redemptions from other mutual funds if you:
   o Originally paid a front-end sales charge on the shares;
   o Reinvest the money within 30 days of the redemption date; and
   o Reinvest the money in the same class of shares.

The Fund's front-end sales charges will also not apply to Class A purchases by:

3. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either directly in any Fund or indirectly through an unregistered separate account sponsored by Aetna Life Insurance and Annuity Company (Aetna) or any affiliate thereof.

4. Certain trust companies and bank trust departments agreeing to invest in the Fund over a 13-month period at least $1 million of assets over which the trust companies and bank trust departments have full or shared investment discretion.

5. Certain retirement plans that are sponsored by an employer with at least 25 employees and either (a) have plan assets of $1 million or more or (b) agree to invest at least $500,000 in the Fund over a 13-month period.

6. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.

7. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.

8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer.

9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on:

o redemptions of shares purchased through reinvestment of dividends or capital gains distributions;
o shares purchased more than two years (in the case of Class A shares), six years (in the case of Class B shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
o redemptions of Money Market Class A and Class C shares unless:
  o those shares were purchased through an exchange from another Fund within two years (in the case of Class A shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
  o the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

o Exchanges to other Funds of the same class;
o Redemptions following the death or disability of the shareholder or beneficial owner;
o Redemptions related to distributions from retirement plans or accounts under Internal Revenue Code Section 403(b) after you attain age 70-1/2.
o Tax-free returns of excess contributions from employee benefit plans;
o Distributions from employee benefit plans, including those due to plan termination or plan transfer; and
o Redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:


                                                      Aetna Series Fund, Inc. 33

  o are limited annually to no more than 12% of the original account value;
  o are made in equal monthly amounts, not to exceed 1% per month; and
  o the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions based on purchases in more than one Fund will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Company (other than Money Market shares) acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13-month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter of Intent before a change in the sales charge structure of the Company, you may complete the Letter of Intent at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter of Intent was filed.

Five percent (5%) of the amount of the total intended purchase will be reserved in Class A shares of the Company registered in your name until you fulfill the Letter of Intent. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter of Intent, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter of Intent and are in an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by ACI and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference will be applied to the purchase of additional shares in an amount equivalent to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter of Intent, you will remit to ACI an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter of Intent is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Company (other than Money Market) under the Letter of Intent. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter of Intent.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the


34 Aetna Series Fund, Inc.

amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                   BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions, subject to Aeltus' duty to obtain best execution.

Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Funds.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Funds.

The Funds have not effected, and have no present intention of effecting, any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Company.


                                                      Aetna Series Fund, Inc. 35

A Fund and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:


                              For Year Ended       For Year Ended       For Year Ended
         Fund Name             Oct. 31, 1998        Oct. 31, 1997        Oct. 31, 1996
--------------------------   ----------------   --------------------   ----------------
Growth                          $  347,005           $  170,182           $  135,750
International                      428,858              907,087              479,630
Mid Cap*                            16,093               N/A                  N/A
Small Company                      189,609              167,794              223,630
Value Opportunity**                 15,334               N/A                  N/A
Balanced                            74,562              131,989              207,536
Growth and Income                2,363,653            1,908,594            1,120,636
Real Estate**                       21,212               N/A                  N/A
Bond Fund                                0                    0                    0
Aetna Government Fund                    0                    0                    0
High Yield**                             0                    0                    0
Money Market                             0                    0                    0
Index Plus Bond*                         0                    0                    0
Index Plus Large Cap***             44,831               15,942               N/A
Index Plus Mid Cap****              19,919               N/A                  N/A
Index Plus Small Cap****            27,474               N/A                  N/A
Ascent                             125,071              113,789               81,898
Crossroads                         100,787               79,184               61,817
Legacy                              44,163               47,247               38,705

   * Mid Cap and Index Plus Bond commenced operations on February 4, 1998.

  ** Value Opportunity, Real Estate and High Yield commenced operations on
     February 2, 1998.

 *** Index Plus Large Cap commenced operations December 10, 1996.

**** Index Plus Mid Cap and Index Plus Small Cap commenced operations on
     February 3, 1998.

For the fiscal year ended October 31, 1998, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name              Commissions Paid on Total Transactions
-----------------------   ---------------------------------------
Growth                                    $ 36,804
International                                5,919
Mid Cap*                                     2,580
Small Company                                3,573
Value Opportunity**                          1,200
Balanced                                    13,840
Growth and Income                          473,468
Real Estate**                                1,602
Index Plus Large Cap                        14,799
Index Plus Mid Cap***                            0


36 Aetna Series Fund, Inc.

Company Name                Commissions Paid on Total Transactions
-------------------------   ---------------------------------------
Index Plus Small Cap***                           0
Ascent                                       13,954
Crossroads                                   10,049
Legacy                                        4,040

  * Mid Cap and Index Plus Bond commenced operations on February 4, 1998.

 ** Value Opportunity, Real Estate and High Yield commenced operations on
    February 2, 1998.

*** Index Plus Mid Cap and Index Plus Small Cap commenced operations on
    February 3, 1998.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

The Board has also adopted a Code of Ethics governing personal trading by persons who manage, or who have access to trading activity by, a Fund. The Code of Ethics allows trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. Aeltus also has adopted a Code of Ethics, which the Board reviews annually.

                       SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.



                                                      Aetna Series Fund, Inc. 37

Checkwriting Service

Checkwriting is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling (800) 367-7732. All notices with respect to checks must be given to the transfer agent.

Cross Investing

Dividend Investing--You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

Systematic Exchange--You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call (800) 367-7732.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a signature guarantee for redemption requests in amounts in excess of $25,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions regardless of the amount of redemption.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                                NET ASSET VALUE

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities that have a maturity date of more than sixty days and long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities. Short-term debt securities maturing in sixty days or less at the date of purchase, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.


38 Aetna Series Fund, Inc.

                                  TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund. No attempt is made to present a detailed explanation of the tax treatment of each Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their U.S. income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by the International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Fund.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                            PERFORMANCE INFORMATION

Performance information for each class of shares including the yield and effective yield of Money Market, the yield of Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.


                                                      Aetna Series Fund, Inc. 39

Money Market Yields

Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7)]-1

The yield and effective yield for Money Market for the seven days ended October 31, 1998 were 4.96% and 5.09%, respectively.

30-Day Yield for Certain Non-Money Market Funds

Quotations of yield for Bond Fund, Aetna Government Fund, High Yield and Index Plus Bond will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b + 1)(6)-1]
                                       ---
                                        cd

Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

For the purpose of determining net investment income earned during the period (variable "a" in the formula), interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual and accrued interest). For purposes of this calculation, it is assumed that each month contains 30 days.

The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted from time to time to reflect changes in the market value of such debt obligations.

Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.


40 Aetna Series Fund, Inc.

For the 30-day period ended October 31, 1998:

                                          Yield
                            ----------------------------------
       Name of Fund          Class A     Class I      Class C
-------------------------   ---------   ---------   ----------
  Bond Fund                    4.93%       5.43%        4.42%
  Aetna Government Fund        4.31%       4.79%        3.79%
  High Yield                   9.97%      10.74%        9.73%
  Index Plus Bond              4.98%       5.39%        4.63%

Dividend Yield

Bond Fund, Aetna Government Fund, High Yield, Money Market, and Index Plus Bond may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period from net investment income during a stated period.

To calculate dividend yield, the dividends of a class declared during a stated 30-day period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the net asset value on the last day of the dividend period. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

The Class A dividend yield may also be quoted with the public offering price
(POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended December 31, 1998 were as follows (Class B shares were not offered during the period listed):

          Fund             Class A (NAV)     Class A (POP)      Class C
-----------------------   ---------------   ---------------   ----------
Money Market                    5.46%             5.46%           5.46%
Aetna Government Fund           4.53%             4.32%           4.01%
Bond Fund                       6.21%             5.91%           5.59%
High Yield                      9.02%             8.59%           8.42%
Index Plus Bond                 5.46%             5.30%           4.94%

Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                P(1 + T)(n) = ERV

Where:

P   = a hypothetical initial payment of $1,000
T   = an average annual total return
n   = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

The Company may also from time to time include in such advertising a total return figure for Class A, Class B and/or Class C that is not calculated according to the formula set forth above. Specifically, the Company may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B or Class C that does not take into account the imposition of the applicable CDSC.

All the following figures are based on actual investment performance.


                                                      Aetna Series Fund, Inc. 41

In February 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to the Class A inception date, Class A performance is calculated by using the performance of Class I (formerly Select Class) shares and deducting the Class A front-end sales load and internal fees and expenses of the Adviser Class. In June 1998, the Funds introduced Class C shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class C shares. CDSC applies for all shares redeemed prior to the end of the first eighteen months of ownership. The 1-year returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Money Market.

Total Return Quotations as of October 31, 1998:

Class I

       Fund Name             1 Year         5 Years       Since Inception     Inception Date*
-----------------------   ------------   -------------   -----------------   ----------------
Money Market                   5.36%          5.23%              4.82%             1/3/92
Aetna Government Fund          8.54%          N/A                6.63%             1/4/94
Bond Fund                      7.72%          6.07%              7.02%             1/3/92
Balanced                      10.81%         13.42%             12.03%             1/3/92
Growth and Income              3.80%         17.67%             14.78%             1/3/92
Growth                        14.78%          N/A               20.53%             1/4/94
Index Plus Large Cap          23.46%          N/A               25.53%           12/10/96
Small Company                 -7.47%          N/A               16.28%             1/4/94
International                 10.22%         11.65%             10.15%             1/3/92
Ascent                        -1.90%          N/A               15.84%             1/4/95
Crossroads                    -0.87%          N/A               13.76%             1/4/95
Legacy                         2.51%          N/A               12.11%             1/4/95
High Yield                     N/A            N/A               -6.50%             2/2/98
Index Plus Bond                N/A            N/A                5.48%             2/4/98
Index Plus Mid Cap             N/A            N/A                3.60%             2/3/98
Index Plus Small Cap           N/A            N/A              -11.30%             2/3/98
Mid Cap                        N/A            N/A               -7.10%             2/4/98
Real Estate                    N/A            N/A              -16.80%             2/2/98
Value Opportunity              N/A            N/A               -0.10%             2/2/98

Class A (assuming payment of the front-end sales load)

       Fund Name             1 Year         5 Years       Since Inception     Inception Date*
-----------------------   ------------   -------------   -----------------   ----------------
Aetna Government Fund          3.05%          N/A                4.87%             1/4/94
Bond Fund                      2.18%          4.33%              5.52%             1/3/92
Balanced                       4.09%         11.30%             10.27%             1/3/92
Growth and Income             -2.52%         15.57%             13.06%             1/3/92
Growth                         7.76%          N/A               18.29%             1/4/94
Index Plus Large Cap          19.39%          N/A               22.88%           12/10/96
Small Company                -13.07%          N/A               14.12%             1/4/94
International                  3.45%          9.55%              8.43%             1/3/92
Ascent                        -7.79%          N/A               13.39%             1/4/95
Crossroads                    -6.85%          N/A               11.32%             1/4/95
Legacy                        -3.59%          N/A                9.74%             1/4/95
High Yield                     N/A            N/A              -11.10%             2/2/98
Index Plus Bond                N/A            N/A                2.13%             2/4/98
Index Plus Mid Cap             N/A            N/A                0.30%             2/3/98


42 Aetna Series Fund, Inc.

Class A (assuming payment of the front-end sales load)

       Fund Name          1 Year    5 Years     Since Inception     Inception Date*
----------------------   --------   ---------   -----------------   ----------------
Index Plus Small Cap       N/A        N/A             -14.06%            2/3/98
Mid Cap                    N/A        N/A             -12.54%            2/4/98
Real Estate                N/A        N/A             -21.77%            2/2/98
Value Opportunity          N/A        N/A              -6.03%            2/2/98

Class A (without payment of the front-end sales load)

       Fund Name             1 Year         5 Years       Since Inception     Inception Date*
-----------------------   ------------   -------------   -----------------   ----------------
Money Market                   5.36%          5.23%              4.82%             1/3/92
Aetna Government Fund          8.19%          N/A                5.93%             1/4/94
Bond Fund                      7.27%          5.35%              6.28%             1/3/92
Balanced                      10.44%         12.63%             11.23%             1/3/92
Growth and Income              3.42%         16.95%             14.04%             1/3/92
Growth                        14.34%          N/A               19.75%             1/4/94
Index Plus Large Cap          23.09%          N/A               24.87%           12/10/96
Small Company                 -7.77%          N/A               15.53%             1/4/94
International                  9.76%         10.86%              9.37%             1/3/92
Ascent                        -2.17%          N/A               15.16%             1/4/95
Crossroads                    -1.17%          N/A               13.06%             1/4/95
Legacy                         2.29%          N/A               11.45%             1/4/95
High Yield                     N/A            N/A               -6.67%             2/2/98
Index Plus Bond                N/A            N/A                5.29%             2/4/98
Index Plus Mid Cap             N/A            N/A                3.40%             2/3/98
Index Plus Small Cap           N/A            N/A              -11.40%             2/3/98
Mid Cap                        N/A            N/A               -7.20%             2/4/98
Real Estate                    N/A            N/A              -17.00%             2/2/98
Value Opportunity              N/A            N/A               -0.30%             2/2/98

Class C (assuming payment of the CDSC)

       Fund Name             1 Year         5 Years       Since Inception     Inception Date*
-----------------------   ------------   -------------   -----------------   ----------------
Aetna Government Fund          6.46%          N/A                5.57%             1/4/94
Bond Fund                      5.54%          4.99%              5.94%             1/3/92
Balanced                       8.74%         12.30%             10.92%             1/3/92
Growth and Income              1.85%         16.51%             13.65%             1/3/92
Growth                        12.61%          N/A               19.32%             1/4/94
Index Plus Large Cap          21.74%          N/A               24.56%           12/10/96
Small Company                 -9.35%          N/A               15.11%             1/4/94
International                  8.31%         10.57%              9.08%             1/3/92
Ascent                        -3.78%          N/A               14.70%             1/4/95
Crossroads                    -2.87%          N/A               12.62%             1/4/95
Legacy                         0.53%          N/A               11.01%             1/4/95
High Yield                     N/A            N/A               -8.19%             2/2/98
Index Plus Bond                N/A            N/A                4.04%             2/4/98
Index Plus Mid Cap             N/A            N/A                2.24%             2/3/98
Index Plus Small Cap           N/A            N/A              -12.53%             2/3/98
Mid Cap                        N/A            N/A               -8.69%             2/4/98
Real Estate                    N/A            N/A              -18.26%             2/2/98
Value Opportunity              N/A            N/A               -1.89%             2/2/98


                                                      Aetna Series Fund, Inc. 43

Class C (without payment of the CDSC)

       Fund Name             1 Year         5 Years       Since Inception     Inception Date*
-----------------------   ------------   -------------   -----------------   ----------------
Money Market                   5.36%          5.23%              4.82%             1/3/92
Aetna Government Fund          7.46%          N/A                5.57%             1/4/94
Bond Fund                      6.54%          4.99%              5.94%             1/3/92
Balanced                       9.74%         12.30%             10.92%             1/3/92
Growth and Income              2.85%         16.51%             13.65%             1/3/92
Growth                        13.61%          N/A               19.32%             1/4/94
Index Plus Large Cap          22.49%          N/A               24.56%           12/10/96
Small Company                 -8.43%          N/A               15.11%             1/4/94
International                  9.31%         10.57%              9.08%             1/3/92
Ascent                        -2.81%          N/A               14.70%             1/4/95
Crossroads                    -1.89%          N/A               12.62%             1/4/95
Legacy                         1.53%          N/A               11.01%             1/4/95
High Yield                     N/A            N/A               -7.26%             2/2/98
Index Plus Bond                N/A            N/A                4.79%             2/4/98
Index Plus Mid Cap             N/A            N/A                2.99%             2/3/98
Index Plus Small Cap           N/A            N/A              -11.87%             2/3/98
Mid Cap                        N/A            N/A               -7.77%             2/4/98
Real Estate                    N/A            N/A              -17.44%             2/2/98
Value Opportunity              N/A            N/A               -0.90%             2/2/98

* The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds was added.

Performance information for a Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch High Yield Index, Salomon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds.


44 Aetna Series Fund, Inc.

                             FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports thereon are incorporated by reference in this Statement. The Companies' Annual Reports are available upon request and without charge by calling (800) 367-7732.







ASF(S)-Aetna Series Fund, Inc.            Statement of Additional Information
SAI.SERIES-98


                                                      Aetna Series Fund, Inc. 45

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits


         (a.1)        Articles of Amendment and Restatement (September 2, 1997)(1)
         (a.2)        Articles of Amendment (October 29, 1997)(2)
         (a.3)        Articles Supplementary (October 29, 1997)(2)
         (a.4)        Articles of Amendment (January 26, 1998)(3)
         (a.5)        Articles Supplementary (June 25, 1998)(4)
         (a.6)        Articles Supplementary (December 22, 1998)
         (b)          By-laws (as amended September 13, 1994)(5)
         (c)          Instruments Defining Rights of Holders (set forth in the Articles of Amendment and
                      Restatement)(1)
         (d.1)        Investment Advisory Agreement between Aeltus Investment Management, Inc. and Aetna Series Fund,
                      Inc., on behalf of Aetna Balanced Fund, Aetna Bond Fund, Aetna Growth Fund, Aetna Growth and
                      Income Fund, Aetna Government Fund, Aetna Index Plus Large Cap Fund, Aetna International Fund,
                      Aetna Money Market Fund, Aetna Small Company Fund, Aetna Ascent Fund, Aetna Crossroads Fund, Aetna
                      Legacy Fund, Aetna High Yield Fund, Aetna Index Plus Bond Fund, Aetna Index Plus Mid Cap Fund,
                      Aetna Index Plus Small Cap Fund, Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, and Aetna
                      Value Opportunity Fund
         (d.2)        Subadvisory Agreement between Aeltus Investment Management, Inc., Aetna Series Fund, Inc.,
                      on behalf of Aetna Value Opportunity Fund, and Bradley, Foster & Sargent, Inc.(6)
         (e.1)        Underwriting Agreement between Aeltus Capital, Inc. and Aetna Series Fund, Inc.(3)
         (e.2)        Master Selling Dealer Agreement(3)
         (f)          Directors' Deferred Compensation Plan(1)
         (g.1)        Custodian Agreement - Mellon Bank, N.A. (September 1, 1992)(5)
         (g.2)        Amendment to Custodian Agreement - Mellon Bank, N.A. (May 11, 1994)(2)
         (g.3)        Amendment to Custodian Agreement - Mellon Bank, N.A. (September 14, 1994)(5)
         (g.4)        Amendment to Custodian Agreement - Mellon Bank, N.A. (October 11, 1996)(7)
         (g.5)        Amendment to Custodian Agreement - Mellon Bank, N.A. (January 29, 1998)(3)
         (g.6)        Custodian Agreement - Brown Brothers Harriman & Company (Aetna International Fund) (December
                      12, 1991)(8)
         (h.1)        Administrative Services Agreement between Aeltus Investment Management, Inc. and Aetna Series
                      Fund, Inc. on behalf of Aetna Balanced Fund, Aetna Bond Fund, Aetna Growth Fund, Aetna Growth and
                      Income Fund, Aetna Government Fund, Aetna Index Plus Large Cap Fund, Aetna International Fund,
                      Aetna Money Market Fund, Aetna Small Company Fund, Aetna Ascent Fund, Aetna Crossroads Fund,

                      Aetna Legacy Fund, Aetna High Yield Fund, Aetna Index Plus Bond Fund, Aetna Index Plus Mid Cap Fund,
                      Aetna Index Plus Small Cap Fund, Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, and Aetna
                      Value Opportunity Fund
         (h.2)        License Agreement(5)
         (h.3)        Transfer Agent Agreement(4)
         (h.4)        Amendment No. 1 to the Transfer Agency and Services Agreement(9)
         (h.5)        Amendment No. 2 to the Transfer Agency and Services Agreement(9)
         (h.6)        Amendment No. 3 to the Transfer Agency and Services Agreement
         (i)          Opinion and Consent of Counsel
         (j)          Consent of Independent Auditors
         (k)          Not applicable
         (l)          Initial Capital Agreement(9)
         (m.1)        Distribution Plan (Class A)
         (m.2)        Distribution Plan (Class C)
         (m.3)        Distribution Plan (Class B)
         (m.4)        Shareholder Service Plan (Class C)
         (m.5)        Shareholder Service Plan (Class B)
         (n)          Financial Data Schedules
         (o)          Multiple Class Plan(9)
         (p.1)        Power of Attorney (November 6, 1998)(9)
         (p.2)        Authorization for Signatures(10)

1. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on January 16, 1998.
2. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the Securities and Exchange Commission on November 3, 1997.
3. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the Securities and Exchange Commission on April 24, 1998.
4. Incorporated herein by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on June 29, 1998.
5. Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, (File No. 33-85620), as filed with the Securities and Exchange Commission on June 28, 1995.
6. Incorporated herein by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on September 30, 1998.
7. Incorporated herein by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on December 10, 1996.

8. Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on September 20, 1996.
9. Incorporated herein by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on December 17, 1998.
10. Incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control

       Registrant is a Maryland corporation for which separate financial statements are filed. As of January 31, 1999, Aetna Life Insurance and Annuity Company (Aetna), and its affiliates, had the following interest in the series of the Registrant, through direct ownership or through one of Aetna's separate accounts:


                                                                       % Aetna
                                             ------------------------------------------------------------
                                                    Class I             Class A           Class C
                                                    -------             -------           -------
Aetna Bond Fund                                      54.57%
Aetna Government Fund                                86.52%                                60.25%
Aetna High Yield Fund                                99.31%              31.86%            31.26%
Aetna Index Plus Bond Fund                           99.57%              25.57%            43.62%
Aetna Index Plus Large Cap Fund                      43.67%                                 2.31%
Aetna Index Plus Mid Cap Fund                        98.99%              29.72%            41.04%
Aetna Index Plus Small Cap Fund                      98.05%              21.24%            11.30%
Aetna International Fund                             22.30%              31.68%
Aetna Mid Cap Fund                                   98.33%              71.47%            95.16%
Aetna Money Market Fund                              48.93%
Aetna Real Estate Securities Fund                    98.37%              28.78%            75.31%
Aetna Small Company Fund                             57.43%                                 5.37%
Aetna Value Opportunity Fund                         97.14%              70.15%            18.89%
Aetna Ascent Fund                                    87.86%                                53.04%
Aetna Crossroads Fund                                92.35%                                44.45%
Aetna Legacy Fund                                    86.08%                                33.20%

       Aetna is an indirect wholly owned subsidiary of Aetna Inc.

       A list of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-56297), as filed electronically with the Securities and Exchange Commission on December 14, 1998.

Item 25. Indemnification

       Article 12, Section (d) of the Registrant's Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed electronically on November 3, 1997, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by Gulf Insurance Company which expires October 1, 1999.

       Section XI.B of the Administrative Services Agreement, filed herein as Exhibit (h.1), provides for indemnification of the Administrator.

       Section 8 of the Underwriting Agreement, incorporated herein by reference to Exhibit (e.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed electronically on April 24, 1998, provides for indemnification of the Underwriter, its several officers and directors, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26.  Business and Other Connections of Investment Adviser

       The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as investment adviser and administrator for Aetna Series Fund, Inc., Aeltus acts as investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). It also acts as investment adviser to certain private accounts.

       The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices               Other Principal Position(s) Held
                               with Investment Adviser             Since Oct. 31, 1996/Addresses*

-------------------------------------------------------------------------------------------------------------------------
John Y. Kim                    Director, President, Chief          Director (February 1995 - March 1998) -- Aetna Life
                               Executive Officer, Chief            Insurance and Annuity Company; Senior Vice President
                               Investment Officer                  (since September 1994) -- Aetna Life Insurance and
                                                                   Annuity Company.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices               Other Principal Position(s) Held
                               with Investment Adviser             Since Oct. 31, 1996/Addresses*

-------------------------------------------------------------------------------------------------------------------------
J. Scott Fox                   Director, Managing Director,        Vice President (since April 1997) -- Aetna
                               Chief Operating Officer, Chief      Retirement Services, Inc.; Director and Senior Vice
                               Financial Officer                   President (March 1997 - February 1998) -- Aetna Life
                                                                   Insurance and Annuity Company; Managing Director, Chief
                                                                   Operating Officer, Chief Financial Officer, Treasurer
                                                                   (April 1994 - March 1997) -- Aeltus Investment
                                                                   Management, Inc.

Thomas J. McInerney            Director                            President (since August 1997) -- Aetna Retirement
                                                                   Services, Inc.; Director and President (since
                                                                   September 1997) -- Aetna Life Insurance and Annuity
                                                                   Company; Executive Vice President (since August
                                                                   1997) -- Aetna Inc.; Vice President, Strategy (March
                                                                   1997 - August 1997) -- Aetna Inc.; Vice President,
                                                                   Marketing and Sales (December 1996 - March 1997) --
                                                                   Aetna U.S. Healthcare; Vice President, National
                                                                   Accounts (April 1996 - December 1996) -- Aetna U.S.
                                                                   Healthcare.

Catherine H. Smith             Director                            Chief Financial Officer (since February 1998) --
                                                                   Aetna Retirement Services, Inc.; Director, Senior
                                                                   Vice President and Chief Financial Officer (since
                                                                   February 1998) -- Aetna Life Insurance and Annuity
                                                                   Company; Vice President, Strategy, Finance and
                                                                   Administration, Financial Relations (September 1996
                                                                   - February 1998) -- Aetna Inc.

Lennart A. Carlson             Managing Director, Fixed Income     Managing Director (since January 1996) -- Aeltus
                               Investments                         Trust Company.

Stephanie A. DeSisto           Vice President

Amy R. Doberman                Vice President,                     Counsel (since December 1996) -- Aetna Life Insurance
                               General Counsel                     and Annuity Company; Attorney (March 1990 - November
                               and Secretary                       1996) -- Securities and Exchange Commission.

Steven C. Huber                Managing Director, Fixed Income     Managing Director (since August 1996) -- Aeltus
                               Investments                         Trust Company.

-------------------------------------------------------------------------------------------------------------------------
Name                           Positions and Offices               Other Principal Position(s) Held
                               with Investment Adviser             Since Oct. 31, 1996/Addresses*

-------------------------------------------------------------------------------------------------------------------------
Brian K. Kawakami              Vice President, Chief Compliance    Chief Compliance Officer & Director (since January
                               Officer                             1996) -- Aeltus Trust Company; Chief Compliance
                                                                   Officer (since August 1993) -- Aeltus Capital, Inc.

Neil Kochen                    Managing Director, Product          Managing Director (since April 1996) -- Aeltus Trust
                               Development                         Company; Managing Director (since August 1996) --
                                                                   Aeltus Capital, Inc.

Frank Litwin                   Managing Director, Retail           Vice President, Strategic Marketing (April, 1992 -
                               Marketing and Sales                 August, 1997) -- Fidelity Investments Institutional
                                                                   Services Company.

Kevin M. Means                 Managing Director, Equity           Managing Director (since August 1996) -- Aeltus
                               Investments                         Trust Company.

L. Charles Meythaler           Managing Director, Institutional    Director (since July 1997) -- Aeltus Trust Company;
                               Marketing                           Managing Director (since June 1997) -- Aeltus Trust
                               and Sales                           Company; President (June 1993 - April 1997) -- New
                                                                   England Investment Association.

Jeanne Wong-Boehm              Managing Director, Fixed Income     Managing Director (since August 1996) -- Aeltus
                               Investments                         Trust Company.


     * Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

For information regarding Bradley, Foster & Sargent, Inc. (Bradley), the subadviser for Aetna Value Opportunity Fund, reference is made to the section entitled "Subadviser" in the Class A, B and C Prospectus, the Class I Prospectus and the Statement of Additional Information each dated March 1, 1999. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers of Bradley, reference is made to Bradley's current Form ADV (File No. 801-46616) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 27. Principal Underwriters

       (a) None

       (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:

Name and Principal                    Positions and Offices                          Positions and Offices
Business Address*                     with Principal Underwriter                     with Registrant
-----------------                     --------------------------                     ---------------
John Y. Kim                           Director and President                         Director

J. Scott Fox                          Director, Managing Director, Chief Operating   Director and President
                                      Officer, Chief Financial Officer

Brian K. Kawakami                     Director, Vice President, Chief Compliance     None
                                      Officer

Frank Litwin                          Director, Managing Director                    Vice President

Daniel F. Wilcox                      Vice President - Finance, and Treasurer        None


      *The principal business address of all directors and officers listed is 10
       State House Square, Hartford, Connecticut 06103-3602.

       (c) Not applicable.

Item 28. Location of Accounts and Records

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 10 State House Square, Hartford, Connecticut 06103-3602.

       Shareholder records are maintained by the transfer agent, First Data Investor Services Group, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581.

Item 29. Management Services

       Not applicable.

Item 30. Undertakings

       Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 25th day of February, 1999.

                                                 AETNA SERIES FUND, INC.
                                                 -------------------------------
                                                 Registrant

                                                 By  J. Scott Fox*
                                                     ---------------------------
                                                     J. Scott Fox
                                                     President

Pursuant to the requirements of the Securities Act , this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                     Title                                              Date
---------                                     -----                                              ----
J. Scott Fox*                                 President and Director                      )
-------------------------------------------   (Principal Executive Officer)               )
J. Scott Fox                                                                              )
                                                                                          )
Albert E. DePrince, Jr.*                      Director                                    )
-------------------------------------------                                               )
Albert E. DePrince, Jr.                                                                   )
                                                                                          )
Maria T. Fighetti*                            Director                                    )      February
-------------------------------------------                                               )
Maria T. Fighetti                                                                         )      25, 1999
                                                                                          )
David L. Grove*                               Director                                    )
-------------------------------------------                                               )
David L. Grove                                                                            )
                                                                                          )
John Y. Kim*                                  Director                                    )
-------------------------------------------                                               )
John Y. Kim                                                                               )
                                                                                          )
Sidney Koch*                                  Director                                    )
-------------------------------------------                                               )
Sidney Koch                                                                               )
                                                                                          )
Shaun P. Mathews*                             Director                                    )
-------------------------------------------                                               )
Shaun P. Mathews                                                                          )

Corine T. Norgaard*                           Director                                    )
-------------------------------------------                                               )
Corine T. Norgaard                                                                        )
                                                                                          )
Richard G. Scheide*                           Director                                    )
-------------------------------------------                                               )
Richard G. Scheide                                                                        )
                                                                                          )
Stephanie A. DeSisto*                         Treasurer and Chief Financial Officer       )
-------------------------------------------   (Principal Financial and Accounting         )
Stephanie A. DeSisto                          Officer)                                    )

By:    /s/ Amy R. Doberman
       ---------------------------------------------------
       *Amy R. Doberman
        Attorney-in-Fact

    *Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                             Aetna Series Fund, Inc.
                                  EXHIBIT INDEX

        Exhibit No.             Exhibit                                                                          Page
        -----------             -------                                                                          ----

        99-(a.6)                Articles Supplementary (December 22, 1998)
                                                                                                           -----------------

        99-(d.1)                Investment Advisory Agreement between Aeltus Investment Management, Inc.
                                and Aetna Series Fund, Inc., on behalf of Aetna Balanced Fund, Aetna
                                Bond Fund, Aetna Growth Fund, Aetna Growth and Income Fund, Aetna
                                Government Fund, Aetna Index Plus Large Cap Fund, Aetna International
                                Fund, Aetna Money Market Fund, Aetna Small Company Fund, Aetna Ascent
                                Fund, Aetna Crossroads Fund, Aetna Legacy Fund, Aetna High Yield Fund,
                                Aetna Index Plus Bond Fund, Aetna Index Plus Mid Cap Fund, Aetna Index
                                Plus Small Cap Fund, Aetna Mid Cap Fund, Aetna Real Estate Securities
                                Fund, and Aetna Value Opportunity Fund
                                                                                                           -----------------

        99-(h.1)                Administrative Services Agreement between Aeltus Investment Management,
                                Inc. and Aetna Series Fund, Inc. on behalf of Aetna Balanced Fund, Aetna
                                Bond Fund, Aetna Growth Fund, Aetna Growth and Income Fund, Aetna
                                Government Fund, Aetna Index Plus Large Cap Fund, Aetna International
                                Fund, Aetna Money Market Fund, Aetna Small Company Fund, Aetna Ascent
                                Fund, Aetna Crossroads Fund, Aetna Legacy Fund, Aetna High Yield Fund,
                                Aetna Index Plus Bond Fund, Aetna Index Plus Mid Cap Fund, Aetna Index
                                Plus Small Cap Fund, Aetna Mid Cap Fund, Aetna Real Estate Securities
                                Fund, and Aetna Value Opportunity Fund
                                                                                                           -----------------

        99-(h.6)                Amendment No. 3 to the Transfer Agency and Services Agreement
                                                                                                           -----------------

        99-(i)                  Opinion and Consent of Counsel
                                                                                                           -----------------

        99-(j)                  Consent of Independent Auditors
                                                                                                           -----------------

        99-(m.1)                Distribution Plan (Class A)
                                                                                                           -----------------

        99-(m.2)                Distribution Plan (Class C)
                                                                                                           -----------------

        99-(m.3)                Distribution Plan (Class B)
                                                                                                           -----------------

        Exhibit No.             Exhibit                                                                          Page
        -----------             -------                                                                          ----

        99-(m.4)                Shareholder Service Plan (Class C)
                                                                                                           -----------------

        99-(m.5)                Shareholder Service Plan (Class B)
                                                                                                           -----------------

        99-(n)                  Financial Data Schedules (filed here as Ex-27)
                                                                                                           -----------------